                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                              File No. 33-14363
                                                              File No. 811-5162


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

                  Pre-Effective Amendment No.                         [ ]
                                              ----

                  Post-Effective Amendment No. 25                     [X]
                                              ----
                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                  Amendment No.   25                                  [X]
                                 ----

                        DELAWARE GROUP PREMIUM FUND, INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     1818 Market Street, Philadelphia, Pennsylvania                 19103
-------------------------------------------------------------------------------
        (Address of Principal Executive Offices)                  (Zip Code)

Registrant's Telephone Number, including Area Code:             (215) 751-2923
                                                                ---------------

     George M. Chamberlain, Jr., 1818 Market Street, Philadelphia, PA 19103
-------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                               May 1, 1999
It is proposed that this filing will become effective:

               ___  immediately upon filing pursuant to paragraph (b)
               ___  on (date) pursuant to paragraph (b)
               ___  60 days after filing pursuant to paragraph  (a)(1) on (date)
               ___  pursuant to paragraph  (a)(1) 75 days after filing  pursuant
               ___  to paragraph (a)(2)
               _X_  on May 1, 1999 pursuant to paragraph (a)(2) of Rule 485

If appropriate:

               ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                      Title of Securities Being Registered
                      ------------------------------------
    Decatur Total Return Series, Delchester Series, Capital Reserves Series,
        Cash Reserve Series, DelCap Series,Delaware Series, International Equity Series, Small Cap Value Series, Trend Series, Global Bond Series,
         Strategic Income Series, Devon Series, Emerging Markets Series,
            Convertible Securities Series, Social Awareness Series,
                     REIT Series, Aggressive Growth Series

                             --- C O N T E N T S ---



This Post-Effective Amendment No. 25 to Registration File No. 33-14363 includes the following:


      1.     Facing Page

      2.     Contents Page

      3.     Cross-Reference Sheet

      4.     Part A - Prospectus

      5.     Part B - Statement of Additional Information

      6.     Part C - Other Information

      7.     Signatures

                              CROSS-REFERENCE SHEET
                              ---------------------

                                     PART A
                                     ------


Item No.    Description                              Location in Prospectus
-------     -----------

1           Front and Back Cover Pages               Same

2           Risk/Return Summary:                     Profiles
            Investments, Risks and Performance

3           Risk/Return Summary:                     Profiles
            Fee Table

4           Investment Objectives, Principal         How we manage the
            Investment Strategies, and Related       Series; The risks of
            Risks                                    investing in the Series

5           Management's Discussion of               N/A
            Performance

6           Management, Organization, and            Who manages the Series
            Capital Structure

7           Shareholder Information                  Purchase and redemption
                                                     of shares; Valuation of
                                                     shares;
                                                     Dividends, distributions
                                                     and taxes

8           Distribution Arrangements                Purchase and redemption
                                                     of shares

9           Financial Highlights Information         Financial information

                              CROSS-REFERENCE SHEET
                              ---------------------

                                     PART B
                                     ------


                                                                                    Location in Statement of Additional
Item No.        Description                                                         Information
-------         -----------                                                         -----------

10              Cover Page and Table of Contents                                    Same

11              Fund History                                                        General Information

12              Description of the Fund and Its Investments and                     Investment Objectives and Policies
                Risks


13              Management of the Fund                                              Officers and Directors


14              Control Persons and Principal Holders of Securities                 Officers and Directors

15              Investment Advisory and Other Services                              Officers and Directors; Investment
                                                                                    Management Agreements and Sub-
                                                                                    Advisory Agreements; General
                                                                                    Information; Financial Statements

16              Brokerage Allocation and Other Practices                            Trading Practices and Brokerage

17              Capital Stock and Other Securities                                  Capitalization and Noncumulative
                                                                                    Voting (under General Information)

18              Purchase, Redemption, and Pricing of Shares                         Offering Price

19              Taxation of the Fund                                                Accounting and Tax Issues; Taxes

20              Underwriters                                                        Investment Management Agreements
                                                                                    and Sub-Advisory Agreements

21              Calculation of Performance Data                                     Performance Information

22              Financial Statements                                                Financial Statements



                              CROSS-REFERENCE SHEET
                              ---------------------

                                     PART C
                                     ------



Item No.       Description                                  Location in Part C
--------       -----------                                  ------------------

23             Exhibits                                     Item 23

24             Persons Controlled by or under Common        Item 24
               Control with Registrant

25             Indemnification                              Item 25

26             Business and Other Connections of the        Item 26
               Investment Adviser

27             Principal Underwriters                       Item 27

28             Location of Accounts and Records             Item 28

29             Management Services                          Item 29

30             Undertakings                                 Item 30

                        DELAWARE GROUP PREMIUM FUND, INC.
                   1818 Market Street, Philadelphia, PA 19103

                                   Prospectus

                                   May 1, 1999

This Prospectus offers 17 Portfolios. Each Portfolio (Series) is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described below.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         Aggressive Growth Series -- seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies which the manager believes have the potential for high earnings growth. This Series has the same objective and investment discipline as Aggressive Growth Fund of Voyageur Mutual Funds III, Inc., a separate fund in the Delaware Investments family.

         Capital Reserves Series--seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.

         Cash Reserve Series--a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. This Series has the same objective and investment disciplines as Delaware Group Cash Reserve, Inc., a separate fund in the Delaware Investments family. The shares of Cash Reserve Series are neither insured nor guaranteed by the U.S. government and there is no assurance that the Series will be able to maintain a stable net asset value of $10.00 per share.

         Convertible Securities Series--seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Under normal conditions, the Series intends to invest at least 65% of its total assets in convertible securities, which may include privately placed convertible securities. In pursuit of its investment objective, the Series may invest the balance of its assets in, among other things, preferred and common stock, U.S. government securities, non-convertible fixed-income securities and money market securities.

         Delaware Balanced Series (formerly Delaware Series)--seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. This Series has the same objective and investment disciplines as Delaware Balanced Fund of Delaware Group Equity Funds I, Inc., a separate fund in the Delaware Investments family, in that, as a "balanced" fund, the Series, consistent with its objective, invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities.

         DelCap Series--seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. This Series has the same objective and investment disciplines as DelCap Fund of Delaware Group Equity Funds IV, Inc., a separate fund in the Delaware Investments family, in that it invests in common stocks and other securities including but not limited to, convertible securities, warrants, preferred stocks, bonds and foreign securities, consistent with the Series' objective.

         Delchester Series--seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high-yield bonds commonly known as junk bonds), U.S. government securities and commercial paper. This Series has the same objective and investment disciplines as Delchester Fund of Delaware Group Income Funds, Inc., a separate fund in the Delaware Investments family. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.

         Devon Series--seeks current income and capital appreciation. The Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Under normal circumstances, the Series will invest at least 65% of its total assets in dividend paying common stocks. This Series has the same objective and investment disciplines as Devon Fund of Delaware Group Equity Funds I, Inc., a separate fund in the Delaware Investments family.

          Emerging Markets Series--seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing. This Series has the same objective and investment disciplines as Emerging Markets Series of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family.

         Global Bond Series--seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. This Series is a global fund. As such, at least 65% of the Series' assets will be invested in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. This Series has the same objective and investment disciplines as Global Bond Series of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family.

         Growth and Income Series (formerly Decatur Total Return Series)--seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Series has the same objective and investment disciplines as Growth and Income Series of Delaware Group Equity Funds II, Inc., a separate fund in the Delaware Investments family, in that it invests generally, but not exclusively, in common stocks and income-producing securities convertible into common stocks, consistent with the Series' objective.

         International Equity Series--seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. This Series has the same objective and investment disciplines as International Equity Series of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family, in that it invests in a broad range of equity securities of foreign issuers, including common stocks, preferred stocks, convertible securities and warrants, consistent with the Series' objective.

         REIT Series -- seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. This Series has the same objective and investment discipline as The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II of Delaware Pooled Trust, Inc., separate funds in the Delaware Investments family, which also invest in securities of companies primarily engaged in the real estate industry.

         Small Cap Value Series--seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. This Series, formerly known as Value Series, has the same objective and investment disciplines as Small Cap Value Fund of Delaware Group Equity Funds V, Inc., a separate fund in the Delaware Investments family.

         Social Awareness Series--seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. This Series, formerly known as Quantum Series, has the same objective and investment disciplines as Social Awareness Fund of Delaware Group Equity Funds II, Inc., a separate fund in the Delaware Investments family.

         Strategic Income Series--seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. In addition, the Series may invest in U.S. equity securities. This Series has the same objective and investment disciplines as Strategic Income Fund of Delaware Group Income Funds, Inc., a separate fund in the Delaware Investments family.

         Trend Series--seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. This Series has the same objective and investment disciplines as Trend Fund of Delaware Group Equity Funds III, Inc., a separate fund in the Delaware Investments family.

                                TABLE OF CONTENTS

                                                                            Page

Profiles
     Aggressive Growth Series
     Capital Reserves Series
     Cash Reserve Series
     Convertible Securities Series
     Delaware Balanced Series
     DelCap Series
     Delchester Series
     Devon Series
     Emerging Markets Series
     Global Bond Series
     Growth and Income Series
     International Equity Series
     REIT Series
     Small Cap Value Series
     Social Awareness Series
     Strategic Income Series
     Trend Series

How we manage the Series
The risks of investing in the Series
     Aggressive Growth Series
     Capital Reserves Series
     Cash Reserve Series
     Convertible Securities Series
     Delaware Balanced Series
     DelCap Series
     Delchester Series
     Devon Series
     Emerging Markets Series
     Global Bond Series
     Growth and Income Series
     International Equity Series
     REIT Series
     Small Cap Value Series
     Social Awareness Series
     Strategic Income Series
     Trend Series

Who manages the Series
Fund Administration (Who's who)


Purchase and Redemption of Shares
Valuation of Shares
Dividends, distributions and taxes

Financial information

Profile: Aggressive Growth Series
---------------------------------

What are the Series' goals?
Aggressive Growth Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies?
We invest primarily in common stocks of companies that we believe have the potential for high earnings growth. We consider companies of any size, as long as they are larger than $300 million in market capitalization. We look for companies that are undervalued, but still have the potential for high earnings growth.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, because Aggressive Growth Fund invests in companies of all sizes, some of the companies it chooses may involve greater risk due to their smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to page "The risks of investing in the Series."

An investment in the Series is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate choice for you.


Who should invest in the Series
o    Investors with long-term financial goals.
o    Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities across a broad range of industry sectors and company sizes.

Who should not invest in the Series
o    Investors with short-term financial goals.
o    Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

Profile: Capital Reserves Series

What are the Series' goals?
Capital Reserves Series seeks a high stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?
Capital Reserves Series invests primarily in short- and intermediate-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, instruments secured by U.S. government securities and debt securities issued by U.S. corporations.

Capital Reserves Series is not a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates. The Series is designed for greater stability of income at a relatively higher level; consequently, the principal value will fluctuate over time. The Series will attempt to provide investors with yields higher than those available in money market vehicles by extending the average maturity of the bonds in its portfolio beyond what is typically associated with money market funds.


What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by adverse changes in interest rates or, in the case of corporate bonds, by poor performance in specific industries or companies. For a more complete discussion of risk, please turn to page __.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Series
o    Investors with long-term financial goals.
o    Investors looking for relatively stable and high income flow.
o Investors looking for the security associated with a portfolio of high quality fixed income securities.

Who should not invest in the Series
o    Investors with short-term financial goals.
o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Capital Reserves Series performed?

This bar chart and table can help you evaluate the potential risks of investing Capital Reserves Series. We show how returns for Capital Reserves Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years -- all compared to the performance of the Lehman Brothers Intermediate Government Corporate Index. The Lehman Brothers Intermediate Government Corporate Index [description]. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Capital Reserves Series)]

Year-by-year total return

                                                             Lehman Brothers
                                                         Intermediate Government
                  Capital Reserves Series                    Corporate Index

1989                       00.00%                                00.00%
1990                       00.00%                                00.00%
1991                       00.00%                                00.00%
1992                       00.00%                                00.00%
1993                       00.00%                                00.00%
1994                       00.00%                                00.00%
1995                       00.00%                                00.00%
1996                       00.00%                                00.00%
1997                       00.00%                                00.00%
1998                       00.00%                                00.00%


As of March 31, 1999, Capital Reserves Series had a year-to-date return of 0.00%. During the periods illustrated in this bar chart, Capital Reserves Series' highest return was 0.00% for the quarter ended ___________, 19__ and its lowest return was 0.00% for the quarter ended ____________, 19__.

                              Average annual returns for periods ending 12/31/98

                                                  Lehman Brothers
                                              Intermediate Government
              Capital Reserves Series             Corporate Index

1 year        00.00%                                   00.00%
5 years       00.00%                                   00.00%
10 years      00.00%                                   00.00%

Profile: Cash Reserve Series

What are the Series' goals?
Cash Reserve Series seeks to provide maximum current income, while preserving principal and maintaining liquidity, by investing its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant net asset value of $10 per share. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?
Cash Reserve Series invests primarily in short- term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and short-term debt instruments of banks and corporations.

Cash Reserve Series is a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates.

We typically maintain an average maturity of 90 days or less. Also, we do not purchase any instruments with an effective remaining maturity of more than 13 months. We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio or maintain a stable share value.

What are the main risks of investing in the Series?
Cash Reserve Series will be affected primarily by declines in interest rates that would reduce the income provided by the Series. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

 An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Series seeks to preserve the value of your investment at $10 per share, it is possible to lose money by investing in the Series.

Who should invest in the Series
o    Investors with short-term financial goals.
o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.
o Investors who are looking for a short-term, relatively safe investment to complement more long-term investments in their portfolio.

Who should not invest in the Series
o    Investors with long-term financial goals.
o    Investors looking for relatively high income flow.


You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate choice for you.

How has Cash Reserve Series performed?

This bar chart and table can help you evaluate the potential risks of investing Cash Reserve Series. We show how returns for Cash Reserve Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Cash Reserve Series)]

Year-by-year total return

                  Cash Reserve Series

1989                       00.00%
1990                       00.00%
1991                       00.00%
1992                       00.00%
1993                       00.00%
1994                       00.00%
1995                       00.00%
1996                       00.00%
1997                       00.00%
1998                       00.00%


As of March 31, 1999, Cash Reserve Series had a year-to-date return of 0.00%. During the periods illustrated in this bar chart, Cash Reserve Series' highest return was 0.00% for the quarter ended ___________, 19__ and its lowest return was 0.00% for the quarter ended ____________, 19__.

                              Average annual returns for periods ending 12/31/98

                   Cash Reserve Series

1 year             00.00%
5 years            00.00%
10 years           00.00%

Profile:  Convertible Securities Series

What are the Series' goals?
Convertible Securities Series seeks a high level of total return on its assets through a combination of current income and capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?
We invest primarily in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security which may be converted into a prescribed amount of common stock of the same or a different issuer at a specified price or using a specified pricing formula. A convertible security entitles the holder to receive interest paid on convertible debt or the dividend paid on a preferred stock until the convertible security matures, is redeemed or is converted.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in convertible securities prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to page 9.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Series
o    Investors with long-term financial goals.
o Investors looking for appreciation potential combined with the potential for current income which could act as a cushion for the portfolio's performance.


Who should not invest in the Series
o    Investors with short-term financial goals.
o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Convertible Securities Series performed?

This bar chart and table can help you evaluate the potential risks of investing Convertible Securities Series. We show returns for Convertible Securities Series for the past calendar year, as well as average annual returns for one year and since inception -- all compared to the performance of the Merrill Lynch Convertible Securities Index. The Merrill Lynch Convertible Securities Index ____. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (Convertible Securities
Series)]

Total return

                                                                Merrill Lynch
                                                                 Convertible
                  Convertible Securities Series                Securities Index

1998                       00.00%                                   00.00%


As of March 31, 1999, Convertible Securities Series had a year-to-date return of 0.00%. During the period illustrated in this bar chart, Convertible Securities Series' highest return was 0.00% for the quarter ended ___________, 19__ and its lowest return was 0.00% for the quarter ended ____________, 19__.

                              Average annual returns for periods ending 12/31/98

                                               Merrill Lynch
                                                Convertible
                   Convertible Securities     Securities Index
                   Series

1 year             00.00%                         00.00%
Since Inception    00.00%                         00.00%
(5/1/97)

Profile:  Delaware Balanced Series

What are the Series' goals?
Delaware Balanced Series seeks a balance of capital appreciation, income and preservation of capital. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?
We invest primarily in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest at least 25% of the Series' assets in various types of fixed-income securities, including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds.

Delaware Balanced Series uses the same investment strategy as Delaware Balanced Fund, a separate fund in the Delaware Investments Family of Funds.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock and bond prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to page 9.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Series
o    Investors with long-term financial goals.
o    Investors looking for stocks and bonds combined in a single investment.
o    Investors seeking a measure of capital preservation.

Who should not invest in the Series
o    Investors with short-term financial goals.
o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Delaware Balanced Series performed?

This bar chart and table can help you evaluate the potential risks of investing Delaware Balanced Series. We show how returns for Delaware Balanced Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years -- all compared to the performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The S&P 500 Index _____. The Lehman Brothers Aggregate Bond Index ____. You should remember that unlike the Series, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Neither index is a perfect comparison to Delaware Balanced Series since the S&P 500 does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Delaware Balanced Series)

Year-by-year total return

            Delaware Balanced Series          S&P 500         Lehman Bros. Agg.
                                                              Bond Index

1989                   00.00%                  31.50%                  14.53%
1990                   00.00%                  -3.20%                   8.96%
1991                   00.00%                  30.60%                  16.00%
1992                   00.00%                   7.70%                   7.40%
1993                   00.00%                  10.00%                   9.75%
1994                   00.00%                   1.30%                  -2.92%
1995                   00.00%                  37.40%                  18.47%
1996                   00.00%                  23.10%                   3.63%
1997                   00.00%                  33.40%                   9.65%
1998                   00.00%                  28.74%                   8.69%



As of March 31, 1999, Delaware Balanced Series had a year-to-date return of 0.00%. During the period illustrated in this bar chart, Delaware Balanced Series' highest return was 0.00% for the quarter ended ___________, 19__ and its lowest return was 0.00% for the quarter ended ____________, 19__.



                              Average annual returns for periods ending 12/31/98

                    Delaware Balanced Series   S&P 500    Lehman Bros. Aggregate
                                                          Bond Index

       1 year       00.00%                     28.74%     8.69%
       5 years      00.00%                     24.08%     7.27%
       10 years     00.00%                     19.20%     9.26%

Profile: DelCap Series
----------------------

What are the Series' goals?
DelCap Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies?
We invest primarily in stocks of medium-sized companies that are of superior quality and which we believe will grow more rapidly than the average of stocks listed in the S&P 500 stock Index.

DelCap Series uses the same investment strategy as DelCap Fund, a separate fund in the Delaware Investments Family of Funds.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the DelCap Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that DelCap Series invests in may involve greater risk due to their size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Series
o    Investors with long-term financial goals.
o    Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities of medium-sized companies.

Who should not invest in the Series
o    Investors with short-term financial goals.
o    Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has DelCap Series performed?

This bar chart and table can help you evaluate the potential risks of investing DelCap Series. We show how returns for DelCap Series have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception-- all compared to the performance of the S&P 500 Index. The S&P 500 Index ____. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (DelCap Series)]

Year-by-year total return

                  DelCap Series                      S&P 500 Index

1992               00.00%                                7.70%
1993               00.00%                               10.00%
1994               00.00%                                1.30%
1995               00.00%                               37.40%
1996               00.00%                               23.10%
1997               00.00%                               33.40%
1998               00.00%                               28.74%


As of March 31, 1999, DelCap Series had a year-to-date return of 0.00%. During the periods illustrated in this bar chart, DelCap Series' highest return was 0.00% for the quarter ended ___________, 19__ and its lowest return was 0.00% for the quarter ended ____________, 19__.

                              Average annual returns for periods ending 12/31/98

                   Capital Reserves Series         S&P 500 INDEX

1 year                    00.00%                      00.00%
5 years                   00.00%                      00.00%
Since Inception           00.00%                      00.00%
(7/12/91)

Profile: Delchester Series

What are the Series' goals?
Delchester Series seeks the highest current income, which Delaware Management believes is consistent with prudent investment management. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?
We invest primarily in fixed income securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. These include:

     o Corporate Bonds. We expect to invest the majority of the Series' assets primarily in bonds rated BBB or lower by S&P. These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. The Series will also invest in unrated bonds. Unrated bonds may be more speculative in nature than rated bonds;

     o Government Securities. Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and

     o Commercial Paper. Commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's Investors Service, Inc.

Delchester Series uses the same investment strategy as Delchester Fund, a separate fund in the Delaware Investments Family of Funds.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. For a more complete discussion of risk, please turn to "The risks of investing in the Series."


An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Series
o    Investors with long-term financial goals.
o Investors looking a fixed income investment that offers potential for very high current income.

Who should not invest in the Series
o    Investors with short-term financial goals.
o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Delchester Series performed?

This bar chart and table can help you evaluate the potential risks of investing Delchester Series. We show how returns for Delchester Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years -- all compared to the performance of the Salomon Smith Barney High-Yield Bond Index. The Salomon Smith Barney High-Yield Bond Index ____. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Delchester
Series)]

Year-by-year total return

            Delchester Series     Salomon Smith Barney High-Yield Bond Index

1989                 00.00%                        00.00%
1990                 00.00%                        00.00%
1991                 00.00%                        00.00%
1992                 00.00%                        00.00%
1993                 00.00%                        00.00%
1994                 00.00%                        00.00%
1995                 00.00%                        00.00%
1996                 00.00%                        00.00%
1997                 00.00%                        00.00%
1998                 00.00%                        00.00%


As of March 31, 1999, Delchester Series had a year-to-date return of 0.00%. During the periods illustrated in this bar chart, Delchester Series' highest return was 0.00% for the quarter ended ___________, 19__ and its lowest return was 0.00% for the quarter ended ____________, 19__.

                              Average annual returns for periods ending 12/31/98

             Delchester Series     Salomon Smith Barney
                                   High-Yield Bond Index

1 year       00.00%                00.00%
5 years      00.00%                00.00%
10 years     00.00%                00.00%

Profile: Devon Series

What are the Series' goals?
Devon Series seeks current income and capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?
We invest primarily in income-producing common stocks. We focus on common stocks that we believe have the potential for above-average dividend increases over time.

Devon Series uses the same investment strategy as Devon Fund, a separate fund in the Delaware Investments Family of Funds.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio.

This Series will be particularly affected by changes in stock prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to page x.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate choice for you.


Who should invest in the Series
o    Investors with long-term financial goals.
o    Investors seeking long-term capital appreciation.
o    Investors seeking an investment primarily in common stocks.

Who should not invest in the Series
o    Investors seeking an investment primarily in fixed-income securities.
o    Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Devon Series performed?

This bar chart and table can help you evaluate the potential risks of investing Devon Series. We show returns for Devon Series over the past calendar year, as well as average annual returns for one year and since inception -- all compared to the performance of the S&P 500 Index. The S&P 500 Index ____. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (Devon Series)]

Total return

                  Devon Series                           S&P 500 Index

 1998             00.00%                                 28.74%


As of March 31, 1999, Devon Series had a year-to-date return of 0.00%. During the period illustrated in this bar chart, Devon Series' highest return was 0.00% for the quarter ended ___________, 19__ and its lowest return was 0.00% for the quarter ended ____________, 19__.

                              Average annual returns for periods ending 12/31/98

                   Devon Series      S&P 500 Index

1 year             00.00%            00.00%
Since Inception    00.00%            00.00%
(5/1/97)

Profile: Emerging Markets Series

What are the Series' goals?
The Emerging Markets Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? The Series invests primarily in equity securities of issuers located or operating in emerging countries. The Series is an international fund. Under normal market conditions, at least 65% of the Series' total assets will be invested in equity securities of companies in at least three different countries that are considered to be emerging or developing. An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Series invests primarily in international securities in emerging market countries as well as in established countries, it will be affected by international investment risks related to changes in currency valuations, political instability, economic instability, or inadequate regulatory standards. The Series may invest up to 35% of its net assets in high yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates. The Series is considered "non-diversified" under federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Series' investments may affect a larger portion of its overall assets and subject the Series to greater risks. For a more complete discussion of risk, please turn to the section "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate choice for you.


Who should invest in the Series
     o    Investors with long-term financial goals (at least three years).
     o Investors looking for a portfolio of securities of emerging markets which may offer high return potential but can be substantially more risky than investments in either the U.S. or established foreign countries.

Who should not invest in the Series
     o    Investors with short-term financial goals.
     o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
     o Investors who do not understand the significant risks associated with investing in emerging markets.

How has Emerging Markets Series performed?

This bar chart and table can help you evaluate the potential risks of investing in Emerging Markets Series. We show returns for Emerging Markets Series for the past calendar year, as well as average annual returns for one year and since inception -- all compared to the performance of the Morgan Stanley Emerging Markets Free Index. The Morgan Stanley Emerging Markets Free Index _____. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (Emerging Markets Series)]

Total return (Emerging Markets Series)

      Emerging Markets Series      Morgan Stanley Emerging Markets Free Index.

1998           00.00%                                                  00.00%


As of March 31, 1999, Emerging Markets Series had a year-to-date return of 0.00%. During the period illustrated in this bar chart, Emerging Markets Series highest return was 0.00% for the quarter ended ______________, 19___ and its lowest return was 0.00% for the quarter ended _____________, 19___.

                              Average annual returns for periods ending 12/31/98

                    Emerging Markets Series      Morgan Stanley
                                                 Emerging Markets Free
                                                 Index.

1 year              00.00%                       00.00%
Since inception
(5/1/97)            00.00%                       00.00%

Profile: Global Bond Series

What are the Series' goals?

Global Bond Series seeks current income consistent with preservation of principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?
The Global Bond Series invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series is a global fund. Therefore, at least 65% of the Series' total assets will be invested in fixed-income securities of issuers from at least three different countries, one of which may be the United States. An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. This Series will be affected primarily by declines in bond prices that can be caused by a drop in the bond market or an adverse change in interest rates. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to changes in currency valuations, political instability, economic instability, or inadequate regulatory standards. The Series may invest in high yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates. Additionally, the Series is considered "non-diversified" under federal laws that regulate mutual funds. Thus, adverse effects on the Series' investments may affect a larger portion of its overall assets and subject the Series to greater risks. For a more complete discussion of risk, please turn to the section "The risks of investing in the series?"

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Series
     o    Investors with long-term financial goals (at least three years).
     o Investors looking for a portfolio that includes both U.S. and foreign fixed-income securities.
     o    Investors seeking a measure of capital appreciation.

Who should not invest in the Series
     o    Investors with short-term financial goals.
     o Investors who are unwilling to accept risks of investing in foreign fixed-income securities.

How has Global Bond Series performed?


This bar chart and table can help you evaluate the potential risks of investing in Global Bond Series. We show how returns varied for Global Bond Series for the past two calendar years, as well as average annual returns for one year and since inception -- all compared to the performance of the Salomon Brothers World Government Bond Index. The Salomon Brothers World Government Bond Index _____. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Global Bond Series)]

Year-by-year total return (Global Bond Series)

         Global Bond Series         Salomon Brothers World Government Bond Index

1997              00.00%                                00.00%
1998              00.00%                                00.00%

As of March 31, 1999, Global Bond Series had a year-to-date return of 0.00%. During the periods illustrated in this bar chart, Global Bond Series' highest return was 0.00% for the quarter ended _____________, 19___ and its lowest return was 0.00% for the quarter ended _________________, 19___.

                              Average annual returns for periods ending 12/31/98


                                                       Salomon Brothers World
                                                       Government Bond Index
                          Global Bond Series

1 year                    00.00%                       00.00%
Since inception
(5/2/96)                  00.00%                       00.00%

Profile: Growth and Income Series

What are the Series' goals?
The Growth and Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies?
We invest primarily in dividend-paying stocks of large, well-established companies. Typically, we consider buying a stock when its dividend yield is higher than the average of the unmanaged S&P 500 Index. The manager then considers the financial strength of the company, the nature of its management and any developments affecting the security, the company or its industry. If the yield on a stock already in the portfolio falls below the average of the S&P 500, we generally sell that stock.

Growth and Income Series uses the same investment strategy as Growth and Income Fund, a separate fund in the Delaware Investments Family.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or sectors. For a more complete discussion of risk, please turn to page ___.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate choice for you.


Who should invest in the Series
      o   Investors with long-term financial goals.
      o   Investors seeking long-term capital appreciation.
      o   Investors seeking an investment primarily in common stocks.
      o Investors seeking moderate quarterly income with the opportunity for inflation protection.

Who should not invest in the Series
      o   Investors seeking an investment primarily in fixed-income securities.
      o   Investors with short-term financial goals.
      o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly over the short term.

How has Growth and Income Series performed?

This bar chart and table can help you evaluate the potential risks of investing Growth and Income Series. We show how returns for Growth and Income Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years-- all compared to the performance of the S&P 500 Index. The S&P 500 ____. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Growth and Income Series)]

Year-by-year total return

                  Growth and Income Series          S&P 500 Index

1989                         00.00%                     31.50%
1990                         00.00%                     -3.20%
1991                         00.00%                     30.60%
1992                         00.00%                      7.70%
1993                         00.00%                     10.00%
1994                         00.00%                      1.30%
1995                         00.00%                     37.40%
1996                         00.00%                     23.10%
1997                         00.00%                     33.40%
1998                         00.00%                     28.74%

As of March 31, 1999, Growth and Income Series had a year-to-date return of 0.00%. During the periods illustrated in this bar chart, Growth and Income Series' highest return was 0.00% for the quarter ended ______________, 19___ and its lowest was 0.00% for the quarter ended ______________, 19___.


                               Average annual return for periods ending 12/31/98

                          Growth and Income Series     S&P 500 Index

1 year                    00.00%                       00.00%
5 years                   00.00%                       00.00%
10 years                  00.00%                       00.00%

Profile: International Equity Series

What are the Series' goals?
The International Equity Series seeks long-term growth without undue risk to principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?
The Series invests primarily in equity securities that provide the potential for capital appreciation and income. The Series is an international fund. As such, at least 65% of the Series' total assets will be invested in equity securities of companies from at least three foreign countries. A company is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to changes in currency valuations, political instability, economic instability, or inadequate regulatory standards. For a more complete discussion of risk, please see the section "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Series
     o    Investors with long-term financial goals (at least three years).
     o    Investors looking for a portfolio of international equity securities.
     o    Investors seeking a measure of capital appreciation and income.

Who should not invest in the Series
     o    Investors with short-term financial goals.
     o Investors who are unwilling to accept the risks of investing in foreign equity and fixed-income securities.
     o Investors looking for an investment that provides a high level of income.

How has International Equity Series performed?

This bar chart and table can help you evaluate the potential risks of investing International Equity Series. We show how returns for International Equity Series have varied over the past six calendar years, as well as average annual returns for one and five years and since inception-- all compared to the performance of the Morgan Stanley EAFE Index. The Morgan Stanley EAFE Index ____. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (International Equity Series)]

Year-by-year total return

                  International Equity Series        Morgan Stanley EAFE Index

1993                         00.00%                     00.00%
1994                         00.00%                     00.00%
1995                         00.00%                     00.00%
1996                         00.00%                     00.00%
1997                         00.00%                     00.00%
1998                         00.00%                     00.00%

As of March 31, 1999, International Equity Series had a year-to-date return of 0.00%. During the periods illustrated in this bar chart, International Equity Series' highest return was 0.00% for the quarter ended ______________, 19___ and its lowest return was 0.00% for the quarter ended __________, 19__.



                               Average annual returns for period ending 12/31/98

                          International Equity         Morgan Stanley EAFE
                          Series                       Index

1 year                    00.00%                       00.00%
5 years                   00.00%                       00.00%
Since inception
(10/29/92)                00.00%                       00.00%

Profile:           REIT Series

What are the Series' Goals?

         The REIT Series seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?

         The REIT Series invests in securities of companies principally engaged in the real estate industry. Under normal circumstances, we will invest at least 65% of the Series' total assets in equity securities of real estate investment trusts, commonly known as REITs. The REIT Series is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. That means that with respect to 50% of its assets, the Series may invest more than 5% of net assets in a single security. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.


What are the main risks of investing in the Series?

         Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the REIT Series will increase and decrease according to changes in the value of the securities held in the portfolio. The Series' value and yields will fluctuate in response to movements in stock prices.

         Because we concentrate our investments in the real estate industry, the Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. See "The Risks of Investing in the Series" for further information about these and other risks.

         An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation
         (FDIC) or any other government agency.

         You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate investment for you.

Who should invest in the Series?
         o    Investors seeking a high level of total return.
         o Investors willing to invest in equity securities of companies principally engaged in the real estate industry.
         o Investors looking to diversify their equity holdings by adding exposure to the real estate markets.


Who should not invest in the Series?
         o    Investors seeking current income.
         o Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.
         o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

Profile: Small Cap Value Series

What are the Series' goals?
Small Cap Value Series seeks capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies?
We invest primarily in stocks of small companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company, which might suggest a more favorable outlook going forward.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that Small Cap Value Series invests in may involve greater risk due to their size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to page x.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Series
         o    Investors with long-term financial goals.
         o    Investors seeking an investment primarily in common stocks.
         o Investors seeking exposure to the capital appreciation opportunities of small companies.

Who should not invest in the Series
         o    Investors with short-term financial goals.
         o    Investors whose primary goal is current income.
         o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Small Cap Value Series performed?

This bar chart and table can help you evaluate the potential risks of investing Small Cap Value Series. We show how returns for Small Cap Value Series have varied over the past five calendar years, as well as average annual returns for one and five years and since inception-- all compared to the performance of the Russell 2000 Index. The Russell 2000 Index ____. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN
(International Equity Series)]

Year-by-year total return

                  Small Cap Value Series             Russell 2000 Index

1994                       00.00%                       00.00%
1995                       00.00%                       00.00%
1996                       00.00%                       00.00%
1997                       00.00%                       00.00%
1998                       00.00%                       00.00%

As of March 31, 1999, Small Cap Value Series had a year-to-date return of 0.00%. During the periods illustrated in this bar chart, Small Cap Value Series' highest return was 0.00% for the quarter ended ______________, 19___ and its lowest return was 0.00% for the quarter ended __________, 19__.



                               Average annual returns for period ending 12/31/98

                  Small Cap Value Series   Russell 2000 Index


1 year            00.00%                   00.00%
5 years           00.00%                   00.00%
Since inception
(12/27/93)        00.00%                   00.00%

Profile: Social Awareness Series

What is the Series' goal?
Social Awareness Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?
We invest primarily in stocks of medium to large-sized companies that meet certain socially responsible criteria and which we expect to grow over time. Our socially responsible criteria exclude companies that:
    o engage in activities likely to result in damage to the natural environment
    o produce nuclear power, design or construct nuclear power plants or manufacture equipment for the production of nuclear power
    o  manufacture or contract for military weapons
    o  are in the liquor, tobacco or gambling industries
    o  conduct animal testing for cosmetic or personal care products.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of an investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies. Because the Series avoids certain companies not considered socially responsible, it could miss out on strong performance from those companies. For a more complete discussion of risk, please see the section "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Series
    o  Investors with long-term financial goals.
    o  Investors looking for capital growth potential.
    o Investors who would like an investment that incorporates social responsibility into its security selection process.

Who should not invest in the Series
    o  Investors with short-term financial goals.
    o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
    o  Investors whose primary goal is to receive current income.

How has Social Awareness Series performed?

This bar chart and table can help you evaluate the potential risks of investing Social Awareness Series. We show returns for Social Awareness Series over the past calendar year, as well as average annual returns for one year and since inception -- all compared to the performance of the S&P 500 Index. The S&P 500 Index ____. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (Social Awareness Series)]

Total return

                  Social Awareness Series       S&P 500 Index

 1998                     00.00%                28.74%


As of March 31, 1999, Social Awareness Series had a year-to-date return of 0.00%. During the period illustrated in this bar chart, Social Awareness Series' highest return was 0.00% for the quarter ended ___________, 19__ and its lowest return was 0.00% for the quarter ended ____________, 19__.

                              Average annual returns for periods ending 12/31/98

                   Social Awareness Series     S&P 500 Index

1 year             00.00%                      00.00%
Since Inception    00.00%                      00.00%
(5/1/97)

Profile: Strategic Income Series

What are the Series' goals?
Strategic Income Series seeks high current income and total return. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?
We invest primarily in bonds allocated among three sectors of the fixed income market. These include:

         o a High-Yield Sector, consisting of high-yielding, higher risk, lower-rated or unrated fixed-income securities (commonly known as "junk bonds") issued by U.S. companies;
         o an Investment Grade Sector, consisting of investment grade debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies; and
         o an International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in foreign countries and denominated in foreign currencies. An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.

We determine the amount of the Series' assets that will be allocated to each of the three based on our analysis of economic and market conditions and our assessment of the returns and potential for appreciation from each sector. We will periodically reallocate the Series' assets.

Strategic Income Series uses the same investment strategy as Strategic Income Fund, a separate fund in the Delaware Investments Family of Funds.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. The Series is also subject to the special risks associated with high-yield bond investing and with foreign investing. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Series
         o    Investors with long-term financial goals.
         o Investors looking for a fixed income investment that offers potential for high current income and total return.

Who should not invest in the Series
         o    Investors with short-term financial goals.
         o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Strategic Income Series performed?

This bar chart and table can help you evaluate the potential risks of investing Strategic Income Series. We show returns for Strategic Income Series over the past calendar year, as well as average annual returns for one year and since inception -- all compared to the performance of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index ____. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (Strategic Income Series)]

Total return

                Strategic Income Series    Lehman Brothers Aggregate Bond Index

 1998                     00.00%           28.74%


As of March 31, 1999, Strategic Income Series had a year-to-date return of 0.00%. During the period illustrated in this bar chart, Strategic Income Series' highest return was 0.00% for the quarter ended ___________, 19__ and its lowest return was 0.00% for the quarter ended ____________, 19__.

                              Average annual returns for periods ending 12/31/98

                   Strategic Income Series     S&P 500 Index

1 year             00.00%                      00.00%
Since Inception    00.00%                      00.00%
(5/1/97)

Profile: Trend Series

What are the Series' goals?
Trend Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies?
We invest primarily in stocks of small, growth-oriented companies that we believe are responsive to changes within the marketplace and which we believe have the fundamental characteristics to support continued growth.

Trend Series uses the same investment strategy as Trend Fund, as separate fund in the Delaware Investments Family of Funds.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that Trend Series invests in may involve greater risk due to their size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to page "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Series
         o    Investors with long-term financial goals.
         o    Investors seeking an investment primarily in common stocks.
         o Investors seeking exposure to the capital appreciation opportunities of small companies.

Who should not invest in the Series
         o    Investors with short-term financial goals.
         o    Investors whose primary goal is current income.
         o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Trend Series performed?

This bar chart and table can help you evaluate the potential risks of investing Trend Series. We show how returns for Trend Series have varied over the past five calendar years, as well as average annual returns for one and five years and since inception-- all compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index ____. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Trend Series)]

Year-by-year total return

                             Trend Series          Russell 2000 Growth Index

1994                         00.00%                 00.00%
1995                         00.00%                 00.00%
1996                         00.00%                 00.00%
1997                         00.00%                 00.00%
1998                         00.00%                 00.00%

As of March 31, 1999, Trend Series had a year-to-date return of 0.00%. During the periods illustrated in this bar chart, Trend Series' highest return was 0.00% for the quarter ended ______________, 19___ and its lowest return was 0.00% for the quarter ended __________, 19__.



                               Average annual returns for period ending 12/31/98

                          Trend Series                Russell 2000 Growth Index


1 year                    00.00%                      00.00%
5 years                   00.00%                      00.00%
Since inception
(12/27/93)                00.00%                      00.00%

How we manage the Series

How we manage Aggressive Growth Series

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for Aggressive Growth Series. Following is a description of how the portfolio manager pursues the Series' investment goal.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience high earnings growth. The companies we choose for the portfolio will typically exhibit one or more of the following characteristics:
         o    A history of high growth in earnings-per-share
         o Projections for high future growth or acceleration in earnings-per-share
         o    A price-to-earnings ratio that is low relative to other stocks
         o    Discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company, looking at
         o    capability of the management team,
         o    strength of the company's position within its industry,
         o    whether its internal structure can support continued growth,
         o    how high is the company's return on equity,
         o how much of the company's profits are reinvested into the company to fuel additional growth, and
         o    how stringent are the company's financial and accounting policies.

All of these give us insight into the outlook for the company, helping us to identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

Because some of the smaller companies we select may still be in their early developmental stages and therefore involve greater risks, we maintain a well-diversified portfolio, typically holding xx to xx different stocks, representing a wide array of industries. We generally balance our holdings of small companies with investments in medium-size and large companies.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

-------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                  How we use them
                                                                            Aggressive Growth Series
-------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent                   Generally, we invest 90% of net assets in common
shares of ownership in a corporation.                      stock.
Stockholders participate in the corporation's
profits and losses, proportionate to the
number of shares they own.
-------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement                        Typically, we use repurchase agreements as a short-term
between a buyer and seller of securities in                investment for a Series'cash position. In order to enter into
which the seller agrees to buy the securities              these repurchase agreements, the Series must have collateral
back within a specified time at the same price             of at least 102% of the repurchase price.
the buyer paid for them, plus an amount
equal to an agreed upon interest rate.
Repurchase agreements are often viewed as
equivalent to cash.
-------------------------------------------------------------------------------------------------------------------------------
Restricted Securities: Privately placed                    We may invest in privately placed securities that are eligible for
securities whose resale is restricted under                resale only among certain institutional buyers without
securities law.                                            registration. These are commonly known as Rule 144A
                                                           Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid
                                                           securities, which is described below.
-------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities: Securities that do not                We may invest up to 10% of net assets in illiquid securities,
have a ready market, and cannot be easily                  including repurchase agreements with maturities of over seven days.
sold, if at all, at a reasonable price.
-------------------------------------------------------------------------------------------------------------------------------

Aggressive Growth Series may also invest in other securities including preferred stocks, convertible securities, warrants, rights, and debt securities of government or corporate issuers. Aggressive Growth Series may invest a portion of its net assets in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

Lending securities
Aggressive Growth Series may lend up to 25% of its assets to qualified dealers and investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis
Aggressive Growth Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

Borrowing from Banks
Aggressive Growth Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. It will not borrow money in excess of one-third of the value of its net assets.

Portfolio turnover
We anticipate that Aggressive Growth Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if a Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and the liability for the Series.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Series you should carefully evaluate the risks. Because of the nature of the Aggressive Growth Series, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Aggressive Growth Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                    Risks                                                   How we strive to manage them
                                                                              Aggressive Growth Series
-----------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a             We maintain a long-term investment approach and focus on stocks we believe
majority of the securities in a certain           can appreciate over an extended time frame regardless of interim market
market -- like the stock or bond market           fluctuations. We do not try to predict overall stock market movements and
-- will decline in value because of               though we may hold securities for any amount of time, we typically do not trade
factors such as economic conditions,              for short-term purposes.
future expectations or investor
confidence.                                       We may hold a substantial part of Aggressive Growth Series' assets in cash or cash equivalents as a temporary, defensive strategy.
-----------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk            We limit the amount of Aggressive Growth Series' assets invested in any one
that the value of securities in a                 industry and in any individual security. We also follow a rigorous selection
particular industry or the value of an            process before choosing securities and continuously monitor them while they
individual stock or bond will decline             remain in the portfolio.
because of changing expectations for
the performance of that industry or for
the individual company issuing the
stock
-----------------------------------------------------------------------------------------------------------------------------------
Company size risk is the risk that                Aggressive Growth Series seeks out opportunities among companies of all
prices of small and medium-size                   sizes. Because its portfolio does not concentrate specifically on small or
companies may be more volatile than               medium size companies, this risk may be balanced by our holdings of large
larger companies because of limited               companies.
financial resources or dependence on
narrow product lines.
-----------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that               We analyze each company's financial situation and its cash flow to determine
securities will decrease in value if              the company's ability to finance future expansion and operations. The
interest rates rise. The risk is generally        potential affect that rising interest rates might have on a stock is taken into
associated with bonds; however,                   consideration before the stock is purchased.
because small and medium-size
companies often borrow money to
finance their operations, they may be
adversely affected by rising interest
rates.
-----------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign             We typically invest only a small portion of Aggressive Growth Series' portfolio
securities may be adversely affected              in foreign securities. When we do purchase foreign securities, they are often
by political instability, changes in              denominated in U.S. dollars.
currency exchange rates, foreign
economic conditions or inadequate
regulatory and accounting standards.
-----------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that            We limit exposure to illiquid securities.
securities cannot be readily sold, or
can only be sold at a price significantly
lower than their broadly recognized
value.
-----------------------------------------------------------------------------------------------------------------------------------

How we manage Capital Reserves Series

Our investment strategies
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular Series. Following are descriptions of how the portfolio managers pursue the Series' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Capital Reserves Series
Capital Reserves Series is a type of current income fund that invests in high quality fixed income securities. The Series will invest in a variety of high quality fixed income securities which provide high income potential.

We will strive to reduce the effects of interest rate volatility on principal by maintaining an intermediate average maturity for the Series. The average weighted maturity of the Series' portfolio will normally range from five to seven years. It will not exceed ten years. We will decide where to position the portfolio within this permissible maturity range based on our perception of the direction of interest rates and the risks in the fixed-income markets. If, in our judgment, interest rates are relatively high and borrowing requirements in the economy are weakening, we will generally extend the average weighted maturity of the Series. Conversely, if we believe interest rates are relatively low and borrowing requirements appear to be strengthening, we may shorten the average weighted maturity. We have the ability to purchase individual securities with a remaining maturity of up to 15 years.

The securities we typically invest in
Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

---------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                     How we use them
                                                                                Capital Reserves Series
---------------------------------------------------------------------------------------------------------------------------------
Direct U.S. Treasury Obligations include Treasury       We may invest without limit in U.S. Treasury securities, though they
bills, notes and bonds of varying maturities. U.S.      are typically not our largest holding because they generally do not
Treasury securities are backed by the "full faith       offer as high a level of current income as other fixed income
and credit" of the United States.                       securities.
---------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities: Fixed-income securities     There is no limit on government-related mortgage-backed securities
that represent pools of mortgages, with investors       or on fully collateralized privately issued mortgage-backed
receiving principal and interest payments as the        securities.
underlying mortgage loans are paid back. Many are
issued and guaranteed against default by the U.S.       We may invest up to 20% of net assets in mortgage-backed securities issued
government or its agencies or instrumentalities,        by private companies whether or not the securities are 100%
such as the Federal Home Loan Mortgage Corporation,     collateralized. However, these  securities must be rated at the time of
Fannie Mae and the Government National Mortgage         purchase in one of the four highest categories by nationally recognized
Association. Others are issued by private financial     statistical rating organization such as S&P or Moody's. They must also
institutions, with some fully collateralized by         represent interests in whole-loan mortgages, multi-family mortgages,
certificates issued or guaranteed by the U.S.           commercial mortgages and other mortgage collateral supported by a first
government or its agencies or instrumentalities.        mortgage lien on real estate.  The privately issued securities we invest in are either CMOs or REMICs (see below).
---------------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations (CMOs):             See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose
underlying value is the mortgages that are grouped
into different pools according to their maturity.
---------------------------------------------------------------------------------------------------------------------------------
Real estate mortgage investment conduits (REMICs):      See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose
underlying value is a fixed pool of mortgages
secured by an interest in real property. Like CMOs,
REMICs offer different pools.
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                       How we use them
                                                                                   Capital Reserves Series
----------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by       We invest only in asset-backed securities rated in one of the four
accounts receivables including home equity,             highest categories by an NRSRO.
automobile or credit loans.
----------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by a           We focus bonds with investment grade ratings, that is bonds rated BBB or
corporation.                                            better by S&P or Baa or better by Moody's.  We may invest in bonds that are unrated, if we believe the quality of the securities is comparable to the ratings above.
----------------------------------------------------------------------------------------------------------------------------------
Certificates of deposit and obligations of both U.S.    We may invest in certificates of deposit from banks that have assets of
and foreign banks: Debt instrument issued by a bank,    at least one billion dollars
that pay interest

----------------------------------------------------------------------------------------------------------------------------------
Corporate Commercial Paper short-term debt              We may invest in commercial paper that is rated P-1 or P-2 by Moody's
obligations with maturities ranging from 2 to 270       and/or A-1 or A-2 by S&P.
days, issued by companies.
----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer,    Typically, we use repurchase agreements as a short-term investment
such as the Series, and seller of securities in which   for the Series' cash position. In order to enter into these repurchase
the seller agrees to buy the securities back within a   agreements, the Series must have collateral of at least 102% of the
specified time at the same price the buyer paid for     repurchase price.
them, plus an amount equal to an agreed upon interest
rate. Repurchase agreements are often viewed as
equivalent to cash.
----------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed                 We may invest up to 10% of net assets in illiquid securities, which for
securities  whose resale is restricted under            this Series includes restricted securities such as privately placed
securities law.                                         securities that are eligible for resale only among certain institutional buyers without registration. These are commonly known as "Rule 144A
                                                        Securities."
----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a      We may invest up to 10% of total assets in illiquid securities.
ready market, and cannot be easily sold, if at all,
at approximately the price that the Series has valued
them.
----------------------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
Capital Reserves Series may lend up to 25% of its assets to qualified brokers, dealers and investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis
Capital Reserves Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

Portfolio turnover
We anticipate that Capital Reserves Series' annual portfolio turnover will be greater than 100%. A turnover rate of 100% would occur if a Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for the Series.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. An investment in Capital Reserves Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Delaware. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

---------------------------------------------------------------------------------------------------------------------------------
                        Risks                                                 How we strive to manage them
                                                                                 Capital Reserves Series
---------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of           We maintain a long-term investment approach and focus on fixed
the securities in a certain market--like the                income securities that we believe can continue to make interest
stock or bond market--will decline in value                 and principal payments over an extended time frame regardless of
because of factors such as economic                         interim market fluctuations. We do not try to predict overall bond
conditions, future expectations or investor                 market movements and do not trade for short-term purposes.
confidence.
---------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the             We diversify the Series' portfolio. We also follow a rigorous
value of securities in a particular industry or the         selection process before choosing securities for the portfolio.
value of an individual stock or bond will decline
because of changing expectations for the
performance of that industry or for the
individual company issuing the stock or bond.
---------------------------------------------------------------------------------------------------------------------------------
Interest risk is the risk that securities,                  We do not try to increase return by predicting and aggressively
particularly bond with longer maturities, will              capitalizing or interest rate moves.
decrease in value if interest rates rise.
---------------------------------------------------------------------------------------------------------------------------------
Credit Risk The possibility that a bond's                   We may hold securities rated in the fourth category of investment
issuer (or an entity that insures the bond) will            grade; however, we carefully evaluate their creditworthiness
be unable to make timely payments of interest               before purchasing the security.
and principal.
                                                            If the rating of a corporate debt security held by the Series falls
Debt securities rated in the fourth category of             below the fourth rating grade or if we determine that an unrated
investment grade (e.g., BBB by S&P or Baa by                security is no longer of comparable quality, we will dispose of the
Moody's) may have speculative characteristics.              security as soon as practical, unless we think that would be
Changes in economic conditions or other                     detrimental in light of market conditions.
circumstances are more likely to affect issuers
ability to make principal and interest payments.
---------------------------------------------------------------------------------------------------------------------------------
Prepayment Risk is the risk that homeowners                 We take into consideration the likelihood of prepayment when we
will prepay mortgages during periods of low                 select mortgages. We may look for mortgage securities that have
interest rates, forcing an investor to                      characteristics that make them less likely to be prepaid, such as
reinvest their money at interest rates that                 low outstanding loan balance or below-market interest rates.
might be lower than those on the prepaid
mortgage.
---------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities           We limit exposure to illiquid securities.
cannot be readily sold, if at all, at
approximately the price that a Series values
them.
---------------------------------------------------------------------------------------------------------------------------------

Cash Reserve Series

The securities we typically invest in

----------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                       How we use them
                                                                                    Cash Reserve Series
----------------------------------------------------------------------------------------------------------------------------------
Direct U.S. Treasury Obligations include Treasury       We may invest without limit in U.S. Treasury securities.  We would
bills, notes and bonds of varying maturities. U.S.      typically invest in Treasury bills or longer term Treasury securities
Treasury securities are backed by the "full faith       whose remaining effective maturity is less than 13 months.
and credit" of the United States.
----------------------------------------------------------------------------------------------------------------------------------
Certificates of deposit and obligations of both U.S.    We may invest in certificates of deposit from banks that have assets of
and foreign banks: Debt instruments issued by a bank    at least one billion dollars.
that pay interest.

                                                        Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S.
                                                        domestic banks.
----------------------------------------------------------------------------------------------------------------------------------
Corporate Commercial Paper short-term debt              We may invest in commercial paper that is rated P-1 or P-2 by Moody's
obligations with maturities ranging from 2 to           and/or A-1 or A-2 by S&P. The Series will not invest more than 5% of its
270 days, issued by companies.                          total assets in securities rated in the second highest category by a ratings organization.
----------------------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Purchasing securities on a when-issued or delayed delivery basis
Cash Reserve Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

Borrowing from Banks
Cash Reserve Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series will not borrow money in excess of one-third of the value of its net assets.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. The following are the chief risks you assume when investing in the Cash Reserve Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                        Risks                                                  How we strive to manage them
                                                                                    Cash Reserve Series
-----------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities,        Because Cash Reserve Series invests in short-term securities, the
particularly bonds with longer maturities, will        value of its investments is generally not affected by interest rate risk.
decrease in value if interest rates rise.              However, a decline in interest rates would adversely affect the level of income provided by the Series.
-----------------------------------------------------------------------------------------------------------------------------------
Credit Risk The possibility that a bond's              Cash Reserve Series holds only high quality short-term securities.
issuer (or an entity that insures the bond) will       Therefore it is generally not subject to significant credit risk.
be unable to make timely payments of interest
and principal.                                         We limit our investments to those which the Board of Directors has determined to involve minimal credit risks and to be of high quality and which will otherwise meet the maturity, quality and diversification conditions with which taxable money market funds must comply.

                                                       If there were a national credit crisis or an issuer where to become insolvent, principal values could be adversely affected.

-----------------------------------------------------------------------------------------------------------------------------------
Inflation Risk is the risk that the return from        Cash Reserve Series is designed for short-term investment goals
your investments will be less than the increase        and therefore may not outpace inflation over longer time periods.
in the cost of living due to inflation, thus           For this reason, Cash Reserve is not recommended as a primary
preventing you from reaching your financial            investment for people with long-term goals.
goals.
-----------------------------------------------------------------------------------------------------------------------------------

      How we manage Convertible Securities Series

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Convertible Securities Series. Following are descriptions of how the portfolio managers pursue the Series' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Convertible Securities Series
Convertible Securities Series is a type of total return fund that invests in convertible securities to pursue a two-pronged investment objective: capital appreciation and current income.

We invest primarily in convertible securities. Our strategy is based on the belief that characteristics of these securities make them particularly appropriate investments in seeking both capital appreciation and current income. These characteristics include:

o the potential for capital appreciation as the value of the underlying common stock increases,
o the relatively high yield received from interest or dividend payments on convertible securities as compared to common stock dividends; and,
o reduced price decline risk relative to the underlying common stock due to the income features of a convertible security.

A convertible security's price depends on both its "investment value" (its value with the conversion privilege), and its "conversion value" (its market value if it were exchanged for the underlying security according to its conversion privilege).

When a convertible security's investment value is greater than its conversion value, its price will primarily reflect its investment value. In this scenario, price will probably be most affected by interest rate changes, increasing when interest rates fall and decreasing when interest rates rise, similar to a fixed-income security. Additionally, the credit standing of the issuer and other factors may also have an effect on the convertible security's value.

Conversely, when the conversion value approaches or exceeds the investment value, the price of the convertible security will rise above its investment value. The higher the convertible security's price relative to its investment value, the more direct the relationship between the changes in its price and changes in the price of the underlying equity security.

A convertible security's price will typically provide a premium over the conversion value. This represents the additional price investors are willing to pay for a security that offers income, ranks ahead of common stock in a company's capital structure and also has the possibility of capital appreciation due to the conversion privilege.

Because a convertible security has fixed interest or dividend payments, when the underlying stock declines, the convertible security's price is increasingly determined by its yield. For this reason, the convertible security may not decline as much as the underlying common stock. The extent of the price decline will also depend on the amount of the premium over its conversion value.

      We may also invest in preferred and common stock, warrants, U.S. government securities, non-convertible fixed income securities and money market securities. Securities or assets obtained upon the conversion of convertible securities may be retained, subject to the Series' investment objective. There are no size limits on corporations in whose securities the Series may invest.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Convertible securities often blend the potential benefits of stocks and fixed income securities.

-------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                    How we use them
                                                                                 Convertible Securities Series
-------------------------------------------------------------------------------------------------------------------------------
Convertible securities: Usually preferred stocks or           Under normal conditions, the Series intends to invest at least
corporate bonds that can be exchanged for a set               65% of its total assets in convertible securities,
number of shares of common stock at a                         which may includeprivately placed convertible securities.
predetermined price. These securities offer higher
appreciation potential than nonconvertible bonds and          We will invest in convertible securities without regard to
greater income potential than nonconvertible preferred        rating categories. To the extent that securities we hold are not
stocks.                                                       investment grade or are not rated, there may be a greater risk as to the timely payment of interest and principal.
Convertible securities rank ahead of common stock
in a  corporation's capital structure and therefore           If a convertible security held by the Series is called for
entail less risk than the corporation's common stock.         redemption, the Series will be required to redeem the
However, If a convertible securities typically rank           security, convert it into the underlying common
behind non-convertible securities of the same issuer.         stock or sell it to a third party.

Convertible securities may be rated below investment grade, that is, not rated within the four highest categories by S&P and Moody's. Debt securities rated below investment grade are often referred to as "high-yield bonds" or "junk bonds," although these terms are not generally used in reference to convertible debt securities.

A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument under which the convertible security was issued.

-------------------------------------------------------------------------------------------------------------------------------
Zero Coupon Bonds and Pay in Kind Bonds:  Zero coupon        Convertible Securities Series may invest in zero coupon bonds and
securities are debt obligations which do not entitle the     payment in kind bonds, though this is not expected to be a
holder to any periodic payments of interest prior to         significant component of its strategy.  The market prices of these
maturity or a specified date when the securities begin       bonds are generally more volatile than the market prices of
paying current interest. Therefore, they are issued and      securities that pay interest periodically and are likely to react
traded at a discount from their face amounts or par value.   changes in interest rates to a greater degree than interest-paying
Payment-in-kind bonds pay interest or dividends in the form  bonds having similar maturities and credit quality.  They may have
of additional bonds or preferred stock.                      certain tax consequences which, under certain conditions, could be adverse to the Series.
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                    How we use them
                                                                                 Convertible Securities Series
-------------------------------------------------------------------------------------------------------------------------------
Private Placements: For various reasons, an issuer          What portion of the Series' portfolio is invested in
may prefer or be required as a practical matter to          convertible securities purchased in private placements depends
obtain private financing. Adverse conditions in the         upon the relative attractiveness of those securities compared
public securities markets may preclude a public             to convertible securities, which are publicly offered.
offering of an issuer's securities. An issuer is            Ordinarily, the Series expects that 50% of its portfolio may be
often willing to provide more attractive features in        invested in convertible securities purchased in private
securities issued privately, because it has avoided         placements, but the percentage may be substantially greater or
the expense and delay involved in a public offering.        less than 50%, depending upon prevailing market conditions.
Private placements of debt securities have
frequently resulted in higher yields and restrictive        We anticipate that substantially all of the private placements
covenants that provide greater protection for the           we purchases will be subject to Rule 144A under the 1933 Act
purchaser, such as longer call or refunding                 and therefore, may be traded freely among qualified
protection than would typically be available with           institutional buyers. Subject to procedures approved by the
publicly offered securities of the same type.               Fund's Board of Directors, we may treat Rule 144A securities
Securities acquired through private placements may          as liquid and therefore not subject to the 15% limitation on
also have special features not usually                      illiquid securities described below.  The private placements
characteristic of similar securities offered to the         we purchase will typically include registration rights for the
public, such as contingent interest or warrants for         convertible security and the underlying common stock. This
the purchase of the issuer's stock.                         requires the underlying common stock to be registered with the SEC, generally filed within one year of the private placement, consequently allowing us to trade the underlying common stock upon conversion.
                                                            Such trading may be subject to certain contractual or legal restrictions.

-------------------------------------------------------------------------------------------------------------------------------
Equity Linked Securities: Convertible securities            We may invest in equity linked securities when we believe they offer
that offer enhanced yield features, such as PRIDES          suitable income and capital appreciation potential in keeping with the
(Preferred Redeemable Increased Dividend Equity             Series' investment objective.
Securities) and DECS (Dividend Enhanced Convertible
Securities). These securities typically have the            We may also invest in other types of convertible securities similar to
following features: (a) the issuer's common stock           those described here.
will be received in the event the convertible
preferred stock is converted; (b) they do not have a        An investment in an equity-linked security may involve additional
capital appreciation limit; (c) they seek to provide        risks. Unlike conventional convertible securities, equity-linked
the investor with high current income with some             securities do not usually have a fixed maturity (par) value.
prospect of future capital appreciation; (d) they           Rather, equity-linked securities generally provide only for a
are typically issued with three to four year                mandatory conversion into cash or common stock.  As a result,
maturities; (e) they typically have some built-in           the Series risks loss of principal if the cash received or
call protection for the first two to three years;           the price of the underlying common stock at the time of conversion
(f) investors have the right to convert them into           is less than the price paid for the equity-linked security.
shares of common stock at a preset conversion               Equity-linked securities may be more or less liquid than
formula or hold them until maturity; and (g) upon           conventional convertible securities or non-convertible debt
maturity they will automatically convert into either        securities. We primarily intend to acquire liquid
cash or a specified number of shares of common              equity-linked securities since any purchases of illiquid
stock.                                                      equity-linked securities would be subject to the Series'
                                                            15% limit on illiquid securities described below.

Preferred Equity Redemption Cumulative Stock
("PERCS") is a preferred stock convertible into common stock features a mandatory conversion date
(typically three years) as well as a capital appreciation limit usually expressed in terms of a stated price.

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                    How we use them
                                                                                 Convertible Securities Series
-------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer,           Typically, we use repurchase agreements as a short-term investment
such as the Series, and a seller of securities in              for a Series's cash position. In order to enter into these
which the seller agrees to buy the securities back             repurchase agreements,  the Series must have collateral of
within a specified time at the same price the buyer            at least 102% of the repurchase price.
paid for them, plus an amount equal to an agreed
upon interest rate. Repurchase agreements are often
viewed as equivalent to cash.

-------------------------------------------------------------------------------------------------------------------------------
Foreign Securities, Eurodollar Convertible                     The Series may invest in securities of foreign issuers,
Securities and American Depositary Receipts                    including issuers located in emerging markets.  Such foreign
Securities of foreign entities issued directly or,             securities may be traded on a foreign exchange, or they may be
in the case of American Depositary Receipts, through           in the form of depositary receipts or notes, such as American
a U.S. bank. ADRs are issued by a U.S. bank and                Depositary Receipts (ADRs), American Depositary Notes (ADNs),
represent the bank's holding of a stated number of             European Depositary Receipts (EDRs), European Depositary
shares of a foreign corporation. An ADR entitles the           Notes (EDNs), Global Depositary Receipts (GDRs) or Global
holder to all dividends and capital gains earned by            Depositary Notes (GDNs). The Series may also invest in
the underlying foreign shares. ADRs are bought and             Eurodollar securities
sold the same as U.S. securities. Eurodollar
convertible securities are fixed income securities
of a U.S. issuer which are convertible into equity
securities of that issuer. These Eurodollar
securities are payable in U.S. dollars outside of
the United States.
-------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready       We may invest up to 15% of total assets in illiquid securities.
market, and cannot be easily sold, if at all, at
approximately the price that the Series has valued them.
-------------------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
Convertible Securities Series may lend up to 25% of its assets to qualified brokers, dealers and investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis
Convertible Securities Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

Portfolio turnover
We anticipate that Convertible Securities Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if a Series sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from Banks
Convertible Securities Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Series will not borrow money in excess of one-third of the value of its net assets.

Short Sales Against the Box. The Series may engage in short sales "against the box." While a short sale is made by selling a security the Series does not own, a short sale is "against the box" if the Series contemporaneously owns or has the right to obtain securities identical to those sold short, at no added cost.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. An investment in Convertible Securities Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Delaware. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

--------------------------------------------------------- ------------------------------------------------------------
                         Risks                                          How we strive to manage them
                                                                       Convertible Securities Series
--------------------------------------------------------- ------------------------------------------------------------
Market risk is the risk that all or a majority of the     We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond    securities we believe can continue to pay income and
market--will decline in value because of factors such as  appreciate over an extended time frame regardless of interim
economic conditions, future expectations or investor      market fluctuations. We do not try to predict overall stock
confidence. period of time,                               market movements and though we may hold securities for any we do not typically trade for short-term purposes.

                                                          We may hold a substantial part of Convertible Securities
                                                          Series' assets in cash or cash equivalents as a temporary
                                                          defensive strategy.
--------------------------------------------------------- ------------------------------------------------------------
Industry and security risk is the risk that the value of  We limit the amount of Convertible Securities Series'
securities in a particular industry or the value of an    assets invested in any one industry and in any individual
individual stock or bond will decline because of changing security. We also follow a rigorous selection process expectations for the performance of that industry or for  before choosing securities for the portfolio.
the individual company issuing the security.
--------------------------------------------------------- ------------------------------------------------------------
Credit Risk
The possibility that a security's issuer (or an entity    This risk may be reduced because of the ability to convert
that insures the security) will be unable to make         these securities into Common Stock.
timely payments of interest, dividends and principal.

Investing in securities rated below investment grade
entails greater risk of principal loss than associated
with investment grade bonds. It is likely that
protracted periods of economic uncertainty would cause
increased volatility in the market prices of
non-investment grade securities and corresponding
volatility in the Series' net asset value.
--------------------------------------------------------- ------------------------------------------------------------
Interest rate risk is the risk that securities,           We will monitor interest rate trends and their
particularly bonds with longer maturities, will           potential impact on the series. Though convertible
decrease in value if interest rates rise.                 securities may be sensitive to interest rate movements,
                                                          an individual security's link to the underlying common
                                                          stock may reduce that sensitivity.
--------------------------------------------------------- ------------------------------------------------------------
Foreign risk is the risk that foreign securities may be   Most of the foreign securities that we invest in are
adversely affected by political instability, changes in   denominated in U.S. dollars.
currency exchange rates, foreign economic conditions or
inadequate regulatory and accounting standards.
--------------------------------------------------------- ------------------------------------------------------------
Liquidity risk is the possibility that securities         We limit exposure to illiquid securities.
cannot be readily sold, if at all, at approximately the
price that a Series values them.
--------------------------------------------------------- ------------------------------------------------------------

How we manage Delaware Balanced Series

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular Series. Following are descriptions of how the portfolio managers pursue the Series' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Delaware Balanced Series
Delaware Balanced Series is a type of total return fund that invests in both stocks and bonds to pursue a three-pronged investment objective: capital appreciation, current income and preservation of principal. We blend several investment strategies to manage this Series.

We seek capital appreciation by investing primarily in the common stocks of established companies that we believe have long-term capital growth potential. We focus on dividend-paying, undervalued stocks.

To seek current income and help preserve capital, we generally invest at least 25% of the Series' net assets in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds. We generally invest in bonds that have bond ratings in the top four grades according to a nationally recognized statistical rating organization (NRSRO) at the time we buy them. We buy unrated bonds only if we determine them to be equivalent to one of the top four grades. Each bond in the portfolio will have a maturity between five and 30 years, and the average maturity of the portfolio will typically be between five and ten years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

In selecting stocks for Delaware Balanced Series, we consider factors such as how much the stock's dividend has grown in the past, the frequency of the stock's prior dividend increases, the company's potential for strong positive cash flow, and the price/earnings ratio of the stock compared to other stocks in the market. We avoid stocks that we think are overvalued. We seek stocks that we believe have the potential for above-average dividend growth.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

----------------------------------------------------- ---------------------------------------------------------------------
                     Securities                                                 How we use them
                                                                           Delaware Balanced Series
----------------------------------------------------- ---------------------------------------------------------------------
Common stocks: Securities that represent shares of    Generally, we invest up to 75% of net assets in dividend-paying
ownership in a corporation. Stockholders              stocks.
participate in the corporation's profits and
losses, proportionate to the number of shares they
own.
----------------------------------------------------- ---------------------------------------------------------------------
Convertible securities: Usually preferred stocks or   The Series may invest in convertible securities; however, we will
corporate bonds that can be exchanged for a set       not invest more than 5% of net assets in convertible securities
number of shares of common stock at a predetermined   that are rated below investment grade by an NRSRO or in
price. These securities offer higher appreciation     securities that are unrated but deemed equivalent to
potential than nonconvertible bonds and greater       non-investment grade.
income potential than nonconvertible preferred
stocks.
----------------------------------------------------- ---------------------------------------------------------------------
Mortgage-backed securities: Fixed-income securities   There is no limit on government-related mortgage-backed securities or
that represent pools of mortgages, with investors     fully collateralized privately issued mortgage-backed securities.
on receiving principal and interest payments as the
underlying mortgage loans are paid back. Many are     We may invest up to 20% of net assets in mortgage-backed securities
issued and guaranteed against default by the U.S.     issued by private companies whether or not the securities are 100%
government or its agencies or instrumentalities,      collateralized. However, these securities must be rated at the time of
such as the Federal Home Loan Mortgage Corporation,   purchase in one of the four highest categories by an NRSRO. The
Fannie Mae and the Government National Mortgage       privately issued securities we invest in are either CMOs or REMICs
Association. Others are issued by private financial   (see below).
institutions, with some fully collateralized by
certificates issued or guaranteed by the government
or its agencies or instrumentalities.
----------------------------------------------------- -----------------------------------------------------------------------
Collateralized mortgage obligations (CMOs):           See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose
underlying value is the mortgages that are grouped
into different pools according to their maturity.
----------------------------------------------------- -----------------------------------------------------------------------
Real estate mortgage investment conduits (REMICs):    See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose
underlying value is a fixed pool of mortgages
secured by an interest in real property. Like CMOs,
REMICs offer different pools.
----------------------------------------------------- -----------------------------------------------------------------------

Securities we typically invest in (continued)
----------------------------------------------------- -----------------------------------------------------------------------
                         Securities                                                  How we use them
                                                                                 Delaware Balanced Series
----------------------------------------------------- -----------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by     We invest only in asset-backed securities rated in one of the four
accounts receivables including home equity,           highest categories by an NRSRO.
automobile or credit loans.
----------------------------------------------------- -----------------------------------------------------------------------
Corporate bonds: Debt obligations issued by a         We focus on bonds rated in one of the four highest categories by an
corporation.                                          NRSRO (or deemed equivalent), with maturities between five and 30 years.



----------------------------------------------------- -----------------------------------------------------------------------
Repurchase agreements: An agreement between a         Typically, we use repurchase agreements as a short-term investment for
buyer, such as the Series, and a seller of            the Series' cash position. In order to enter into these repurchase
securities in which the seller agrees to buy the      agreements, the Series must have collateral of at least 102% of the
securities back within a specified time at the same   repurchase price. (Neither Series may have more than 10% of its total
price the buyer paid for them, plus an amount equal   assets agreements with maturities of over seven days.)
to an agreed in repurchase upon interest rate.
Repurchase agreements are often viewed as
equivalent to cash.
----------------------------------------------------- -----------------------------------------------------------------------
American Depositary Receipts (ADRs): Certificates     We may invest without limitation in ADRs.
issued by a U.S. bank that represent the bank's
holding of a stated number of shares of a foreign
corporation that the bank holds in its vault. An
ADR entitles the holder to all dividends and
capital gains earned by the underlying foreign
shares. An ADR is bought and sold the same as U.S.
securities.
----------------------------------------------------- -----------------------------------------------------------------------
Restricted securities: Privately placed securities    We may invest without limitation in privately placed securities that
whose resale is restricted under securities law.      are eligible for resale only among certain institutional buyers without registration. These are commonly known as "Rule 144A
                                                      Securities." Other restricted securities must be limited to 5% of total Series assets.
----------------------------------------------------- -----------------------------------------------------------------------
Illiquid securities: Securities that do not have a    We may invest up to 10% of total assets in illiquid securities.
ready market, and cannot be easily sold, if at all,
at approximately the price that the Series has
valued them.
----------------------------------------------------- -----------------------------------------------------------------------

The Series may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, futures contracts, options, U.S. Treasury securities, Yankee and Euro bonds. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
Delaware Balanced Series may lend up to 25% of its assets to qualified brokers, dealers and investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis
Delaware Balanced Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

Portfolio turnover
We anticipate that Delaware Balanced Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. An investment in Delaware Balanced Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Delaware. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------- ------------------------------------------------------------------------
                        Risks                                              How we strive to manage them
                                                                             Delaware Balanced Series
------------------------------------------------------- ------------------------------------------------------------------------
Market risk is the risk that all or a majority of       We maintain a long-term investment approach and focus on stocks we
the securities in a certain market--like the stock      believe can appreciate over an extended time frame regardless of
or bond market--will decline in value because of        interim market fluctuations. We do not try to predict overall stock
factors such as economic conditions, future             market movements and do not trade for short-term purposes.
expectations or investor confidence.
                                                        We may hold a substantial part of Delaware Balanced Series' assets in cash or cash equivalents as a temporary defensive strategy.

                                                        We diversify the Series' assets among two major categories of investments--stocks and bonds--which tend to increase and decline in value in different economic or investment conditions.
------------------------------------------------------- ------------------------------------------------------------------------
Industry and security risk is the risk that the         We limit the amount of Delaware Balanced Series' assets invested in
value of securities in a particular industry or the     any one industry and in any individual security. We also follow a
value of an individual stock or bond will decline       rigorous selection process before choosing securities for the
because of changing expectations for the                portfolio.
performance of that industry or for the individual
company issuing the stock or bond.
------------------------------------------------------- ------------------------------------------------------------------------
Interest rate risk is the risk that securities,         Within Delaware Balanced Series' fixed-income component, we do
particularly bonds with longer maturities, will         not try to increase return by predicting and aggressively
decrease in value if interest rates rise.               capitalizing on interest rate moves. Instead, we aim to keep the interest rate risk similar to the Lehman Brothers Aggregate Bond
                                                        Index.
------------------------------------------------------- ------------------------------------------------------------------------
Foreign risk is the risk that foreign securities        We typically invest only a small portion of the Series' portfolio in
may be adversely affected by political instability,     foreign securities. When we do purchase foreign securities, they are
changes in currency exchange rates, foreign             often denominated in U.S. We also tend to avoid markets where we
economic dollars. conditions or inadequate              believe accounting principles or the regulatory structure are
regulatory and accounting standards.                    underdeveloped.
------------------------------------------------------- ------------------------------------------------------------------------
Liquidity risk is the possibility that securities       We limit exposure to illiquid securities.
cannot be readily sold, if at all, at approximately
the price that the Series values them.
------------------------------------------------------- ------------------------------------------------------------------------

How we manage Del Cap Series

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for DelCap Series. Following is a description of how the portfolio manager pursues the Series' investment goal.


We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.


We strive to identify mid-size companies that we believe will grow faster than the average of stocks in the S&P 500 Index. We look for companies with characteristics that will support such earnings growth. Factors in our decision include:
o   the financial strength of the company,
o   management expertise,
o   the growth potential of the company within its industry; and,
o   the growth potential of the industry itself.

Our focus will be on companies that have established themselves within their industry while maintaining growth potential.

DelCap Series invests primarily in medium-sized companies. Although these companies do not involve as great a risk as small companies, they are still somewhat riskier than large companies. Medium-sized companies may still exhibit some characteristics typically associated with small companies such as limited product lines and limited access to financial resources. In order to manage this risk, we maintain a well-diversified portfolio, typically holding xx to xx different stocks, representing a wide array of industries.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------- ------------------------------------------------------------------------
                    Securities                                                  How we use them
                                                                                DelCap Series
------------------------------------------------------- ------------------------------------------------------------------------
Common stocks: Securities that represent shares of      Generally, we invest 90% to 100% of net assets in common stock of
ownership in a corporation. Stockholders                medium- size, growth-oriented companies
participate in the corporation's profits and
losses, proportionate to the number of shares they
own.
------------------------------------------------------- ------------------------------------------------------------------------
Repurchase agreements: An agreement between a           Typically, we use repurchase agreements as a short-term investment for
buyer, such as the Series, and a seller of              a Series' cash position. In order to enter into these repurchase
securities in which the seller agrees to buy the        agreements, the Series must have collateral of at least 102% of the
securities back within a specified time at the same     repurchase price.
price the buyer paid for them, plus an amount equal
to an agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to cash.
------------------------------------------------------- ------------------------------------------------------------------------
Restricted securities: Privately placed securities      We may invest up to 10% of net assets in illiquid securities, which in
whose resale is restricted under securities law.        the case of this Series includes restricted securities such as privately placed securities eligible for resale only among certain institutional buyers without registration. These are commonly known as
                                                        Rule 144A Securities.
------------------------------------------------------- ------------------------------------------------------------------------
Illiquid Securities: Securities that do not have a      We may invest up to 10% of net assets in illiquid securities, including
ready market, and cannot be easily sold, if at all,     repurchase agreements with maturities of over seven days.
at a reasonable price.
------------------------------------------------------- ------------------------------------------------------------------------

DelCap Series may also invest in other securities including convertible securities, warrants, preferred stocks, and bonds. DelCap Series may invest in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.


Lending securities
DelCap Series may lend up to 25% of its assets to qualified dealers and investors for their use in security transactions.

Borrowing from Banks
DelCap Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Series will not borrow money in excess of one-third of the value of its net assets.


Purchasing securities on a when-issued or delayed delivery basis
DelCap Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

Portfolio turnover
We anticipate that DelCap Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if a Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for the Series.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Series you should carefully evaluate the risks. Because of the nature of the DelCap Series, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in DelCap Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------- ------------------------------------------------------------------------
                 Risks                                                How we strive to manage them
                                                                             DelCap Series
------------------------------------------------------- ------------------------------------------------------------------------
Market risk is the risk that all or a majority of       We maintain a long-term investment approach and focus on stocks we
the securities in a certain market -- like the          believe can appreciate over an extended time frame regardless of
stock or bond market -- will decline in value           interim market fluctuations. We do not try to predict overall stock
because of factors such as economic conditions,         market movements and though we may hold securities for any amount of
future expectations or                                  time, we typically do not trade for short-term purposes.

                                                        We may hold a substantial part of DelCap Series' assets in cash or cash equivalents investor confidence. as a temporary, defensive strategy.
------------------------------------------------------- ------------------------------------------------------------------------
Industry and security risk is the risk that the         We limit the amount of DelCap Series' assets invested in any one
value of securities in a particular industry or the     industry and in any individual security. We also follow a rigorous
value of an individual stock or bond will decline       selection process before choosing securities and continuously monitor
because of changing expectations for the                them while they remain in the portfolio.
performance of that industry or for the individual
company issuing the stock.
------------------------------------------------------- ------------------------------------------------------------------------
Company size risk is the risk that prices of small      DelCap Series invests primarily in medium-size companies which tend to
or medium size companies may be more volatile than      have somewhat broader product lines and financial resources than small
larger companies because of limited financial           companies, but are still riskier than large companies. DelCap
resources or dependence on narrow product lines.        maintains a well-diversified portfolio, selects stocks carefully and monitors them continuously in an effort to manage this risk.
------------------------------------------------------- ------------------------------------------------------------------------
Interest rate risk is the risk that securities will     We analyze each company's financial situation and its cash flow to
decrease in value if interest rates rise. The risk      determine the company's ability to finance future expansion and
is generally associated with bonds; however,            operations. The potential affect that rising interest rates might have
because small and medium-size companies often           on a stock is taken into consideration before the stock is purchased.
borrow money to finance their operations, they may
be adversely affected by rising interest rates.
------------------------------------------------------- ------------------------------------------------------------------------
Foreign risk is the risk that foreign securities        We typically invest only a small portion of DelCap Series' portfolio
may be adversely affected by political instability,     in foreign securities. When we do purchase foreign securities, they
changes in currency exchange rates, foreign             are often denominated in U.S. dollars.
economic conditions or inadequate regulatory and
accounting standards.
------------------------------------------------------- ------------------------------------------------------------------------
Liquidity risk is the possibility that securities       We limit exposure to illiquid securities.
cannot be readily sold, or can only be sold at a
price significantly lower than their broadly
recognized value.
------------------------------------------------------- ------------------------------------------------------------------------

How we manage Delchester Series

Our investment strategies
We evaluate the creditworthiness of individual bond issuers and analyze economic and market conditions, seeking to identify bonds that we think are the best investments for the Delchester Series. Following are descriptions of how the portfolio managers pursue the Series' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Delchester Series
Delchester Series is a type of fixed income fund that invests in high yield corporate bonds to pursue its investment objective of providing the highest current income.

We expect to invest the majority of the Series' assets in bonds rated BBB or lower by S&P, with emphasis on bonds rated Bb and B, the two relatively higher credit tiers among non-investment grade bonds. High-yield bonds are issued by corporations that have poor credit quality and may have difficulty repaying principal and interest. We carefully evaluate an individual company's financial situation, its management, the prospects for its industry and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings.

In addition, we maintain a very diversified portfolio with assets spread among a variety of different industry sectors and different bond issuers. In this way, we strive to minimize the impact that any poorly performing individual bond would have on the overall performance of our portfolio.

Though high-yield bonds involve the risk that the issuing company may be unable to pay interest or repay principal, they can offer high income potential which we believe will help the Series achieve its investment objective.

The securities we typically invest in
Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

Securities we typically invest in

------------------------------------------------------- ------------------------------------------------------------------------
                         Securities                                              How we use them
                                                                                Delchester Series
------------------------------------------------------- ------------------------------------------------------------------------
High-Yield Corporate Bonds: Debt obligations issued     Delchester Series may invest without limit in high-yield corporate
by a corporation and rated lower than investment        bonds. Emphasis is typically on those rated BB or B by an NRSRO.
grade by a nationally recognized statistical
ratings organization (NRSRO) such as S&P or Moody's
or, if unrated, that we believe are of comparable
quality. These securities are considered to be of
poor standing and predominately speculative.
------------------------------------------------------- ------------------------------------------------------------------------
U.S. Government Securities Direct U.S. obligations      The Series may invest without limit in U.S. government securities;
including bills, notes, bonds and other debt            however, they will typically be a small percentage of the portfolio
securities issued by the U.S. Treasury or               because they generally do not offer as high a level of current income
securities of U.S. government agencies or               as high yield corporate bonds.
instrumentalities which are backed by the full
faith and credit of the United States.
------------------------------------------------------- ------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer     Typically, we use repurchase agreements as a short-term investment for
and seller of securities in which the seller agrees     Series' cash position. In order to enter into these repurchase
to buy the a securities back within a specified         agreements, the Series must have collateral of at least 102% of the
time at the same price buyer paid for them, plus an     the repurchase price.
amount equal to an agreed upon interest rate.
Repurchase agreements are often viewed as
equivalent to cash.
------------------------------------------------------- ------------------------------------------------------------------------
Restricted securities: Privately placed securities      We may invest up to 10% of net assets in illiquid securities, which
whose resale is restricted under securities law.        for this Series includes restricted securities such as privately placed securities that are eligible for resale only among certain institutional buyers without registration. These are commonly known as
                                                        "Rule 144A Securities."
------------------------------------------------------- ------------------------------------------------------------------------
Illiquid securities: Securities that do not have a      We may invest up to 10% of total assets in illiquid securities,
ready market, and cannot be easily sold, if at all,     including repurchase agreements with maturities of over seven days.
at approximately the price that the Series has
valued them.
------------------------------------------------------- ------------------------------------------------------------------------

The Series may also invest in other income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
Delchester Series may lend up to 25% of its assets to qualified brokers, dealers and investors for their use in security transactions.

Borrowing from Banks
Delchester Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis
Delchester Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

Portfolio turnover
We anticipate that Delchester Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. An investment in Delchester Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Delaware. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------- ------------------------------------------------------------------------
                        Risks                                              How we strive to manage them
                                                                                Delchester Series
------------------------------------------------------- ------------------------------------------------------------------------
Market risk is the risk that all or a majority of       We maintain a long-term investment approach and focus on bonds that we
the securities in a certain market--like the stock      believe will continue to pay interest regardless of interim market
or bond market--will decline in value because of        fluctuations. We do not try to predict overall bond market or interest
factors such as economic conditions, future             rate movements and do not trade for short-term purposes.
expectations or investor confidence.

                                                        We may hold a substantial part of Delchester Series' assets in cash or cash equivalents as a temporary defensive strategy.
------------------------------------------------------- ------------------------------------------------------------------------
Industry and security risk is the risk that the         We limit the amount of Delchester Series' assets invested in any one
value of securities in a particular industry or the     industry and in any individual security. We also follow a rigorous
value of an individual stock or bond will decline       selection process before choosing securities for the portfolio.
because of changing expectations for the
performance of that industry or for the individual
company issuing the stock or bond.
------------------------------------------------------- ------------------------------------------------------------------------
Interest rate risk is the risk that securities will     Delchester Series is subject to interest rate risk. We cannot
decrease in value if interest rates rise. The risk      eliminate that risk, but we do strive to manage it by monitoring
is greater for bonds with longer maturities than        economic conditions.
for those with shorter maturities.
------------------------------------------------------- ------------------------------------------------------------------------
Credit Risk

The possibility that a bond's issuer will be unable     Our careful, credit-oriented bond selection and our commitment to hold
to make timely payments of interest and principal.      a diversified selection of high-yield bonds are designed to manage this risk.
Investing in so-called "junk" or "high-yield" bonds
entails the risk of principal loss, which may be
greater than the risk involved in investment grade
bonds. High-yield bonds are sometimes issued by
companies whose earnings at the time of issuance
are less than the projected debt service on the
junk bonds.
------------------------------------------------------- ------------------------------------------------------------------------

------------------------------------------------------- ------------------------------------------------------------------------
                        Risks                                              How we strive to manage them
                                                                                Delchester Series
------------------------------------------------------- ------------------------------------------------------------------------
Recession Risk Although the market for high-yield       It is likely that protracted periods of economic uncertainty
bonds existed through periods of economic downturns,    would cause increased volatility in the market prices of
the high-yield market grew rapidly during the long      high-yield bonds, an increase in the number of high-yield bond
economic expansion which took place in the United       defaults and corresponding volatility in the Series' net asset
States during the 1980s.  During that economic          value. In the past, uncertainty and volatility in the
expansion, the use of high-yield debt securities to     high-yield market have resulted in volatility in the Series'
finance highly leveraged corporate acquisitions and     net asset value.
restructurings increased dramatically.  As a result,
the high-yield market grew substantially.  Although     In striving to manage this risk, we allocate assets across a
experts disagree on the impact recessionary periods     wide range of industry sectors.  We may emphasize industries
have had and will have on the high-yield market, some   that have been less susceptible to economic cycles in the
analysts believe a protracted economic downturn would   past, particularly if we believe that the economy may be
severely disrupt the market for high-yield bonds,       entering into a period of slower growth.
adversely affect the value of outstanding bonds and
adversely affect the ability of high-yield issuers to
repay principal and interest.
------------------------------------------------------- ------------------------------------------------------------------------
Foreign risk is the risk that foreign securities        We typically invest only a small portion, if any, of the Series'
may be adversely affected by political instability,     portfolio in foreign securities.
changes in currency exchange rates, foreign
economic conditions or inadequate regulatory and
accounting standards.
------------------------------------------------------- ------------------------------------------------------------------------
Liquidity risk is the possibility that securities       A less liquid secondary market may have an adverse effect on the
cannot be readily sold, if at all, at approximately     Series' ability to dispose of particular issues, when necessary, to
the price that a Series values them.                    meet the Series' liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the
The secondary market for high-yield securities is       issuer. In striving to manage this risk, we evaluate the size of a
currently dominated by institutional investors,         bond issuance as a way to anticipate its likely liquidity level.
including mutual funds and certain financial
institutions. There is generally no established
retail secondary market for high-yield securities.      We may invest only 10% of net assets in illiquid securities, including
As a result, the secondary market for high-yield        Rule 144A
securities. securities is more limited and less
liquid than other secondary securities markets. The
high-yield secondary market is particularly
susceptible to liquidity problems when the
institutions which dominate it temporarily cease
buying bonds for regulatory, financial or other
reasons, such as the savings and loan crisis.

The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets.


------------------------------------------------------- ------------------------------------------------------------------------
                        Risks                                              How we strive to manage them
                                                                                Delchester Series
------------------------------------------------------- ------------------------------------------------------------------------
Valuation Risk
A less liquid secondary market as described above       The Series' privately placed high-yield securities are particularly
makes it more difficult for the Series to obtain        susceptible to the liquidity and valuation risks outlined here. We
precise valuations of the high-yield securities in      will strive to manage this risk by carefully evaluating individual
its portfolio. During periods of reduced liquidity,     bonds and by limiting the amount of the portfolio that can be
judgment plays a greater role in valuing high-yield     allocated to privately placed high-yield securities.
securities.
------------------------------------------------------- ------------------------------------------------------------------------
Redemptions  If, as a result of volatility in the        We strive to maintain a cash balance sufficient to meet any
high-yield market or other factors, more shares of       redemptions.  We may also borrow money, if necessary, to meet
the Series are redeemed than are purchased for an        redemptions.
extended period of time, the Series may be required
to sell securities without regard to the investment
merits such actions.  If the Series sells a
substantial number of securities to generate proceeds
for redemptions, the asset base of the Series will
decrease and the Series' expense ratio may increase.
------------------------------------------------------- ------------------------------------------------------------------------
Legislative and Regulatory Risk                         We monitor the status of regulatory and legislative proposals to
The United States Congress has from time to time        evaluate any possible effects they might have on the Series'
taken or considered a variety of legislative actions    portfolio.
that could adversely affect the high-yield bond
market.  For example, Congressional legislation has,
with some exceptions, generally prohibited
federally-insured savings and loan institutions from
investing in high-yield securities.  Regulatory
actions have also affected the high-yield market. For
example, many insurance companies have restricted or
eliminated their purchases of high-yield bonds
primarily as a result of actions taken by the
National Association of Insurance Commissioners.
Similar actions in the future could reduce liquidity
for high-yield issues, reduce the number of new
high-yield securities being issued and could make it
more difficult for the Series to attain its
investment objective.
------------------------------------------------------- ------------------------------------------------------------------------

How we manage Devon Series

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular Series. Following are descriptions of how the portfolio managers pursue the Series' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Devon Series
Devon Series is a total return fund that invests the majority of its assets in stocks. This Series has a dual objective of capital appreciation and current income, but since it invests primarily in stocks, its shareholders should be comfortable accepting some fluctuation of principal.

We invest primarily in common stocks that we believe have the potential for above-average dividend increases over time. Generally, at least 65% of the Series' assets will be invested in dividend-paying stocks.

In selecting stocks for Devon Series, we consider factors such as how much the stock's dividend has grown in the past, the frequency of the stock's prior dividend increases, the company's potential for strong positive cash flow, and the price/earnings ratio of the stock compared to other stocks in the market. We avoid stocks that we think are overvalued.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

 -----------------------------------------------------------------------------------------------------------------------------
                      Securities                                                               How we use them
 -----------------------------------------------------------------------------------------------------------------------------
                                                                                    Devon Series
 -----------------------------------------------------------------------------------------------------------------------------
 Common stocks: Securities that represent                Generally, 90% to 100% of the Series' assets will be invested in
 shares of ownership in a corporation.                   common stocks. Under normal market conditions we will invest at
 Stockholders participate in the corporation's           least 65% of total assets in dividend-paying stocks.
 profits and losses, proportionate to the number
 of shares they own.
 -----------------------------------------------------------------------------------------------------------------------------
 Convertible securities: Usually preferred stocks or     Devon Series may invest in convertible securities; however, we
 corporate bonds that can be exchanged for a set         will not invest more than 5% of net assets in convertible
 number of shares of common stock at a predetermined     securities that are rated below investment grade by an NRSRO or
 price. These securities offer higher appreciation       in securities that are unrated but deemed equivalent to
 potential than nonconvertible bonds and greater         non-investment grade.
 income potential than nonconvertible preferred
 stocks.
-----------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a            Typically, we use repurchase agreements as a short-term investment
buyer, such as the Series, and a seller of               for the Series' cash position. In order to enter into these
securities in which the seller agrees to buy the         repurchase agreements, the Series must have collateral of at least
securities back within a specified time at the same      102% of the repurchase price.
price the buyer paid for them, plus an amount equal
to an agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs): Certificates        We may invest without limitation in ADRs.
issued by a U.S. bank that represent the bank's
holdings of a stated number of shares of a foreign
corporation. An ADR entitles the holder to all
dividends and capital gains earned by the
underlying foreign shares. An ADR is bought and
sold the same as U.S. securities.
-----------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities       We may invest without limitation in privately placed securities that
whose resale is restricted under securities law.         are eligible for resale only among certain institutional buyers without registration. These are commonly known as "Rule 144A
                                                         Securities." Other restricted securities must be limited to 5% of total Series assets.
-----------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a       We may invest up to 10% of total assets in illiquid securities,
ready market, and cannot be easily sold, if at all,      including repurchase agreements with maturities of over seven days.
at approximately the price that the Series has
valued them.
-----------------------------------------------------------------------------------------------------------------------------

Devon Series may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, futures contracts and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
Devon Series may lend up to 25% of its assets to qualified brokers, dealers and investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis
Devon Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

Portfolio turnover
We anticipate that Devon Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. An investment in Devon Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Devon Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------
                        Risks                                              How we strive to manage them
-----------------------------------------------------------------------------------------------------------------------------
                                                                                   Devon Series
-----------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of             We maintain a long-term investment approach and focus on
the securities in a certain market--like the                  stocks we believe can appreciate over an extended time
stock or bond  market--will decline in value because of       frame regardless of interim market fluctuations. We do not
factors such as economic conditions, future                   try to predict overall stock market movements and do not
expectations or investor confidence.                          trade for short-term purposes.

                                                              We may hold a substantial part of Devon Series' assets in
                                                              cash or cash equivalents as a temporary defensive strategy.
-----------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value         We limit the amount of Devon Series' assets invested in any one
of securities in a particular industry or the                 industry and in any individual security. We also follow a
value of an individual stock or bond will decline because     rigorous selection process before choosing securities for the
of changing expectations for the performance of that          portfolio.
industry or for the individual company issuing the
stock or bond.
-----------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities              We typically invest only a small portion of Devon Series'
may be adversely affected by political instability,           portfolio in foreign securities. When we do purchase foreign
changes in currency exchange rates, foreign economic          securities, they are often denominated in U.S. dollars. We also
conditions or inadequate regulatory and accounting            tend to avoid markets where we believe accounting principles or
standards.                                                    the regulatory structure are underdeveloped.
-----------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities             We limit exposure to illiquid securities.
cannot be readily sold, if at all, at
approximately the price that the Series
values them.
-----------------------------------------------------------------------------------------------------------------------------


How we manage Emerging Markets Series

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Emerging Markets Series. Following are descriptions of how the portfolio managers pursue the Series' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Emerging Markets Series

Emerging Markets Series seeks long-term capital. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of from at least three different countries that are considered to be emerging or developing. The Series may invest in a broad range of equity securities, including common stocks, preferred stocks, convertible securities and warrants.

We consider an "emerging country" to be any country that is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, or any country that is classified by the United Nations as developing. In addition, any country that is included in the IFC Free Index or MSCI Emerging Market Free Index is considered to be an "emerging country." As of the date of this Prospectus, more than 130 countries met our definition of an emerging country. Approximately 40 of them currently have stock markets. This group of developing or emerging countries includes almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe.

Currently, investing in many emerging countries is not feasible, or may involve significant political risks. We focus our investments in emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. We believe that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may particularly benefit certain countries having developing markets. Local or international political, economic or financial developments could support this trend and benefit the capital markets in such countries.

In deciding where to invest we place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. The Series may invest in Argentina, Botswana, Brazil, Chile, China, Colombia, Czech Republic, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Ivory Coast, Jamaica, Jordan, Kenya, Korea, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. This is a representative list; we may invest in other countries, particularly as markets in other emerging countries develop.


Please see "The securities we typically invest in" and "The risks of investing in the Series" for additional investment strategies and risks.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Series may invest in. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.

-----------------------------------------------------------------------------------------------------------------------------
                     Securities                                                   How we use them
                                                                              Emerging Markets Series
-----------------------------------------------------------------------------------------------------------------------------
Common Stocks of Emerging Market Companies:            The majority of Emerging Markets Series' assets will be invested in
Securities that represent shares of ownership in a     common stock of emerging market companies.
corporation.  Stockholders participate in the
corporation's profits and losses, proportionate to     To be considered an emerging country equity security by us, the
the number of shares they own.                         security must be issued by a company that exhibits one or more of the following characteristics:  (1) its principal securities trading market is an emerging country; (2) though traded on a securities market that is not an emerging market, the company, alone or on a consolidated basis, derives 50% or more of its annual revenues from either goods produced, sales made or services performed in emerging countries; or (3) the company is organized under the laws of, and has a principal office in, an emerging country.  We make our
                                                       determinations on the basis of publicly available information and by questioning the company.
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                     Securities                                                   How we use them
                                                                              Emerging Markets Series
-----------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fixed Income Securities:              The Series may invest up to 35% of its net assets in emerging market
fixed-income securities issued by companies in         fixed income securities. All of these may be high yield, high risk
emerging countries or foreign governments, their       fixed-income securities rated lower than BBB by S&P and Baa by Moody's
agencies, instrumentalities or political               or, if unrated, are considered by us to be of equivalent quality.
subdivisions.
                                                       Medium- and low-grade bonds held by the Series may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or firms with high debt levels, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Certain lower-rated debt securities issued by foreign governments may reflect reduced ability to make timely and ultimate payments on external debt obligations. The risks posed by bonds issued under such circumstances are substantial.
-----------------------------------------------------------------------------------------------------------------------------
Zero Coupon Bonds: Zero coupon securities are debt     Emerging Markets Series may invest in zero coupon bonds.  The market
obligations which do not entitle the holder to any     prices of zero coupon bonds are generally more volatile than the
periodic payments of interest prior to maturity or a   market prices of securities that pay interest periodically and are
specified date when the securities begin paying        likely to respond to changes in interest rates to a greater degree
current interest, and therefore are issued and         than do non-zero coupon securities having similar maturities and
traded at a discount from their face amounts or par    credit quality.
value.
-----------------------------------------------------------------------------------------------------------------------------
Brady Bonds: These are debt securities issued under    The Emerging Markets Series may invest in Brady Bonds. We believe that
the framework of the Brady Plan, an initiative         the economic reforms undertaken by countries in connection with the
announced by the U.S. Treasury Secretary, Nicholas     issuance of Brady Bonds makes the debt of countries that have issued
F. Brady in 1989, as a mechanism for debtor nations    or have announced plans to issue Brady Bonds an attractive
to restructure their outstanding external              opportunity for investment.
indebtedness (generally, commercial bank debt).
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                     Securities                                                   How we use them
                                                                              Emerging Markets Series
-----------------------------------------------------------------------------------------------------------------------------
High Quality U.S. and Foreign Debt:                    For temporary defensive purposes, we may invest all or a substantial
o high quality debt instruments of foreign             portion of the Series' assets in high quality fixed income securities.
  governments, their agencies, instrumentalities or
  political subdivisions                               For example, the Series may invest in U.S. fixed-income markets when
o securities issued by the U.S. government, its        the Manager believes that the global equity markets are excessively
  agencies or instrumentalities or                     volatile or overvalued so that the Series' objective cannot be achieved
o foreign or U.S. corporate bonds.                     in such markets. Under these circumstances, such corporate debt obligations would be rated AA or better by S&P, or Aa or better by
                                                       Moody's, or if unrated, determined by the Manager to be of comparable quality. The Series may also invest in the securities listed above pending investment of proceeds from new sales of Series shares and to maintain sufficient cash to meet redemption requests
-----------------------------------------------------------------------------------------------------------------------------
Foreign Currency, Foreign Currency Contracts or        The Series may invest in securities issued in any currency and may
Forward Contracts: A forward contract involves an      hold foreign currency. Securities of issuers within a given country
obligation to purchase or sell a specific currency     may be denominated in the currency of another country or in
at a future date at a price set at the time of         multinational currency units such as the European Currency Unit the contract. Forward contracts are used to "lock-in"  ("ECU").
the price of a security it has agreed to purchase
or sell, in terms of U.S. dollars or other currencies.
                                                       We may invest in securities of foreign issuers and may hold foreign currency. In addition, the Series may enter into contracts to purchase or sell foreign currencies at a future date. Although the Series values its assets daily in terms of U.S. dollars, we do not convert our holdings of foreign currencies into U.S. dollars on a daily basis. We may, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through a forward foreign currency contract or forward contract. The Series will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. By entering into these transactions, the Series attempts to protect against a possible loss resulting from an adverse change in currency exchange rates during the period between when a security is purchased or sold and the date on which payment is made or received.
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                     Securities                                                   How we use them
                                                                              Emerging Markets Series
-----------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs): Certificates      The Series may invest in sponsored and unsponsored ADR's that are
issued by a U.S. bank that represent the bank's        actively traded in the United States.
holdings of a stated number of shares of a foreign
corporation. An ADR entitles the holder to all
dividends and capital gains earned by the
underlying foreign shares. An ADR is bought and
sold the same as U.S. securities.
-----------------------------------------------------------------------------------------------------------------------------
European Depositary Receipts (EDRs) and Global         In conjunction with their investments in foreign securities, the
Depositary Receipts (GDRs): EDRs and GDRs are          Series may invest in sponsored and unsponsored EDRs and GDRs.
receipts issued by non-U.S. banks or trust companies
and foreign branches of U.S. banks that evidence
ownership of the underlying foreign or U.S.
securities.  Sponsored EDRs or GDRs are issued
jointly by the issuer of the underlying security and
a Depositary, and unsponsored EDRs or GDRs are
issued without the participation of the issuer of
the deposited security.
-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements: An agreement between a          Typically, we use repurchase agreements as a short-term investment
buyer, such as the Series, and a seller of             for the Series' cash position.  In order to enter into these
securities in which the seller agrees to buy the       repurchase agreements, the Series must have collateral of at least
securities back within a specified time at the same    102% of the repurchase price.
price the buyer paid for them, plus an amount equal
to an agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------
Restricted Securities: Privately placed securities     Emerging Markets Series may invest without limitation in privately
whose resale is restricted under securities law.       placed securities that are eligible for resale only among certain institutional buyers without registration. These are commonly known as "Rule 144A Securities."
-----------------------------------------------------------------------------------------------------------------------------
Illiquid Securities: Securities that do not have a     We may invest up to 15% of total assets in illiquid securities,
ready market, and cannot be easily sold, if at all,    including repurchase agreements with maturities of over seven days.
at approximately the price that the Series has
valued them.
-----------------------------------------------------------------------------------------------------------------------------
Investment Company Securities In some countries,       We may invest in such close-end investment companies if we believe
investments by a mutual fund may only be made          the country offers good investment opportunities for the Series. We
through investments in closed-end investment           may invest in either closed-end or open-end investment companies
companies that in turn invest in the securities of     consistent with the 1940 Act requirements. These investments involve
such countries.                                        an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.
-----------------------------------------------------------------------------------------------------------------------------

The Series may also invest in futures contracts, and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Portfolio turnover
The Series anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from Banks
Emerging Market Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series will not borrow money in excess of one-third of the value of its net assets.

Securities Lending Emerging Market Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------
                        Risks                                               How we strive to manage them
                                                                               Emerging Markets Series
-----------------------------------------------------------------------------------------------------------------------------
Market Risk is the risk that all or a majority of the    We maintain a long-term investment approach and focus on stocks we
securities in a certain market--like the stock or bond   believe can appreciate over an extended time frame regardless of
market--will decline in value because of factors such    interim market fluctuations. We do not try to predict overall stock
as economic conditions, future expectations or           market movements and do not trade for short-term purposes.
investor confidence.
                                                         We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary defensive strategy.
-----------------------------------------------------------------------------------------------------------------------------
Industry Risk is the risk that the value of              We limit the amount of the Series' assets invested in any one
securities in a particular industry will decline         industry and in any individual security. We also follow a rigorous
because of changing expectations for the                 selection process before choosing securities for the portfolio.
performance of that industry.
-----------------------------------------------------------------------------------------------------------------------------
Interest Rate Risk is the risk that securities,          In an attempt to protect Emerging Markets Series' investments from
particularly bonds with longer maturities, will          interest rate fluctuations, the Series may engage in interest rate
decrease in value if interest rates rise.                swaps. Interest rate swaps involve the exchange by the Series with another party of their respective rights to receive interest. The
                                                         Series intends to use interest rate swaps as a hedge and not as a speculative investment. The use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Series will be less favorable than it would have been if this investment technique were never used.
-----------------------------------------------------------------------------------------------------------------------------
Foreign Risk is the risk that foreign securities may     We carefully evaluate the overall situations in the countries where
be adversely affected by political instability,          we invest in an attempt to reduce these risks. We also tend to
changes in currency exchange rates, foreign economic     avoid markets where we believe accounting principles or the
conditions or inadequate regulatory and accounting       regulatory structure are too underdeveloped.
standards.
-----------------------------------------------------------------------------------------------------------------------------
Currency Risk is the risk that the value of the          The Series may try to hedge its currency risk by purchasing foreign
Series' investments may be negatively affected by        currency exchange contracts. By agreeing to purchase or sell
changes in foreign currency exchange rates. Adverse      foreign securities at a pre-set price on a future date, the Series
changes in exchange rates may reduce or eliminate        strive to protect the value of the stock they own from future
any gains produced by investments that are               changes in currency rates. The Series will use forward currency
denominated in foreign currencies and may increase       exchange contracts only for defensive measures, not to enhance
any losses.                                              portfolio returns. However, there is no assurance that a strategy such as this will be successful.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                        Risks                                               How we strive to manage them
                                                                               Emerging Markets Series
-----------------------------------------------------------------------------------------------------------------------------
Political Risk is the risk that countries or the         We carefully evaluate the political situations in the countries
entire region where we invest may experience             where we invest and take into account any potential risks before we
political instability, which may cause greater           select securities for the portfolio.  However, there is no way to
fluctuation in the value of our investments due to       eliminate political risk when investing internationally.
changes in currency exchange rates, governmental
seizures or nationalization of assets.
-----------------------------------------------------------------------------------------------------------------------------
Emerging Markets Risk is the possibility that the        The Emerging Markets Series carefully selects securities within
risks associated with international investing will be    emerging markets and strives to consider all relevant risks
greater in emerging markets than in more developed       associated with an individual company. We cannot eliminate emerging
foreign markets because, among other things, emerging    market risk and consequently encourage shareholders to invest in
markets may have less stable political and economic      these Series only if they have a long-term time horizon, over which
environments.                                            the potential of individual securities is more likely to be realized.
-----------------------------------------------------------------------------------------------------------------------------
Inefficient Market Risk is the risk that foreign         The Series will attempt to reduce these risks through investing in
markets may be less liquid, have greater price           a number of different countries, credit analysis and attention to
volatility, less regulation and higher transaction       trends in the economy, industries and financial markets.
costs than U.S. markets.
-----------------------------------------------------------------------------------------------------------------------------
Information Risk is the possibility that foreign         The Series conducts a great deal of fundamental research on the
companies are subject to different accounting,           companies that it invests in rather than relying solely on
auditing and financial reporting standards than U.S.     information available through financial reporting.  We believe this
companies.  There may be less information available      will help us to better uncover any potential weaknesses in
about foreign issuers than domestic issuers.             individual companies.
Furthermore, regulatory oversight of foreign issuers
may be less stringent or less consistently applied
than in the United States.
-----------------------------------------------------------------------------------------------------------------------------
Non-Diversified Funds are believed to be subject to      While the Emerging Markets Series intends to seek to qualify as a
greater risks because adverse effects on their           "diversified" investment company under a provision of Subchapter M
security holdings may affect a larger portion of         of the Code, the Series will not be diversified under the 1940 Act.
their overall assets.                                    Thus, 50% of the Series' total net assets will be divided among cash, cash items, U.S. government securities, and other securities, with no more than 5% of the Series' total net assets invested with one issuer. However this will not satisfy the 1940 Act definition of diversification that 75% of the Series' assets be limited to not more than 5% per issuer. In practice, however, the Series does not intend to be heavily invested in any single particular issuer.
-----------------------------------------------------------------------------------------------------------------------------
Foreign Government Securities Risks involve the          The Emerging Markets Series attempts to reduce the risks associated
ability of a foreign government or government related    with investing in foreign governments by setting rating standards
issuer to make timely and ultimate payments on its       and by limiting the portion of portfolio assets that may be
external debt obligations. This ability to make          invested in such securities.
payments will be strongly influenced by the issuer's
balance of payments, including export performance,
its access to international credits and investments,
fluctuations in interest rates and the extent of its
foreign reserves.
-----------------------------------------------------------------------------------------------------------------------------
High Yield, High Risk Foreign Fixed-Income               The Emerging Markets Series may invest up to 35% of its net assets
Securities  are those securities rated lower than BBB    in these securities.
by S&P and Baa by Moody's.  Securities of this type
are considered to be of poor standing and                The economy and interest rates may affect these high yield, high
predominantly speculative as to the ability to repay     risk securities differently than other securities. Prices on these
interest and principal                                   bonds have been less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to make principal and interest payments, to meet projected business goals and to obtain additional financing. These bonds may also be more affected when recognized rating agencies change their rating of the security. Consequently, these changes will affect the Series' investment value.

                                                         We believe that in the past, the high yields from these bonds have more than compensated for their higher default rates. There is no assurance, however, that yields will continue to offset default rates on these bonds in the future. We intend to maintain an adequately diversified portfolio of these bonds. While diversification can help to reduce the effect of an individual default on the Series, there is no guarantee that diversification will protect the Series from widespread bond defaults brought about by a sustained economic downturn.
-----------------------------------------------------------------------------------------------------------------------------

How we manage Global Bond Series

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for Global Bond Series. Following are descriptions of how the portfolio managers pursue the Series' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Global Bond Series

The Global Bond Series seeks current income consistent with the preservation of investors' principal. The Global Bond Series invests primarily in fixed-income securities that may also provide the potential for capital appreciation. Under normal circumstances, at least 65% of the Series' total assets will be invested in the fixed-income securities of issuers from at least three different countries, one of which may be the United States.

The fixed income securities in which Global Bond Series may invest include
o    foreign and U.S. government securities
o debt obligations of foreign and U.S. companies which are generally rated A or better by Standard & Poor's Ratings Group ("S&P") and Baa by Moody's Investors Services, Inc. ("Moody's"), or if unrated, are deemed to be of comparable quality by the portfolio manager.
o securities of issuers in emerging markets countries, including Brady Bonds, which tend to be of lower quality and more speculative than securities of developed country issuers. Such securities may be rated lower than BBB by S&P or Baa by Moody's, or if unrated, are considered by the Manager to be of equivalent quality. (See the section "The risks of investing in the Series."
o    Zero-coupon bonds denominated in any currency


For increased safety, the Series currently anticipates that a large percentage of its assets will be invested in securities of supranational entities and in U.S. and foreign government securities.

Generally, the value of fixed-income securities rises when interest rates decline and declines when interest rates rise. The value of your investment in the Series will be affected by changes in interest rates. We anticipate that the average weighted maturity of the portfolio will be in the five-to-ten year range. If we anticipate a declining interest rate environment; however, the average weighted maturity may be extended past ten years or if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

While the Series may purchase securities of issuers in any foreign country, developed and emerging, we currently anticipate investing in Canada, Germany, the United Kingdom, France, the Netherlands, Belgium, Spain, Switzerland, Japan, Australia, Hong Kong and Singapore, as well as Indonesia, Korea, the Philippines, Taiwan, Thailand and South Africa. This is a representative list, so we may also invest in other countries.

High Yield, High Risk Securities -- Emerging Markets Series may invest up to 35% of its net assets, in high yield, high risk foreign fixed-income securities, including so-called Brady Bonds. We believe that in the past, the high yields from these bonds have more than compensated for their higher default rates. There is no assurance, however, that yields will continue to offset default rates on these bonds in the future. We intend to maintain an adequately diversified portfolio of these bonds. While diversification can help to reduce the effect of an individual default on the Series, there is not guarantee that diversification will protect the Series from widespread bond defaults brought about by a sustained economic downturn.

Medium- and low-grade bonds held by the Series may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or by firms with a high level of debt, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. The risks posed by bonds issued under such circumstances are substantial.

The economy and interest rates may affect these high yield, high risk securities differently than other securities. Prices on these bonds have been less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to make principal and interest payments, to meet projected business goals and to obtain additional financing. These bonds may also be more affected when recognized rating agencies change their rating of the security. Consequently, these changes will affect the Series' investment value.

Please see "The securities we typically invest in" and "The risks of investing in the Series" for additional investment strategies and risks.

The securities we typically invest in
Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Series may invest in. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.

-----------------------------------------------------------------------------------------------------------------------------
                     Securities                                                   How we use them
                                                                                 Global Bond Series
-----------------------------------------------------------------------------------------------------------------------------
Foreign Government Securities: Fixed Income            With respect to foreign government securities, the Series will
Securities issued by non-U.S. governments, their       generally invest only in those rated AAA or AA by S&P or Aaa or Aa by
agencies or instrumentalities or political             Moody's or, if unrated, considered to be of comparable quality by the
sub-divisions                                          Series' portfolio manager. However, a portion of the Series' assets may also be invested in such foreign governmental securities issued by emerging or developing countries, which may be lower rated, including securities rated below investment grade.
-----------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities: debt obligations issued    The Series may invest only in direct U.S. obligations including
by the United States government, its agencies or       bills, notes, bonds and other debt securities issued by the U.S.
instrumentalities                                      Treasury or securities of U.S. government agencies or
                                                       instrumentalities which are backed by the full faith and credit of the United States.
-----------------------------------------------------------------------------------------------------------------------------
U.S. and Foreign Corporate Bonds: Debt obligations     The Global Bond Series will invest in bonds generally rated A or
issued by a corporation.                               better by S&P and Baa by Moody's .
-----------------------------------------------------------------------------------------------------------------------------
Supranational entities: debt securities of             The Series expects to invest a large percentage of its assets in
supranational entities denominated in any currency.    supranational agencies, which are typically of high grade quality.
A supranational entity is an entity established or
financially supported by the national governments
of one or more countries. The International Bank
for Reconstruction and Development (more commonly
known as the World Bank) would be one example of a
supranational entity.
-----------------------------------------------------------------------------------------------------------------------------
Zero Coupon Bonds: Zero coupon securities are debt     Global Bond Series may invest in zero coupon bonds.  The market
obligations which do not entitle the holder to any     prices of zero coupon bonds are generally more volatile than the
periodic payments of interest prior to maturity or a   market prices of securities that pay interest periodically and are
specified date when the securities begin paying        likely to respond to changes in interest rates to a greater degree
current interest, and therefore, are issued and        than do non-zero coupon securities having similar maturities and
traded at a discount from their face amounts or par    credit quality.
value.
-----------------------------------------------------------------------------------------------------------------------------
Investment Company Securities In some countries,       We may invest in either closed-end or open-end investment companies
investments by a mutual fund may only be made          consistent with the 1940 Act requirements. These investments involve
through investments in closed-end investment           an indirect payment of a portion of the expenses, including advisory
companies that in turn invest in the securities of     fees, of such other investment companies.
such countries.
-----------------------------------------------------------------------------------------------------------------------------
High Yield, High Risk Fixed Income Securities:         Medium- and low-grade bonds held by the Series may be issued as a
Securities that are rated lower than BBB by S&P and    consequence of corporate restructurings, such as leveraged buy-outs,
Baa by Moody's or, if unrated, are considered by us    mergers, acquisitions, debt recapitalizations or similar events. Also,
to be of equivalent quality.                           these bonds are often issued by smaller, less creditworthy companies or firms with high debt levels, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Certain lower-rated debt securities issued by foreign governments may reflect reduced ability to make timely and ultimate payments on external debt obligations. The risk posed by bonds issued under such circumstances are substantial.
-----------------------------------------------------------------------------------------------------------------------------
Brady Bonds: These are debt securities issued under    The Global Bond Series may invest in Brady Bonds consistent with its
the framework of the Brady Plan, an initiative         investment objective. We believe that the economic reforms undertaken
announced by the U.S. Treasury Secretary, Nicholas     by countries in connection with the issuance of Brady Bonds makes the
F. Brady in 1989, as a mechanism for debtor nations    debt of countries that have issued or have announced plans to issue
to restructure their outstanding external              Brady Bonds an attractive opportunity for investment.
indebtedness (generally, commercial bank debt).
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                     Securities                                                   How we use them
                                                                                 Global Bond Series
-----------------------------------------------------------------------------------------------------------------------------
Foreign Currency, Foreign Currency Contracts or        We may invest in securities issued in any currency and may hold
Forward Contracts A forward contract involves an       foreign currency. Securities of issuers within a given country may be
obligation to purchase or sell a specific currency     denominated in the currency of another country or in multinational
at a future date at a price set at the time of the     currency units such as the European Currency Unit ("ECU").
contract. Forward contracts are used to "lock-in" the
price of a security it has agreed to purchase or       We may invest in securities of foreign issuers and may hold foreign
sell, in terms of U.S. dollars or other currencies.    currency. In addition, the Series may enter into contracts to purchase or sell foreign currencies at a future date. Although the Series values its assets daily in terms of U.S. dollars, we do not convert our holdings of foreign currencies into U.S. dollars on a daily basis. We may, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through a forward foreign currency contract or forward contract. The Series will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. By entering into these transactions, the Series attempts to protect against a possible loss resulting from an adverse change in currency exchange rates during the period between when a security is purchased or sold and the date on which payment is made or received.
-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements: An agreement between a          Typically, we use repurchase agreements as a short-term investment
buyer, such as the Series, and a seller of             for the Series' cash position.  In order to enter into these
securities in which the seller agrees to buy the       repurchase agreements, the Series must have collateral of at least
securities back within a specified time at the same    102% of the repurchase price.
price the buyer paid for them, plus an amount equal
to an agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs): Certificates      We may invest in sponsored and unsponsored ADR's that are actively
issued by a U.S. bank that represent the bank's        traded in the United States.
holdings of a stated number of shares of a foreign
corporation. An ADR entitles the holder to all
dividends and capital gains earned by the
underlying foreign shares. An ADR is bought and
sold the same as U.S. securities.
----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                     Securities                                                   How we use them
                                                                                 Global Bond Series
-----------------------------------------------------------------------------------------------------------------------------
European Depositary Receipts (EDRs) and Global         In conjunction with their investments in foreign securities, the
Depositary Receipts (GDRs): EDRs and GDRs are          Series may invest in sponsored and unsponsored EDRs and GDRs.
receipts issued by non-U.S. banks or trust companies
and foreign branches of U.S. banks that evidence
ownership of the underlying foreign or U.S.
securities.  Sponsored EDRs or GDRs are issued
jointly by the issuer of the underlying security and
a Depositary, and unsponsored EDRs or GDRs are
issued without the participation of the issuer of
the deposited security.
-----------------------------------------------------------------------------------------------------------------------------
Restricted Securities: Privately placed securities     The Global Bond Series may invest without limitation in privately
whose resale is restricted under securities law.       placed securities that are eligible for resale only among certain institutional buyers without registration. These are commonly known as "Rule 144A Securities."
-----------------------------------------------------------------------------------------------------------------------------

The Series may also invest in futures contracts and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Portfolio turnover
The Series anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from Banks
Global Bond Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series will not borrow money in excess of one-third of the value of its net assets.

Securities Lending
Global Bond Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

The risks of investing in Global Bond Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------
                        Risks                                               How we strive to manage them
                                                                                 Global Bond Series
-----------------------------------------------------------------------------------------------------------------------------
Market Risk is the risk that all or a majority of the    We maintain a long-term investment approach and focus on securities
securities in a certain market--like the stock or bond   that we believe can perform well over an extended time frame
market--will decline in value because of factors such    regardless of interim market fluctuations. We do not try to predict
as economic conditions, future expectations or           overall market movements and do not trade for short-term purposes.
investor confidence.
                                                         We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary defensive strategy.
-----------------------------------------------------------------------------------------------------------------------------
Industry Risk is the risk that the value of              We limit the amount of Global Bond Series' assets invested in any one
securities in a particular industry will decline         industry. We also follow a rigorous selection process before choosing
because of changing expectations for the                 securities for the portfolio.
performance of that industry.
-----------------------------------------------------------------------------------------------------------------------------
Interest Rate Risk is the risk that securities,          We will maintain an intermediate average maturity, usually between
particularly bonds with longer maturities, will          five and 10 years.
decrease in value if interest rates rise.
                                                         In an attempt to protect Global Bond Series' investments from interest rate fluctuations, the Series may engage in interest rate swaps. Interest rate swaps occur when the Series exchanges its rights to receive interest on a bond for the rights of another party. The
                                                         Series intends to use interest rate swaps as a hedge and not as a speculative investment. The use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If we use this strategy and are incorrect in our forecast of market values, interest rates and other applicable factors, the investment performance of the
                                                         Series will be less favorable than if this investment strategy were never used.
-----------------------------------------------------------------------------------------------------------------------------
Foreign Risk is the risk that foreign securities may     We carefully evaluate the overall situations in the countries where
be adversely affected by political instability,          we invest in an attempt to reduce these risks. We also tend to
changes in currency exchange rates, foreign economic     avoid markets where we believe accounting principles or the
conditions or inadequate regulatory and accounting       regulatory structure are too underdeveloped.
standards.
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                        Risks                                               How we strive to manage them
                                                                                 Global Bond Series
-----------------------------------------------------------------------------------------------------------------------------
Currency Risk is the risk that the value of an           Global Bond Series may try to hedge its currency risk by purchasing
investment may be negatively affected by changes in      foreign currency exchange contracts. By agreeing to purchase or
foreign currency exchange rates. Adverse changes in      sell foreign securities at a pre-set price on a future date, the
exchange rates may reduce or eliminate any gains         Series strive to protect the value of the stock they own from future
produced by investments that are denominated in          changes in currency rates. The Series will use forward currency
foreign currencies and may increase any losses.          exchange contracts only for defensive measures, not to enhance portfolio returns. However, there is no assurance that a strategy such as this will be successful.
-----------------------------------------------------------------------------------------------------------------------------
Political Risk is the risk that countries or the         We carefully evaluate the political situations in the countries
entire region where we invest may experience             where we invest and take into account any potential risks before we
political instability, which may cause greater           select securities for the portfolio.  However, there is no way to
fluctuation in the value of our investments due to       eliminate political risk when investing internationally.
changes in currency exchange rates, governmental
seizures or nationalization of assets.
-----------------------------------------------------------------------------------------------------------------------------
Emerging Markets Risk is the possibility that the        Global Bond Series carefully selects securities within emerging
risks associated with international investing will be    markets and strives to consider all relevant risks associated with
greater in emerging markets than in more developed       an individual company. We cannot eliminate emerging market risk and
foreign markets because, among other things, emerging    consequently encourage shareholders to invest in these Series only
markets may have less stable political and economic      if they have a long-term time horizon, over which the potential of
environments.                                            individual securities is more likely to be realized.
-----------------------------------------------------------------------------------------------------------------------------
Inefficient Market Risk is the risk that foreign         The Series will attempt to reduce these risks through investing in a
markets may be less liquid, have greater price           number of different countries, credit analysis and attention to
volatility, less regulation and higher transaction       trends in the economy, industries and financial markets.
costs than U.S. markets.
-----------------------------------------------------------------------------------------------------------------------------
Information Risk is the possibility that foreign         We conduct a great deal of fundamental research on the bond issuers
companies are subject to different accounting,           rather than relying solely on information available through
auditing and financial reporting standards than U.S.     financial reporting.  We believe this will help us to better uncover
companies.  There may be less information available      any potential weaknesses.
about foreign issuers than domestic issuers.
Furthermore, regulatory oversight of foreign issuers
may be less stringent or less consistently applied
than in the United States.
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                        Risks                                               How we strive to manage them
                                                                                 Global Bond Series
-----------------------------------------------------------------------------------------------------------------------------
Non-Diversified Funds are believed to be subject to      The Global Bond Series will not be a diversified fund according to
greater risks because adverse effects on their           the 1940 Act. In a diversified fund, 75% of the portfolio must be
security holdings may affect a larger portion of         diversified, meaning the fund or series cannot invest more than 5%
their overall assets.                                    of net assets in an individual security. When a fund is
                                                         non-diversified, it does not have to limit the percentage of assets invested in individual securities. However, the Global Bond Series does intend to satisfy the Internal Revenue Code's diversification requirement, which says that for 50% of the Series' assets, no more than 5% of net assets can be invested in any one individual security.
                                                         The bottom line for shareholders is that 50% of the Global Bond
                                                         Series must be spread among various securities, with no more than 5%
                                                         of net assets invested in any single security. The other 50% can be more concentrated with greater than 5% invested in individual securities. In practice, however, the Series does not intent to be heavely invested in any single particular issuer.
-----------------------------------------------------------------------------------------------------------------------------
Foreign Government Securities Risks involve the          The Global Bond Series attempts to reduce the risks associated with
ability of a foreign government or government related    investing in foreign governments by carefully monitoring the
issuer to make timely and ultimate payments on its       countries in which it invests.
external debt obligations.  This ability to make
payments will be strongly influenced by the issuer's
balance of payments, including export performance,
its access to international credits and investments,
fluctuations in interest rates and the extent of its
foreign reserves.
-----------------------------------------------------------------------------------------------------------------------------
High Yield, High Risk Foreign Fixed-Income               The Global Bond Series may invest in these securities. The economy
Securities are those securities rated lower than BBB     and interest rates may affect these high yield, high risk securities
by S&P and Baa by Moody's. Securities of this type       differently than other securities. Prices on these bonds have been
are considered to be of poor standing and                less sensitive to interest rate changes than higher rated
predominantly speculative as to the ability to repay     investments, but more sensitive to adverse economic changes or
interest and principal.                                  individual corporate developments. Also, during an economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to make principal and interest payments, to meet projected business goals and to obtain additional financing. These bonds may also be more affected when recognized rating agencies change their rating of the security. Consequently, these changes will affect the Series' investment value. We believe that in the past, the high yields from these bonds have more than compensated for their higher default rates. There is no assurance, however, that yields will continue to offset default rates on these bonds in the future.
                                                         We intend to maintain an adequately diversified portfolio of these bonds. While diversification can help to reduce the effect of an individual default on the Series, there is no guarantee that diversification will protect the Series from widespread bond defaults brought about by a sustained economic downturn.
-----------------------------------------------------------------------------------------------------------------------------


How we manage Growth and Income Series

Our investment strategies
We first identify companies that have above-average dividend yields compared to the unmanaged S&P 500 Index, a commonly used measure of U.S. stocks. We then research individual companies and analyze economic and market conditions, seeking to identify the securities that we think are the best investments for each Fund. Following are descriptions of how the portfolio manager pursues the Series' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Growth and Income Series
The Growth and Income Series seeks the highest possible total rate of return. The Growth and Income Series invests primarily in the common stocks of established companies that we believe have long-term total return potential. These stocks offer both current income through dividends and capital growth potential through possible increases in stock prices. A focus on stocks with high dividend yields, such as the one we use, is generally considered to be a value-oriented investment approach.

The securities we typically invest in Stocks offer investors the potential for capital appreciation, and may pay dividends as well. High-yield bonds offer the potential for greater income payments than stocks, and also may provide capital appreciation.

----------------------------------------------------- -----------------------------------------------------------------------
                    Securities                                                  How we use them
                                                                             Growth and Income Series
----------------------------------------------------- -----------------------------------------------------------------------
Common stocks: Securities that represent shares of    Generally, 90% to 100% of the Series' net assets will be invested
ownership in a corporation. Stockholders              in dividend-paying common stocks.
participate in the corporation's profits and
losses, proportionate to the number of shares they
own.
----------------------------------------------------- -----------------------------------------------------------------------
American Depositary Receipts: Certificates issued by  We may invest without limitation in ADRs.  We use them when we a U.S. bank which represent the bank's holdings of a  believe they offer better total return opportunities than U.S.
stated number of shares of a foreign corporation. An  securities.
ADR entitles the holder to all dividends and capital
gains earned by the underlying foreign shares, and
an ADR is bought and sold the same as U.S.
securities.
----------------------------------------------------- -----------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer,  Typically, we use repurchase agreements as a short-term investment
such as the Series, and a seller of securities in     for the Series' cash position. In order to enter into these
which the seller agrees to buy the securities back    repurchase agreements, the Series' must have collateral of at least
within a specified time at the same price the buyer   102% of the repurchase price.
paid for them, plus an amount equal to an agreed
upon interest rate. Repurchase agreements are often
viewed as equivalent to cash.
----------------------------------------------------- -----------------------------------------------------------------------
Restricted securities: Privately placed securities    We may invest up to 10% of total assets in privately placed
whose resale is restricted under securities law.      securities, including those that are eligible for resale among certain institutional buyers, known as Rule 144A securities.
------------------------------------------------------ -----------------------------------------------------------------------
Illiquid Securities: Securities that do not have a     We may invest up to 10% of the Series' total assets in illiquid
ready market, and cannot be easily sold, if at all,    securities.
at approximately the price that the Fund has valued
them.
------------------------------------------------------ -----------------------------------------------------------------------

The Series is permitted to invest in all available types of equity securities including preferred stock, rights and warrants and convertible securities. It may also invest in fixed-income securities and enter into futures and options transactions for defensive purposes. It may invest in global and European depositary receipts and directly in foreign securities; however, the manager has no present intention of doing so. Growth and Income Series reserves the right to hold a substantial part of its assets in cash or cash equivalents as a temporary, defensive strategy. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

Lending securities
The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis The Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

Portfolio turnover
We anticipate that annual portfolio turnover for the Series will be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from banks
Growth and Income Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions.

The risks of investing in Growth and Income Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest, you should carefully evaluate the risks. Because of the nature of the Growth and Income Series, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Growth and Income Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-------------------------------------------- ---------------------------------------------------------------------------------
                   Risks                                               How we strive to manage them
                                                                         Growth and Income Series
-------------------------------------------- ---------------------------------------------------------------------------------
Market risk is the risk that all or a        We maintain a long-term investment approach and focus on stocks we
majority of the securities in a certain      believe can appreciate over an extended time frame regardless of interim market
market -- like the stock or bond market --   fluctuations. We do not try to predict overall stock market movements and do
will decline in value because of factors     not trade for short-term purposes.
such as economic conditions, future
expectations or investor confidence.
-------------------------------------------- ---------------------------------------------------------------------------------
Industry and security risk is the risk       We limit the amount of the Fund's assets invested in any one industry and in
that the value of securities in a            any individual security.  We also follow a rigorous selection process designed
particular industry or the value of an       to identify under-valued securities before choosing securities for the
individual stock or bond will decline        portfolio.
because of changing expectations for the
performance of that industry or for the
individual company issuing the stock or
bond.
-------------------------------------------- ---------------------------------------------------------------------------------
Foreign risk is the risk that foreign        We typically invest only a small portion of each Fund's portfolio in foreign
securities may be adversely affected by      corporations through American Depositary Receipts. We do not invest directly
political instability, changes in currency   in foreign securities. When we do purchase ADRs, they are generally
exchange rates, foreign economic             denominated in U.S. dollars and traded on a U.S. exchange.
conditions or inadequate regulatory and
accounting standards.
-------------------------------------------- ---------------------------------------------------------------------------------
Liquidity risk is the possibility that       We limit exposure to illiquid securities.
securities cannot be readily sold, or can
only be sold at a price lower than the
price that the Fund has valued them.
-------------------------------------------- ---------------------------------------------------------------------------------

How we manage International Equity Series

Our investment strategies
We research individual companies and countries and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for International Equity Series. Following are descriptions of how the portfolio managers pursue the Series' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.


International Equity Series

International Equity Series seeks long-term growth without undue risk to principal. The Series invests primarily in securities that provide the potential for capital appreciation and income. The Series is an international fund. Under normal circumstances, at least 65% of the Series' total assets will be invested in the securities of issuers from at least three different countries outside of the United States. We may invest in a broad range of equity securities including common stocks, preferred stocks, convertible securities and warrants. We may also invest in sponsored or unsponsored Depositary Receipts.

We use a dividend discount analysis to evaluate opportunities in various countries. This means we look at future anticipated dividends and try to determine what the value of those dividends would be if they were being paid today. This helps us compare the current value of different investments, even in different countries.

We also use what is called a purchasing power parity approach to help us determine what currencies and what markets are overvalued or undervalued relative to the U.S. dollar. We first identify the amount of goods and services that a dollar will buy in the United States. We then compare see how much of a foreign currency is required to buy that same amount of goods and services in another country. We believe that eventually all currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, we consider the foreign currency to be overvalued. When the dollar buys more, we consider the currency to be undervalued.

We may purchase securities in any foreign country, developed or emerging; however we currently anticipate investing in Canada, Germany, the United Kingdom, France, the Netherlands, Belgium, Spain, Switzerland, Japan, Australia, Hong Kong and Singapore. This is a representative list; the Series may invest in countries not listed here.

The securities we typically invest in Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Series may invest in. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.

------------------------------------------------------ -----------------------------------------------------------------------
                     Securities                                                   How we use them
                                                                            International Equity Series
------------------------------------------------------ -----------------------------------------------------------------------
Common Stocks: Securities that represent shares of     We generally invest 90 to 100% of the Series' assets in common stock
ownership in a corporation. Stockholders               of companies located in foreign countries.
participate in the corporation's profits and losses,
proportionate to the number of shares they own.
------------------------------------------------------ -----------------------------------------------------------------------
Fixed Income Securities                                For temporary defensive purposes, we may invest all or a substantial portion of the Series' assets in fixed income securities including high quality debt instruments of foreign governments, their agencies, instrumentalities or political subdivisions; securities issued by the
                                                       U.S. government, its agencies or instrumentalities; or foreign or
                                                       U.S. corporate bonds.  For example, the Series may invest in U.S.
                                                       fixed-income markets when the Manager believes that the global equity markets are excessively volatile or overvalued so that the Series'
                                                       objective cannot be achieved in such markets.  Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by
                                                       Moody's, or if unrated, will be determined to be of comparable quality by the Manager. The Series may hold any of the securities listed above while preparing to invest proceeds from new sales of
                                                       Series shares and to maintain sufficient cash to meet redemption requests.
------------------------------------------------------ -----------------------------------------------------------------------

------------------------------------------------------ -----------------------------------------------------------------------
                     Securities                                                   How we use them
                                                                            International Equity Series
------------------------------------------------------ -----------------------------------------------------------------------
Foreign Currency Contracts or Forward Contracts: A     The Series may invest in securities issued in any currency and may
forward contract involves an obligation to purchase    hold foreign currency. Securities of issuers within a given country
or sell a specific currency at a future date at a      may be denominated in the currency of another country or in
price set at the time of the contract. Forward         multinational currency units such as the European Currency Unit
contracts are used to "lock-in" the price of a         ("ECU").
security it has agreed to purchase or sell, in terms
of U.S. dollars or other currencies.                   We may invest in securities of foreign issuers and may hold foreign currency. In addition, the Series may enter into contracts to purchase or sell foreign currencies at a future date. Although the Series values its assets daily in terms of U.S. dollars, we do not convert our holdings of foreign currencies into U.S. dollars on a daily basis.
                                                       We may, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through a forward foreign currency contract or forward contract. The Series will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. By entering into these transactions, the Series attempts to protect against a possible loss resulting from an adverse change in currency exchange rates during the period between when a security is purchased or sold and the date on which payment is made or received.
------------------------------------------------------ -----------------------------------------------------------------------
American Depositary Receipts (ADRs): Certificates      The Series may invest in sponsored and unsponsored ADR's that are
issued by a U.S. bank that represent the bank's        actively traded in the United States.
holding of a stated number of shares of a foreign
corporation. An ADR entitles the holder to all
dividends and capital gains earned by the
underlying foreign shares. An ADR is bought and
sold the same as U.S. securities.
------------------------------------------------------ -----------------------------------------------------------------------
European Depositary Receipts (EDRs) and Global         In conjunction with their investments in foreign securities, the
Depositary Receipts (GDRs): EDRs and GDRs are          Series may invest in sponsored and unsponsored EDRs and GDRs.
receipts issued by non-U.S. banks or trust companies
and foreign branches of U.S. banks that evidence
ownership of the underlying foreign or U.S.
securities. Sponsored EDRs or GDRs are issued
jointly by the issuer of the underlying security and
a Depositary, and unsponsored EDRs or GDRs are
issued without the participation of the issuer of
the deposited security.

------------------------------------------------------ -----------------------------------------------------------------------
                     Securities                                                   How we use them
                                                                            International Equity Series
------------------------------------------------------ -----------------------------------------------------------------------
Investment Company Securities In some countries,       We may invest in such close-end investment companies if we believe the
investments by a mutual fund may only be made          country offers good investment opportunities for the Series. We may
through investments in closed-end investment           invest in either closed-end or open-end investment companies
companies that in turn invest in the securities of     consistent with the 1940 Act requirements. These investments involve
such countries.                                        an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.
------------------------------------------------------ -----------------------------------------------------------------------
Repurchase Agreements: An agreement between a          Typically, we use repurchase agreements as a short-term investment for
buyer, such as the Series, and a seller of             the Series' cash position. In order to enter into these repurchase
securities in which the seller agrees to buy the       agreements, the Series must have collateral of at least 102% of the
securities back within a specified time at the same    repurchase price.
price the buyer paid for them, plus an amount equal
to an agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to cash.
------------------------------------------------------ -----------------------------------------------------------------------
Restricted Securities: Privately placed securities     International Equity Series may invest without limitation in
whose resale is restricted under securities law.       privately placed securities that are eligible for resale only among certain institutional buyers without registration. These are commonly known as "Rule 144A Securities."
------------------------------------------------------ -----------------------------------------------------------------------
Illiquid Securities; Securities that do not have a     We may invest up to 10% of the Series' total assets in illiquid
ready market, and cannot be easily sold, if at all,    securities.
at approximately the price that the Fund has valued
them.
------------------------------------------------------ -----------------------------------------------------------------------

The Series may also invest in futures contracts, and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Portfolio turnover
We anticipate that International Equity Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from Banks
International Equity Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series will not borrow money in excess of one-third of the value of its net assets.

Securities Lending
International Equity Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------- ----------------------------------------------------------------------
                        Risks                                               How we strive to manage them
                                                                             International Equity Series
------------------------------------------------------- ----------------------------------------------------------------------
Market Risk is the risk that all or a majority of       We maintain a long-term investment approach and focus on stocks we
the securities in a certain market--like the stock      believe can appreciate over an extended time frame regardless of
or bond market--will decline in value because of        interim market fluctuations. We do not try to predict overall stock
factors such as economic conditions, future             market movements and do not trade for short-term purposes.
expectations or investor confidence.
                                                        We may hold a substantial part of each Series' assets in cash or cash equivalents as a temporary defensive strategy.
------------------------------------------------------- ----------------------------------------------------------------------
Industry and Security Risk is the risk that the         We limit the amount of each Series' assets invested in any one
value of securities in a particular industry or the     industry and in any individual security. We also follow a rigorous
value of an individual stock or bond will decline       selection process before choosing securities for the portfolio.
because of changing expectations for the performance
of that industry or for the individual company
issuing the stock or bond.
------------------------------------------------------- ----------------------------------------------------------------------
Foreign Risk is the risk that foreign securities may    We carefully evaluate the overall situations in the countries where we
be adversely affected by political instability,         invest in an attempt to reduce these risks. We also tend to avoid
changes in currency exchange rates, foreign economic    markets where we believe accounting principles or the regulatory
conditions or inadequate regulatory and accounting      structure are underdeveloped.
standards.
------------------------------------------------------ ----------------------------------------------------------------------
Currency Risk is the risk that the value of a          We may try to hedge our currency risk by purchasing foreign currency
Series' investments may be negatively affected by      exchange contracts. By agreeing to purchase or sell foreign securities
changes in foreign currency exchange rates. Adverse    at a pre-set price on a future date, we strive to protect the value of
changes in exchange rates may reduce or eliminate      the stock in the portfolio from future changes in currency rates. We
any gains produced by investments that are             will use forward currency exchange contracts only for defensive
denominated in foreign currencies and may increase     measures, not to enhance portfolio returns. However, there is no
any losses.                                            assurance that a strategy such as this will be successful.
------------------------------------------------------ ----------------------------------------------------------------------
Political Risk is the risk that countries or the       We carefully evaluate the political situations in the countries
entire region where we invest may experience           where we invest and take into account any potential risks before we
political instability, which may cause greater         select securities for the portfolio.  However, there is no way to
fluctuation in the value of our investments due to     eliminate political risk when investing internationally.
changes in currency exchange rates, governmental
seizures or nationalization of assets.

------------------------------------------------------- ----------------------------------------------------------------------
                        Risks                                               How we strive to manage them
                                                                             International Equity Series
------------------------------------------------------- ----------------------------------------------------------------------
Emerging Markets Risk is the possibility that the       International Equity Series does not invest a significant portion of
risks associated with international investing will      its assets in emerging markets, so this is not a major risk for the
be greater in emerging markets than in more             Series. However, if we were to invest in any emerging market, we would
developed foreign markets because, among other          carefully select securities and consider all relevant risks associated
things, emerging markets may have less stable           with an individual company.
political and economic environments.
------------------------------------------------------- ----------------------------------------------------------------------
Inefficient Market Risk is the risk that foreign        We will attempt to reduce these risks through portfolio
markets may be less liquid, have greater price          diversification, credit analysis and attention to trends in the
volatility, less regulation and higher transaction      economy, industries and financial markets.
costs than U.S. markets.
------------------------------------------------------- ----------------------------------------------------------------------
Information Risk is the possibility that foreign        We conduct a great deal of fundamental research on the companies that
companies are subject to different accounting,          we invest in rather than relying solely on information available
auditing and financial reporting standards than U.S.    through financial reporting. We believe this will help us to better
companies. There may be less information available      uncover any potential weaknesses in individual companies.
about foreign issuers than domestic issuers.
Furthermore, regulatory oversight of foreign issuers
may be less stringent or less consistently applied
than in the United States.
------------------------------------------------------- ----------------------------------------------------------------------

How we manage REIT Series

Our investment strategies

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The REIT Series strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. The Series invests in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of real estate investment trusts (REITs). The Series may also invest in equity securities of real estate industry operating companies known as REOCs.

The Series may also purchase preferred stock, convertible securities and mortgage-backed securities.

While we do not intend to invest the Series' assets directly in real estate, under certain circumstances it could own real estate directly as a result of a default on securities in the portfolio. If the Series has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Series' ability to retain its tax status as a regulated investment company.

The Series may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities. However, futures, options and related activities will not be used for speculative purposes but rather to quickly put money into the stock market at times when the Series' assets are not fully invested in equity securities. Positions in options or futures will generally be eliminated when the Series is able to invest in appropriate securities.

We do not normally intend to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Series' investment objectives.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

--------------------------------------------------- -----------------------------------------------------------------------
                    Securities                                                  How we use them
                                                                                 REIT Series
--------------------------------------------------- -----------------------------------------------------------------------
Real Estate Investment Trusts: A company, usually   The Fund may invest without limitation in shares of REITs.
traded publicly, that manages a portfolio of real
estate to earn profits for shareholders.

REITs are generally classified as equity REITs,
mortgage REITs or a combination of equity and
mortgage REITs. Equity REITs invest the majority
of their assets directly in real property, derive
income primarily from the collection of rents and
can realize capital gains by selling properties
that have appreciated in value. Mortgage REITs
invest the majority of their assets in real estate
mortgages and derive income from the collection of
interest payments. By investing in REITs
indirectly through the Series, a shareholder bears
not only a proportionate share of the expenses of
the Series, but also, indirectly, similar expenses
of the REITs.
--------------------------------------------------- -----------------------------------------------------------------------
Real Estate Industry Operating Companies: a         We may invest witout limit in REOCs.
company that derives at least 50% of its gross
revenues or net profits from
(1) Ownership, development, construction,
    financing, management or sale of commercial,
    industrial or residential real estate, or
(2) products or services related to the real estate
    industry, such as building supplies or mortgage
    servicing.
--------------------------------------------------- -----------------------------------------------------------------------
Foreign Securities and American                     The Series' investments in equity securities of REITs and REOCs may
Depositary Receipts:                                include, from time to time, sponsored or unsponsored American
Securities of foreign entities issued directly or,  Depositary Receipts actively traded in the United States. Equity
in the case of American Depositary Receipts,        securities for this purpose include common stocks, securities through a U.S. bank. ADRs are issued by a U.S. bank convertible into common stocks and securities having common stock and represent the bank's holding of a stated number characteristics, such as rights and warrants to purchase common of shares of a foreign corporation. An ADR entitles stocks.
the holder to all dividends and capital gains
earned by the underlying foreign shares. ADRs are   We may invest up to 10% of the Series' assets in foreign securities bought and sold the same as U.S. securities.


--------------------------------------------------- -----------------------------------------------------------------------
                    Securities                                                  How we use them
                                                                                 REIT Series
--------------------------------------------------- -----------------------------------------------------------------------
Repurchase agreements: An agreement between a       Typically, we use repurchase agreements as a short-term investment for
buyer, such as the Series, and a seller of          the Series' cash position. In order to enter into these repurchase
securities in which the seller agrees to buy the    agreements, the Series must have collateral of at least 102% of the
securities back within a specified time at the      repurchase price. Except when the manager believes a temporary
same price the buyer paid for them, plus an         defensive approach is appropriate, the Fund will not hold more than 5%
amount equal to an agreed upon interest rate.       of its total assets in cash or such short-term investments. All
Repurchase agreements are often viewed as           short-term investments will be of the highest quality as determined by
equivalent to cash.                                 a nationally-recognized statistical rating organization (e.g. AAA by
                                                    Standard & Poor's Ratings Group or Aaa by Moody's Investors Service)
                                                    or be of comparable quality as determined by the manager.
--------------------------------------------------- -----------------------------------------------------------------------
Restricted securities: Privately placed             We may invest without limitation in privately placed securities that
securities whose resale is restricted under         are eligible for resale only among certain institutional buyers
securities law.                                     without registration. These are commonly known as Rule 144A
                                                    Securities. Other restricted securities must be limited to 15% of total Series assets.
--------------------------------------------------- -----------------------------------------------------------------------
Illiquid Securities: Securities that do not have    We may invest up to 15% of net assets in illiquid securities.
a ready market, and cannot be easily sold, if at
all, at a reasonable price.
--------------------------------------------------- -----------------------------------------------------------------------

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. Because of the nature of the REIT Series, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in REIT Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------- ----------------------------------------------------------------------------------
                   Risks                                                How we strive to manage them
                                                                                 REIT Series
------------------------------------------------- ----------------------------------------------------------------------------------
Market risk is the risk that all or a majority    We maintain a long-term investment approach and focus on stocks we
of the securities in a certain market -- like     believe can appreciate over an extended time frame regardless of
the stock or bond market -- will decline in       interim market fluctuations. We do not try to predict overall stock
value because of factors such as economic         market movements and do not trade for short-term purposes.
conditions, future expectations or investor
confidence.                                       We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary, defensive strategy.
------------------------------------------------- ----------------------------------------------------------------------------------
Industry and security risk is the risk that the   In the REIT Series we concentrate on the real estate industry. As a
value of securities in a particular industry or   consequence, the share price of the Series may fluctuate in response
the value of an individual stock or bond will     to factors affecting that industry, and may fluctuate more widely than decline because of changing expectations for the  a Portfolio that invests in a broader range of industries. The Series
performance of that industry or for the           may be more susceptible to any single economic, political or
individual company issuing the stock or bond.     regulatory occurrence affecting the real estate industry.

                                                  In addition, because the Series is non-diversified, it may invest a greater proportion of its assets in the securities of a single industry than diversified Series. See "Non-Diversified Risk"
                                                  below.
------------------------------------------------- ----------------------------------------------------------------------------------
Interest rate risk is the risk that securities    The REIT Series is subject to interest rate risk. As interest rates
will decrease in value if interest rates rise.    decline, the value of the Series' investments in real estate investment trusts that hold fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of the Series'
                                                  investments in real estate investment trusts holding fixed rate obligations can be expected to decline. However, lower interest rates tend to increase the level of re-financing which can hurt the returns of REITs  that hold fixed rate obligations.
------------------------------------------------- ----------------------------------------------------------------------------------

------------------------------------------------- ----------------------------------------------------------------------------------
                   Risks                                                How we strive to manage them
                                                                                 REIT Series
------------------------------------------------- ----------------------------------------------------------------------------------
Real Estate Industry Risk includes among others:  Since the Series invests principally in REITs it is subject to risks
possible declines in the value of real estate;    associated with the real estate industry. Investors should carefully
risks related to general and local economic       consider these risks before investing in the Series.
conditions; possible lack of availability of
mortgage funds; overbuilding; extended vacancies
of properties; increases in competition; and
changes in interest rates. REITS are subject to
substantial cash flow dependency, defaults by
borrowers, self-liquidation, and the risk of
failing to qualify for tax-free pass-through of
income under the Internal Revenue Code or to
maintain exemptions from the  Investment
Company Act of 1940.
------------------------------------------------- ----------------------------------------------------------------------------------
Non-Diversified Risk affects portfolios with a    Though the REIT Series will hold a number of different securities,
greater percentage of assets invested in fewer    technically, it is considered a non-diversified fund according to the
securities. Adverse effects on individual         definition in the 1940 Act. In a diversified fund, 75% of the
holdings may have a greater impact on             portfolio must be diversified, meaning the fund or series cannot
performance.                                      invest more than 5% of net assets in an individual security. When a fund is non-diversified, it does not have to limit the percentage of assets invested in individual securities. However, the REIT Series does intent to satisfy the Internal Revenue Code's diversification requirement, which says that for 50% of the Series' assets, no more than 5% of net assets can be invested in any one individual security.
                                                  The bottom line for shareholders is that 50% of the REIT Series must be spread among various securities, with no more than 5% of net assets invested in any single security. The other 50% can be more concentrated with greater than 5% invested in individual securities.
------------------------------------------------- ----------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities  We may invest up to 10% of the REIT Series' total assets in foreign
may be adversely affected by political            securities; however we typically invest only a small portion of assets instability, changes in currency exchange rates,  in foreign securities.
foreign economic conditions or inadequate
regulatory and accounting standards.              If the Fund holds international securities, currency considerations may present risks. The Series may try to reduce this risk by investing in forward foreign currency exchange contracts to neutralize currency risks associated with the purchase of individual securities denominated in a particular currency. See Futures and Options Risks below.
------------------------------------------------- ----------------------------------------------------------------------------------
Liquidity risk is the possibility that            We limit exposure to illiquid securities.
securities cannot be readily sold, or can only
be sold at a price lower than the price that the
Fund has valued them.

------------------------------------------------- ----------------------------------------------------------------------------------
                   Risks                                                How we strive to manage them
                                                                                 REIT Series
------------------------------------------------- ----------------------------------------------------------------------------------
Futures and Options Risk. Futures contracts,      The REIT Series may use futures contracts and options on futures options on futures contracts, forward contracts,  contracts, as well as options on securities for defensive purposes and
and certain other options involve risks. For      not for speculation. The Fund will enter into futures contracts and
example, there may be no correlation between      options only as long as no more than 5% of the Series' assets are
price changes of an option or futures contract    required as futures contract margin deposits and premiums on options.
and the assets being hedged. This could render    Obligations under such futures contracts and options on those futures
the hedging strategy unsuccessful and could       contracts may not exceed 20% of the Series' total assets.
result in losses. Options and futures contracts
on foreign currencies, and forward contracts,
entail particular risks related to conditions
affecting the underlying currency.
------------------------------------------------- ----------------------------------------------------------------------------------

Lending securities
REIT Series may lend up to 25% of its assets to qualified dealers and investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis
REIT Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

Portfolio Turnover rates reflect the amount of securities that are replaced from the beginning of the year to the end of the year by the Series. The degree of portfolio activity may affect brokerage costs and other transaction costs of the Series. We anticipate that the annual turnover rate of the REIT Series will generally not exceed 100%.

How we manage Small-Cap Value Series

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for Small-Cap Value Series. Following is a description of how the portfolio manager pursues the Series' investment goal.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We strive to identify small-companies that offer above-average opportunities for long-term price appreciation because their current stock price does not accurately reflect the companies' underlying value or future earning potential.

Under normal conditions, at least 65% of the Series' net assets will be invested in the common stock of small cap companies, those having a market capitalization generally less than $1.5 billion. Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profits, book value or cashflow.

Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings or their industry may be in the midst of a period of weak growth.

We will carefully evaluate the financial strength of the company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding xx to xx different stocks, representing a wide array of industries.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

--------------------------------------------------- --------------------------------------------------------------------------------
                    Securities                                                  How we use them
                                                                            Small Cap Value Series
--------------------------------------------------- --------------------------------------------------------------------------------

Common stocks: Securities that represent shares     Generally, we invest 90% to 100% of net assets in common stock of
of ownership in a corporation. Stockholders         small companies that we believe are selling for less than their true
participate in the corporation's profits and        value. Under normal conditions, we will hold at least 65% of the
losses, proportionate to the number of shares       Series' net assets in these stocks.
they own.
--------------------------------------------------- --------------------------------------------------------------------------------
Real Estate Investment Trusts: A company,           The Series is permitted to invest in REITs and would typically do so
usually traded publicly, that manages a             when this sector or specific companies within the sector appeared to
portfolio of real estate to earn profits for        offer opportunities for price appreciation.
shareholders.
--------------------------------------------------- --------------------------------------------------------------------------------

Foreign Securities and American Depositary          Although Small Cap Value Series may invest up to 25% of its net assets
Receipts Securities of foreign entities issued      in foreign securities or depository receipts, the manager has no
directly or, in the case of American Depositary     present intention of doing so. We may hold ADRs when we believe they
Receipts, through a U.S. bank. ADRs are issued      offer greater value and greater appreciation potential than U.S.
by a U.S. bank and represent a stated number of     securities.
shares of a foreign corporation that the bank
holds in its vault. An ADR entitles the holder
to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and
sold the same as U.S. securities.
--------------------------------------------------- --------------------------------------------------------------------------------
Repurchase agreements: An agreement between a       Typically, we use repurchase agreements as a short-term investment for
buyer, such as the Series, and a seller of          a Fund's cash position. In order to enter into these repurchase
securities in which the seller agrees to buy        agreements, the Series must have collateral of at least 102% of the
the securities back within a specified time at      repurchase price.
the same price the buyer paid for them, plus an
amount equal to an agreed upon interest rate.
Repurchase agreements are often viewed as
equivalent to cash.
--------------------------------------------------- --------------------------------------------------------------------------------
Restricted securities: Privately placed             We may invest without limitation in privately placed securities that
securities whose resale is restricted under         are eligible for resale only among certain institutional buyers
securities law.                                     without registration. These are commonly known as Rule 144A
                                                    Securities. Other restricted securities must be limited to 10% of total fund assets.
--------------------------------------------------- --------------------------------------------------------------------------------
Illiquid Securities: Securities that do not have    We may invest up to 10% of net assets in illiquid securities, including
a ready market, and cannot be easily sold, if at    repurchase agreements with maturities of over seven days.
all, at a reasonable price.
--------------------------------------------------- --------------------------------------------------------------------------------

Small Cap Value Series may also invest in other securities including convertible securities, warrants, preferred stocks, and bonds. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Fund's portfolio in the annual or semi-annual shareholder report.

Lending securities
Small Cap Value Series may lend up to 25% of its assets to qualified dealers and investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis Small Cap Value Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

Portfolio turnover
We anticipate that Small Cap Value Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. Because of the nature of the Series, you should consider an investment in either one to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Small Cap Value Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------- ----------------------------------------------------------------------------------
                    Risks                                                  How we strive to manage them
                                                                              Small Cap Value Series
------------------------------------------------- ----------------------------------------------------------------------------------
Market risk is the risk that all or a majority    We maintain a long-term investment approach and focus on stocks we
of the securities in a certain market -- like     believe can appreciate over an extended time frame regardless of
the stock or bond market -- will decline in       interim market fluctuations. We do not try to predict overall stock
value because of factors such as economic         market movements and do not trade for short-term purposes.
conditions, future expectations or investor
confidence.                                       We may hold a substantial part of Small Cap Value Series' assets in cash or cash equivalents as a temporary, defensive strategy.
------------------------------------------------- ----------------------------------------------------------------------------------
Industry and security risk is the risk that the   We limit the amount of Small Cap Value Series' assets invested in any
value of securities in a particular industry or   one industry and in any individual security. We also follow a rigorous
the value of an individual stock or bond will     selection process before choosing securities and continuously monitor decline because of changing expectations for the  them while they remain in the portfolio.
performance of that industry or for the
individual company issuing the stock.
------------------------------------------------- ----------------------------------------------------------------------------------
Small company risk is the risk that prices of     Small Cap Value Series maintains a well-diversified portfolio, selects
smaller companies may be more volatile than       stocks carefully and monitors them continuously. And, because we focus
larger companies because of limited financial     on stocks that are already selling at relatively low prices, we resources or dependence on narrow product lines.  believe we may experience less price volatility than small-cap funds that do not use a value-oriented strategy.
------------------------------------------------- ----------------------------------------------------------------------------------
Interest rate risk is the risk that securities    We analyze each company's financial situation and its cashflow to
will decrease in value if interest rates rise.    determine the company's ability to finance future expansion and
The risk is generally associated with bonds;      operations. The potential affect that rising interest rates might have
however, because smaller companies often borrow   on a stock is taken into consideration before the stock is purchased.
money to finance their operations, they may be
adversely affected by rising interest rates.
------------------------------------------------- ----------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities  We typically invest only a small portion of Small Cap Value Series'
may be adversely affected by political            portfolio in foreign securities. When we do purchase foreign instability, changes in currency exchange rates,  securities, they are often denominated in U.S. dollars. To the extent
foreign economic conditions or inadequate         we invest in foreign securities, we invest primarily in issuers of
regulatory and accounting standards.              developed countries, which are less likely to encounter these foreign risks than issuers in developing countries. The Series may use hedging techniques to help offset potential foreign currency losses.
------------------------------------------------- ----------------------------------------------------------------------------------
Liquidity risk is the possibility that            We limit exposure to illiquid securities.
securities cannot be readily sold, or can only
be sold at a price significantly lower than
their broadly recognized value.
------------------------------------------------- ----------------------------------------------------------------------------------

How we manage Social Awareness Series
-------------------------------------

Our investment strategies
We use a computer-driven selection process designed to identify stocks of companies that are likely to grow faster than the average of the companies in the S&P 500. Aided by this technology, we evaluate and rank hundreds of stocks daily, using a variety of factors such as dividend yield, earnings growth and price to earnings ratios. Decisions to buy and sell stocks are determined by this objective evaluation process.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Social Awareness Series is a socially responsible fund that invests primarily in stocks that meet certain socially responsible criteria. It strives to provide long-term capital appreciation to its shareholders.

We invest primarily in the common stocks of medium and large-sized companies (generally $1.0 billion or more in market capitalization at the time of purchase) that have met the established socially responsible criteria. We use the Social Investment Database published by Kinder, Lyndberg, Domini & Company, Inc. to determine which companies to exclude from our selection process. The approved stocks are then evaluated using the computer selection process described above.

Our goal is to seek stocks of companies that have the potential to grow significantly faster than the average of the companies in the S&P 500. We believe this growth, if achieved, will result in a rising share price that will provide long-term appreciation to investors.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation and may pay dividends as well.

---------------------------------------------------------------------------------------------------------------------------
                       Securities                                                How we use them
                                                                             Social Awareness Series
---------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares          Generally, we invest 90% to 100% of net assets in common stock
of ownership in a corporation. Stockholders              of medium-to large-size companies.
participate in the corporation's profits and
losses, proportionate to the number of shares
they own.
---------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a            Typically, we use repurchase agreements as a short-term investment
buyer, such as the Series and a seller of                for the Series' cash position. In order to enter into these
securities in which the seller agrees to buy the         repurchase agreements, the Series must have collateral of at least
securities back within a specified time at the           102% of the repurchase price.
same price the buyer paid for them, plus an
amount equal to an agreed upon interest rate.
Repurchase agreements are often viewed as
equivalent to cash.
---------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed                  We may invest up to 10% of the Series' net assets in privately
securities whose resale is restricted under              placed securities, including those that are eligible for resale
securities law.                                          among certain institutional buyers, known as Rule 144A
                                                         securities.
---------------------------------------------------------------------------------------------------------------------------
Illiquid Securities: Securities that do not have         We may invest up to 10% of the Series' net assets in illiquid
a ready market, and cannot be easily sold, if at         securities, including repurchase agreements with maturities of
all, at approximately the price that the Series          over seven days.
has valued them.
---------------------------------------------------------------------------------------------------------------------------

Social Awareness Series is permitted to invest in all available types of equity securities, including preferred stock, warrants and convertible securities. The Series may also invest in foreign securities directly (although we have no present intention to do so) or through depositary receipts. It may hold cash; short-term debt securities and money market instruments and engage in futures and options transactions for defensive purposes. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

Lending securities
Social Awareness Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Portfolio turnover
We anticipate that Social Awareness Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from banks
Social Awareness Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Social Awareness Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

---------------------------------------------------------------------------------------------------------------------------
                 Risks                                              How we strive to manage them
                                                                      Social Awareness Series
---------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or                      We maintain a long-term investment approach and focus on stocks we
a majority of the securities in a                        believe can appreciate over an extended time frame regardless of
certain market -- like the stock or                      interim market fluctuations. We do not try to predict overall
bond market -- will decline in                           stock market movements and do not trade for short-term purposes.
value  because of factors such as
economic conditions, future                              We may hold a substantial part of the Series' assets in  cash or
expectations or investor                                 cash equivalents  as a temporary, defensive strategy.
confidence.
---------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk                   We limit the amount of Social Awareness Series' assets invested in
that the value of securities in a                        any one industry and in any individual security.
particular industry or the value of an
individual stock or bond will decline                    Because Social Awareness Series avoids investing in companies that
because of changing expectations for                     don't meet socially responsible criteria, its exposure to certain
the performance of that industry or                      industry sectors may be greater or less than similar funds or
for the individual company                               market indexes. This could affect its performance positively or
issuing the stock or bond.                               negatively, depending on the performance of those sectors.
---------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities        We limit exposure to illiquid securities.
cannot be readily sold, or can only be sold at
approximately the price that the Series has valued them.
---------------------------------------------------------------------------------------------------------------------------

How we manage Strategic Income Series

Our investment strategies
We evaluate the creditworthiness of individual bond issuers and analyze economic and market conditions, seeking to identify bonds that we think are the best investments for the Strategic Income Series. Following are descriptions of how the portfolio managers pursue the Series' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Strategic Income Series
Strategic Income Series is a type of fixed income fund that invests in three distinct sectors of the fixed income market as it pursues its investment objective of providing the high current income and total return. In determining how much of the portfolio to allocate to each sector, we review economic and market conditions and interest rate trends as well as the potential risks and rewards associated with each sector. As little as 20% or as much as 60% of the Series' assets may be invested in each fixed-income sector.
In addition, the Series may invest up to 10% of its assets in U.S. equity securities.

The securities we typically invest in
Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

Securities we typically invest in

------------------------------------------------------------------------------------------------------------------------------------
                         Securities                                                        How we use them
                                                                                       Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
High-Yield Corporate Bonds: Debt obligations issued by a         Strategic Income Series may invest up to 60% of net assets in
corporation and rated lower than investment grade by a           high-yield corporate bonds. Emphasis is typically on those rated
BB nationally recognized statistical ratings organization or     B by an NRSRO.
(NRSRO) such as S&P or Moody's or, if unrated, that we
believe are of comparable quality. High-yield bonds are          We carefully evaluate an individual company's financial situation,
issued by corporations that have poor credit quality and may     its management, the prospects for its industry and the technical
have difficulty repaying principal and interest.                 factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. The Series will invest in both rated and unrated bonds. Unrated bonds may be more speculative in nature than rated bonds.

------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities: Direct U.S. obligations including    The Series may invest up to 60% of net assets in direct U.S.
bills, notes, bonds and other debt securities issued by the      government obligations; however, they will typically be a smaller
U.S. Treasury or securities of U.S. government agencies or       percentage of the portfolio because they generally do not offer as
instrumentalities.                                               high a level of current income as other fixed income securities the
                                                                 Series may invest in.

------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities: Fixed-income securities that         There is no limit on government-related mortgage-backed securities
represent pools of mortgages, with investors receiving           or on fully collateralized privately issued mortgage-backed
principal and interest payments as the underlying mortgage       securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                We may invest up to 20% of net assets in mortgage-backed securities
instrumentalities, such as the Federal Home Loan Mortgage        issued by private companies whether or not the securities are 100%
Corporation, Fannie Mae and the Government National Mortgage     collateralized. However, these securities must be rated in one of
Association. Others are issued by private financial              the four highest categories by an NRSRO at the time of purchase.
institutions, with some fully collateralized by certificates     The privately issued securities we invest in are either CMOs or
issued or guaranteed by the government or its agencies or        REMICs (see below).
instrumentalities.

------------------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations (CMOs): Privately issued     See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the mortgages that are grouped into different pools according to their
maturity.

------------------------------------------------------------------------------------------------------------------------------------
Real estate mortgage investment conduits (REMICs): Privately     See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.

------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by accounts       We invest only in asset-backed securities rated in one of the four
receivables including home equity, automobile or credit          highest categories by an NRSRO.
loans.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         Securities                                                        How we use them
                                                                                       Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade Corporate bonds: Debt obligations issued by     We focus on bonds rated in one of the four highest categories by
a corporation, rated in one of the four highest categories       an NRSRO (or deemed equivalent).
by an NRSRO (or, if unrated that we believe are of equal
quality).                                                        Debt securities within the top three categories comprise what are known as high-grade bonds and are regarded as having a strong capacity to pay principal and interest. Securities in the fourth category are known as medium-grade bonds and regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and speculative characteristics.
------------------------------------------------------------------------------------------------------------------------------------
Foreign Government Securities:                                   We will generally invest only in foreign government securities
Securities issued by foreign governments or supranational        rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated,
entities. A supranational entity is an entity established or     considered to be of comparable quality by us.
financially supported by the national governments of one or      However, up to 15% of the Series' assets may also be
more countries. The International Bank for Reconstruction        invested in foreign government securities issued by
and Development (more commonly known as the World Bank) is       emerging or developing countries, which may be lower
one example of a Supranational entity.                           rated, including securities rated below investment
                                                                 grade.

                                                                 We may also invest in securities issued by supranational entities, which are typically of higher quality.

------------------------------------------------------------------------------------------------------------------------------------
Foreign Corporate Bonds: Debt obligations issued by a            We may invest in both rated and unrated securities of foreign
foreign corporation.                                             corporations. The rated securities that the Series may include those rated BBB or lower by S&P or Fitch, Baa or lower by Moody's, or similarly rated by another nationally recognized statistical rating organization.

------------------------------------------------------------------------------------------------------------------------------------
Zero Coupon Bonds and Pay in Kind Bonds:  Zero coupon            We may invest in zero coupon bonds and payment in kind bonds,
securities are debt obligations which do not entitle the         though this is not expected to be a significant component of our
holder to any periodic payments of interest prior to             strategy. The market prices of these bonds are generally more
maturity or a specified date when the securities begin           volatile than the market prices of securities that pay interest
paying current interest. Therefore, they are issued and          periodically and are likely to react changes in interest rates to a
traded at a discount from their face amounts or par value.       greater degree than interest-paying bonds having similar maturities
Payment-in-kind bonds pay interest or dividends in the form      and credit quality. They may have certain tax consequences which,
of additional bonds or preferred stock.                          under certain conditions, could be adverse to the Series.

------------------------------------------------------------------------------------------------------------------------------------
Equity Securities: Common stocks, preferred stocks (including    Up to 10% of the Series' assets may be invested in U.S. equity
adjustable rate preferred stocks) and other equity               securities.
securities, such as convertible securities and warrants.
                                                                 Such investments must be consistent with the Series' objective of high current income and total return.

------------------------------------------------------------------------------------------------------------------------------------
Investment Company Securities: In some foreign countries,        We may invest in either closed-end or open-end investment companies
investments by a mutual fund may only be made through            consistent with the 1940 Act requirements. These investments
investments in closed-end investment companies that in turn      involve an indirect payment of a portion of the expenses, including
invest in the securities of such countries.                      advisory fees, of such other investment companies.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         Securities                                                        How we use them
                                                                                       Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Brady Bonds: These are debt securities issued under the          We may invest in Brady Bonds.  We believe that the economic reforms
framework of the Brady Plan, an initiative announced by the      undertaken by countries in connection with the issuance of Brady
U.S. Treasury Secretary, Nicholas F. Brady in 1989, as a         Bonds makes the debt of countries that have issued or have
mechanism for debtor nations to restructure their                announced plans to issue Brady Bonds an attractive opportunity for
outstanding external indebtedness (generally, commercial         investment.
bank debt).

------------------------------------------------------------------------------------------------------------------------------------
Foreign Currency, Foreign Currency Contracts or Forward          We may invest in securities issued in any currency and may hold
Contracts: A forward contract involves an obligation to          foreign currency.
purchase or sell a specific currency at a future date at a
price set at the time of the contract.  Forward contracts        In addition, the Series may enter into contracts to purchase or
are used to "lock-in" the price of a security it has agreed      sell foreign currencies at a future date.  Although the Series
to purchase or sell, in terms of U.S. dollars or other           values its assets daily in terms of U.S. dollars, we do not convert
currencies.                                                      our holdings of foreign currencies into U.S. dollars on a daily basis. We may, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through a forward foreign currency contract or forward contract. The Series will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. By entering into these transactions, the Series attempts to protect against a possible loss resulting from an adverse change in currency exchange rates during the period between when a security is purchased or sold and the date on which payment is made or received.

------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as     Typically, we use repurchase agreements as a short-term investment
the Series, and a seller of securities in which the seller       for the a Series's cash position. In order to enter into these
agrees to buy into securities back within a specified time       repurchase agreements, the Series must have collateral of at least
at the same price the buyer paid for them, plus an amount        102% of the repurchase price.
equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose         We may invest without limitation in privately placed securities
resale is restricted under securities law.                       that are eligible for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A
                                                                 Securities. Other restricted securities must be limited to 10% of total Series assets.

------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready         We may invest up to 10% of total assets in illiquid securities.
market, and cannot be easily sold, if at all, at
approximately the price that the Series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in futures contracts and options on futures contracts subject to certain limitations. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
Strategic Income Series may lend up to 25% of its assets to qualified brokers, dealers and investors for their use in security transactions.

Borrowing from Banks
Strategic Income Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Series will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis
Strategic Income Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

Portfolio turnover
We anticipate that Strategic Income Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if a Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. An investment in Strategic Income Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Delaware. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

---------------------------------------------------------------------------------------------------------------------------
                        Risks                                              How we strive to manage them
                                                                             Strategic Income Series
---------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of        We maintain a long-term investment approach and focus on
the securities in a certain market--like the             bonds that we believe will continue to pay interest
stock or bond market--will decline in value              regardless of interim market fluctuations. We do not try to
because of factors such as economic                      predict overall bond market or interest rate movements and
conditions, future expectations or investor              do not trade for short-term purposes.
confidence.

                                                         We may hold a substantial part of Strategic Income Series'
                                                         assets in cash or cash equivalents as a temporary
                                                         defensive strategy.
---------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the          We diversify the Series assets across three distinct sectors value  of of securities in a particular industry or the  of the bond market and among a wide variety of individual
value an individual stock or bond will decline           issuers.
because of changing expectations for the
performance of that industry or for the
individual company issuing the stock or bond.
--------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will      Strategic Income Series is subject to interest rate risk. We
decrease in value if interest rates rise. The risk       cannot eliminate that risk, but we do strive to manage it by
is greater for bonds with longer maturities than         monitoring economic conditions.
for those with shorter maturities.
--------------------------------------------------------------------------------------------------------------------------
Credit Risk
The possibility that a bond's issuer (or an              Our careful, credit-oriented bond selection and our
entity that insures the bond) will be unable to          commitment to hold a diversified selection of high-yield
make timely payments of interest and                     bonds are designed to manage this risk.
principal.
                                                         It is likely that protracted periods of economic uncertainty
Investing in so-called "junk" or "high-yield"            would cause increased volatility in the market prices of
bonds entails the risk of principal loss, which          high-yield bonds, an increase in the number of high-yield
may be greater than the risk involved in                 bond defaults and corresponding volatility in the Series' net
investment grade bonds. High-yield bonds are             asset value.
sometimes issued by companies whose
earnings at the time of issuance are less than           Our holdings of high quality investment grade bonds are
the projected debt service on the junk bonds.            less subject to interest rate risk and may help to balance any credit problems experienced by individual high yield
Although experts disagree on the impact                  bond issuers or foreign issuers.
recessionary periods have had and will have
on the high-yield market, some analysts
believe a protracted economic downturn would
severely disrupt the market for high-yield
bonds, adversely affect the value of
outstanding bonds and adversely affect the
ability of high-yield issuers to repay principal
and interest.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                        Risks                                              How we strive to manage them
                                                                             Strategic Income Series
---------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities         The Series will attempt to reduce foreign investing risks
may be adversely affected by political                   through portfolio diversification, credit analysis and
instability (including governmental seizures or          attention to trends in the economy, industries and financial
nationalization of assets), changes in currency          markets.
exchange rates, foreign economic conditions or
inadequate regulatory and accounting                     We carefully evaluate the political and economic situations
standards. Foreign markets may also be less              in the countries where we invest and take these risks into
efficient, less liquid, have greater price               account before we select securities for the portfolio.
volatility, less regulation and higher transaction       However, there is no way to eliminate foreign risks when
costs than U.S. markets.                                 investing internationally.
---------------------------------------------------------------------------------------------------------------------------
Foreign Government Securities Risks                      Strategic Income Series attempts to reduce the risks
involve the ability of a foreign government or           associated with investing in foreign governments by limiting
government related  issuer to make timely and            the portion of portfolio assets that may be invested in
ultimate payments on its external debt                   such securities.
obligations. This ability to make payments will
be strongly influenced by the issuer's balance
of payments, including export performance, its
access to international credits and investments,
fluctuations in interest rates and the extent of
its foreign reserves.
---------------------------------------------------------------------------------------------------------------------------
Currency Risk is the risk that the value of an           We may try to hedge currency risk by purchasing foreign
investment may be negatively affected by                 currency exchange contracts. By agreeing to purchase or
changes in foreign currency exchange rates.              sell foreign securities at a pre-set price on a future date, the
Adverse changes in exchange rates may                    Series strive to protect the value of the stock they own from
reduce or eliminate any gains produced by                future changes in currency rates. We will use forward
investments that are denominated in foreign              currency exchange contracts only for defensive measures,
currencies and may increase any losses.                  not to enhance portfolio returns.  However, there is no
                                                         assurance that a strategy such as this will be successful.
---------------------------------------------------------------------------------------------------------------------------
Emerging Markets Risk is the possibility that            While the Strategic Income Series may purchase securities
the risks associated with international investing        of issuers in any foreign country, developed and emerging,
will be greater in emerging markets than in              no more than 15% of the Series' assets may be invested in
more developed foreign markets because,                  direct obligations of issuers located in emerging market
among other things, emerging markets may                 countries.
have less stable political and economic
environments.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                        Risks                                              How we strive to manage them
                                                                             Strategic Income Series
---------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities        A less liquid secondary market may have an adverse effect
cannot be readily sold, if at                            on our  all, at ability to dispose of particular issues, when
approximately the price that a Series values             necessary, to meet the Series' liquidity needs or in
them.                                                    response to a specific economic event, such as the
                                                         deterioration in the creditworthiness of the issuer. In
The secondary market for high-yield securities           striving to manage this risk, we evaluate the size of a bond
is currently dominated by institutional investors,       issuance as a way to anticipate its likely liquidity level.
including mutual funds and certain financial
institutions. The high-yield secondary market is         We may invest only 10% of net assets in illiquid securities,
particularly susceptible to liquidity problems           excluding Rule 144A securities described above.
when the institutions which dominate it
temporarily cease buying bonds for regulatory,
financial or other reasons, such as the savings
and loan crisis.
---------------------------------------------------------------------------------------------------------------------------
Valuation Risk                                           We will strive to manage this risk by carefully evaluating
A less liquid secondary market as described              individual bonds and by limiting the amount of the portfolio
above makes it more difficult for the Series to          that can be allocated to privately placed high-yield
obtain precise valuations of the high-yield              securities.
securities in its portfolio. During periods of
reduced liquidity, judgment plays a greater role
in valuing high-yield securities.
---------------------------------------------------------------------------------------------------------------------------
Legislative and Regulatory Risk                          We monitor the status of regulatory and legislative
The United States Congress has from time to              proposals to evaluate any possible effects they might have
time taken or considered legislative actions that        on the Series' portfolio.
could adversely affect the high-yield bond
market. Such actions in the future could
reduce liquidity for high-yield issues, reduce
the number of new high-yield securities being
issued and could make it more difficult for the
Series to attain its investment objective.
------------------------------------------------------- ------------------------------------------------------------------

How we manage Trend Series
--------------------------

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for Trend Series. Following is a description of how the portfolio manager pursues the Series' investment goal.


We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.


We strive to identify small-companies that offer above-average opportunities for long-term price appreciation because they are poised to benefit from changing and dominant trends within society or the political arena. In striving to identify such companies, we will evaluate a company's managerial skills, product development and sales and earnings.

 Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding xx to xx different stocks, representing a wide array of industries.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

---------------------------------------------------------------------------------------------------------------------------
                    Securities                                                  How we use them
                                                                                 Trend Series
---------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent                 Generally, we invest 90% to 100% of net assets in common
shares of ownership in a corporation.                    stock of small growth-oriented companies.
Stockholders participate in the corporation's
profits and losses, proportionate to the
number of shares they own.
---------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts                             We may hold ADRs when we believe they offer greater
ADRs are issued by a U.S.bank and represent the          appreciation potential than U.S. securities.
bank's holdings of a stated number of shares of
a foreign corporation. An ADR entitles the
holder to all dividends and capital gains
earned by the underlying foreign shares. ADRs
are bought and sold the same as U.S.
securities.
---------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a            Typically, we use repurchase agreements as a short-term
buyer, such as the Series, and a seller of               investment for a Series' cash position. In order to enter into
securities in which the seller agrees to buy             these repurchase  agreements, the Series must have collateral
the securities back within a specified time at           of at least 102% of the repurchase price.
the same price the buyer paid for them, plus an
amount equal to an agreed upon interest rate.
Repurchase agreements are often viewed as
equivalent to cash.
---------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed                  We may invest without limitation in privately placed securities
securities whose resale is restricted under              that are eligible for resale only among certain institutional
securities law.                                          buyers without registration. These are commonly known as
                                                         Rule 144A Securities. Other restricted securities must be
                                                         limited to 10% of total Series assets.
---------------------------------------------------------------------------------------------------------------------------
Illiquid Securities: Securities that do not              We may invest up to 10% of net assets in illiquid securities,
have a ready market, and cannot be easily                including repurchase agreements with maturities of over seven
sold, if at all, at a reasonable price.                  days.
---------------------------------------------------------------------------------------------------------------------------

Trend Series may also invest in other securities including convertible securities, warrants, preferred stocks, and bonds. Trend Series may invest a portion of its net assets in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

Lending securities
Trend Series may lend up to 25% of its assets to qualified dealers and investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis
Trend Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

Portfolio turnover
We anticipate that Trend Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if a Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for the Series.

Who manages the Series


Investment managers and sub-advisers

The Funds are managed by Delaware Management Company or Delaware International Advisers Ltd. Certain Series are sub-advised by Delaware International Advisers Ltd., Lincoln Investment Management, Inc. or Vantage Investment Advisors.

The following table shows the Series along with their Managers and Sub-advisers. The following table also shows the aggregate fee paid to the managers and sub-advisers for the last fiscal year.

----------------------------- ---------------------------- -------------------------- ---------------------------------
                                                                                      Investment Management Fee (as a
                                                                                      percentage of average daily net
Series                        Manager                      Sub-Adviser                assets)
----------------------------- ---------------------------- -------------------------- ---------------------------------
Aggressive Growth             Delaware Management                                     *
----------------------------- ---------------------------- -------------------------- ---------------------------------
Capital Reserves              Delaware Management
----------------------------- ---------------------------- -------------------------- ---------------------------------
Cash Reserve                  Delaware Management
----------------------------- ---------------------------- -------------------------- ---------------------------------
Convertible Securities        Delaware Management
----------------------------- ---------------------------- -------------------------- ---------------------------------
Delaware Balanced             Delaware Management
----------------------------- ---------------------------- -------------------------- ---------------------------------
Delcap                        Delaware Management
----------------------------- ---------------------------- -------------------------- ---------------------------------
Delchester                    Delaware Management
----------------------------- ---------------------------- -------------------------- ---------------------------------
Devon                         Delaware Management
----------------------------- ---------------------------- -------------------------- ---------------------------------
Emerging Markets              Delaware International
----------------------------- ---------------------------- -------------------------- ---------------------------------
Global Bond                   Delaware International
----------------------------- ---------------------------- -------------------------- ---------------------------------
Growth and Income             Delaware Management
----------------------------- ---------------------------- -------------------------- ---------------------------------
International Equity          Delaware International
----------------------------- ---------------------------- -------------------------- ---------------------------------
REIT                          Delaware Management          Lincoln                    *
----------------------------- ---------------------------- -------------------------- ---------------------------------
Small Cap Value               Delaware Management
----------------------------- ---------------------------- -------------------------- ---------------------------------
Social Awareness              Delaware Management          Vantage
----------------------------- ---------------------------- -------------------------- ---------------------------------
Strategic Income              Delaware Management          Delaware International
----------------------------- ---------------------------- -------------------------- ---------------------------------
Trend                         Delaware Management
----------------------------- ---------------------------- -------------------------- ---------------------------------

*Aggressive Growth Series and REIT Series each will pay the manger the following fee:__________.

Delaware Management Company is a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware International Advisers Ltd. is an affiliate of Delaware Management Company. Delaware Management Company or Delaware International makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services.

Lincoln Investment Management, Inc. as Sub-adviser to REIT Series, provides Delaware Management Company with investment recommendations, asset allocation advice, research, economic analysis and other investment services regarding the types of securities in which we invest.

Vantage, as sub-adviser to Social Awareness Series, is responsible for day-to-day management of the Series' assets. Delaware Management Company administers the Series' affairs and has ultimate responsibility for all investment advisory services for the Series. Delaware Management Company also supervises the sub-adviser's performance.

Portfolio Managers
The following individuals have day-to-day responsibility for making investment decisions for the Series

Jeffrey J. Nick
Richard G. Unruh


John B. Fields, Vice President and Senior Portfolio Manager, Growth and Income Series. Mr. Fields, who has 27 years experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware. . In making investment decisions for the Decatur Total Return Series, Mr. Fields works with a team of 12 portfolio managers and analysts, each of whom specializes in a different industry sector and makes recommendations accordingly. He has been managing this Series since 1992.

Paul A. Matlack, Vice President/Senior Portfolio Manager, Delchester Series, Strategic Income Series A CFA charterholder, Mr. Matlack is a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank. Mr. Matlack has been a member of the Delchester Series team since 1990 and has been co-managing the Dechester Series since January 1993. He has primary responsibility for allocating Strategic Income Series' assets among the fixed-income and equity sectors and for making day-to-day investment decisions for the Series regarding its investments in the high-yield sector. Mr. Matlack has been a member of the Series' management team since its inception.

Gerald T. Nichols, Vice President/Senior Portfolio Manager, Delchester Series Mr. Nichols is a graduate of the University of Kansas, where he received a BS in Business Administration and an MS in Finance. Prior to joining Delaware Investments, he was a high-yield credit analyst at Waddell & Reed, Inc. and subsequently the investment officer for a private merchant banking firm. He is a CFA charterholder. Mr. Nichols has been a member of the Delchester Series team since 1990 and has been co-managing the Dechester Series since January 1993

Paul Grillo, Vice President/Portfolio Manager, Strategic Income Series Mr. Grillo holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, he served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at the Chemical Bank. Mr. Grillo is a CFA charterholder. He has primary responsibility for making day-to-day investment decisions for this Series regarding its investments in investment grade securities. Mr. Grillo has been a member of the Fund's management team since its inception.

Babak Zenouzi, Vice President/Senior Portfolio Manager, Convertible Securities Series Mr. Zenouzi holds a BS in Finance and Economics from Babson College in Wellesley, Massachusetts, and an MS in Finance from Boston College. Prior to joining Delaware Investments in 1992, he was with The Boston Company where he held the positions of assistant vice president, senior financial analyst, financial analyst and portfolio accountant. He has responsibility for making day-to-day investment decisions for this Series regarding its investments in U.S. equity securities. Mr. Zenouzi has been a member of the Series' management team since its inception.

Gary A. Reed, Vice President/Senior Portfolio Manager, Capital Reserves Series and Delaware Balanced Series He holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining Delaware Investments in 1989, Mr. Reed was Vice President and Manager of the fixed-income department at Irving Trust Company in New York. Mr. Reed has been Capital Reserves Series' senior portfolio manager since 1989 and Delaware Series' senior portfolio manager for fixed-income since 1989.

Gerald S. Frey, Vice President/Senior Portfolio Manager, Aggressive Growh Series, DelCap Series and Trend Series Mr. Frey has 22 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager of the Series since March 1997 and was Co-Manager from June 1996 to March 1997.

Marshall T. Bassett, Vice President, DelCap Series and Trend Series Mr. Bassett joined Delaware Investments in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received his bachelor's degree and MBA from Duke University.

John A. Heffern, Vice President, DelCap Series and Trend Series Mr. Heffern holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill. He joined Delaware Investments in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit. Prior to that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Jeffrey W. Hynoski, Vice President, DelCap Series and Trend Series Mr. Hynoski joined Delaware Investments in 1998. Previously he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

Lori P. Wachs, Vice President, DelCap Series and Trend Series Ms.Wachs joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

George H. Burwell, Vice President/Senior Portfolio Manager, Delaware Balanced Series and Devon Series Mr. Burwell holds a BA from the University of Virginia. Prior to joining Delaware Investments in 1992, Mr. Burwell was a portfolio manager for Midlantic Bank in Edison, New Jersey, where he managed an equity mutual fund and three commingled funds. Mr. Burwell is a CFA charterholder. Mr. Burwell has been Delaware Series' senior portfolio manager for equities since 1992 and Devon Series' senior portfolio manager since its inception

Christopher S. Beck, Vice President/Senior Portfolio Manager, Small Cap Value Series Mr. Beck has been in the investment business for 16 years, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. He holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. When making investment decisions for the Fund, Mr. Beck regularly consults with and Andrea Giles.

Andrea Giles, Research Analyst, Small Cap Value Series Ms. Giles holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.

Damon Andres, Assistant Vice President/Portfolio Manger, Convertible Securities Series Mr. Andres earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia.

David G. Tilles. Mr. Tilles, who is Chief Investment Officer for Delaware International, is a graduate of the University of Warwick with a BS in management sciences. Before joining Delaware International in 1990, he was Chief Investment Officer of Hill Samuel Investment Advisers Ltd. He is a member of the Institute of Investment Management & Research and the Operational Research Society.

Clive A. Gillmore, International Equity Series, Emerging Markets Series Mr. Gillmore is a graduate of the University of Warwick and began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr. Gillmore completed the London Business School Investment program. He has been managing each Series since their inception.

Nigel A. May , International Equity Series Mr. May joined Mr. Gillmore as Co-Manager of the Series on December 22, 1997. Mr. May is a graduate of Sidney Sussex College, Cambridge. He joined Delaware International in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Group for five years. In making investment decisions for the Series, Mr. Gillmore and Mr. May regularly consult with an international equity team of fourteen members.

Robert Akester, Emerging Markets Series Prior to joining Delaware International in 1996 as a Senior Portfolio Manager, Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Advisers Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

Joshua Brooks, Emerging Markets Series Mr. Brooks holds a bachelor's degree from Yale University and has undertaken graduate studies at The London Business School. He began his investment career with Delaware Investments in 1991. Prior to joining the emerging markets team in London, he was based in Philadelphia with responsibilities that included equity market analysis and liaison with Delaware International.

Ian G. Sims, Global Bond Series, Strategic Income Mr. Sims has been the senior portfolio manager for this Series since its inception. Mr. Sims is a graduate of the University of Newcastle-Upon-Tyne. He joined Delaware International in 1990 as a senior international fixed-income and currency manager. Mr. Sims began his investment career with the Standard Life Assurance Co., and subsequently moved to the Royal Bank of Canada Investment Management International Company, where he was an international fixed-income manager. Prior to joining Delaware International, he was a senior fixed-income and currency portfolio manager with Hill Samuel Investment Advisers Ltd. Ian G. Sims has primary responsibility for making day-to-day investment decisions for Strategic Income Series regarding its investments in foreign securities. Mr. Sims has been a member of the Fund's management team since its inception.

Christopher Moth, Global Bond Series Mr. Moth became Co-Manager of the Series in January 1997. Mr. Moth is a graduate of The City University London. Mr. Moth joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance & Investment from the Institute of Actuaries in London.

Hywel Morgan. Mr. Morgan was educated at the University of Wales and was subsequently an Economics Lecturer at Dundee University. Prior to joining Delaware International, he was Associate Director of the international fixed-income department and head of the credit review committee at Hill Samuel Investment Management responsible for over $500 million in multi-currency fixed interest accounts. His prior experience included working as an economic adviser for Credit Suisse and the Economic Intelligence Unit. Mr. Morgan started his business career as a Corporate Economist & Strategist at Ford of Europe and Esso Petroleum.

T. Scott Wittman, President of Vantage Investment Advisors, has had primary responsibility for making day-to-day investment decisions for the Fund since its inception. His responsibilities with Vantage Investment Advisors include both business administration and equity portfolio management. Mr. Wittman is a Certified Financial Analyst (CFA). He has spent his entire professional career in quantitative investment firms, including TSA Capital Management, where he was a managing director, and Mellon Bank, where he was Vice President and Manager of Quantitative Analysis and Systems.

Enrique Chang, Senior Vice President and Chief Investment Officer of Vantage Investment Advisors, became co-manager of the Fund in January 1999. Mr. Chang oversees the management of all equity portfolios and directs Vantage's quantitative research efforts. He received a BA in mathematics from Fairleigh Dickinson University in May of 1985, an MBA in finance and quantitative analysis from New York University in May of 1988, and an MS in statistics and operations research from New York University in May of 1996. He was previously an actuary with Prudential, Director of Quantitative Analysis and Strategy with General Reinsurance Corporation, and Senior Vice President and Director of Quantitative Analysis with J&W Seligman.

Christopher P. Harvey, Vice President of Vantage Investment Advisers, became co-manager of the Fund in January 1999. Mr. Harvey manages portfolios, conducts investment research and assists in equity trading. He graduated Bucknell University with a BS degree in accounting. He received an M.B.A. from the Stern School of Business at New York University. Prior to joining Vantage Investment Advisors, Mr. Harvey was a financial analyst with Merrill Lynch.

Who's who?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]


                               Board of Directors

Investment Managers                     The Funds                               Custodian
Delaware Management Company                                               The Chase Manhattan Bank
One Commerce Square                                                       4 Chase Metrotech Center
Philadelphia, PA 19103                                                    Brooklyn, NY 11245

Delaware International Advisers Ltd.
Third Floor
80 Cheapside
London, England EC2V 6EE

Sub-Advisers
Lincoln Investment Management, Inc.
200 E. Berry Street
Fort Wayne, Indiana 46802

Vantage Investment Advisors
630 Fifth Avenue
New York, NY 10111

Portfolio managers                                                              Distributor
(see page x for details)                                                  Delaware Distributors, L.P.
                                                                          1818 Market Street
                                                                          Philadelphia, PA 19103


Board of directors A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors are expected to exercise sound business judgment, establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

Custodian Mutual funds are legally required to protect their portfolio securities by placing them with a custodian, typically a qualified bank custodian who segregates fund securities from other bank assets.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Distribution Shares of the Fund are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See Valuation of shares) Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Cash Reserve Series is managed to maintain a constant $10 per share net asset value although there is no assurance that this objective can be achieved. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Fund shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine a Series' net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets a Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any investments that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

Dividends, distributions and taxes
For the Capital Reserves, Cash Reserve, Delchester and Strategic Income Series, dividends, if any, are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year.

For the Convertible Securities, Delaware Balanced, Devon and Global Bond and Growth and Income Series, dividends, if any, are paid quarterly. Capital gain distributions, if any, normally will be made following the close of the fiscal year.

For the Aggressive Growth, DelCap, Emerging Markets, International Equity, REIT, Small Cap Value, Social Awareness, and Trend Series, dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Financial Information
Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-523-1918.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         Capital Reserves Series
                                                                                             Year Ended 12/31
                                                                       ------------------------------------------------------
Premium Fund                                                               1998       1997       1996         1995      1994
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $9.690     $9.930       $9.300   $10.260

Income from investment operations
Net investment income                                                                0.613      0.623        0.643     0.636
Net realized and net unrealized gain (loss) on investments                           0.100    (0.240)        0.630   (0.905)
                                                                                   -------    -------      -------   -------
Total from investment operations                                                     0.713      0.383        1.273   (0.269)
                                                                                   -------    -------      -------   -------

Less dividends and distributions
Dividends from net investment income                                               (0.613)    (0.623)      (0.643)   (0.636)
Distributions from realized gain on investments                                       none       none         none      none
                                                                                   -------    -------      -------   -------
Total dividends and distributions                                                  (0.613)    (0.623)      (0.643)   (0.636)
                                                                                   -------    -------      -------   -------

Net asset value, end of period                                                      $9.790     $9.690       $9.930    $9.300

Total return                                                                         9.60%      4.05%       14.08%   (2.68%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                            $29,177    $27,768      $27,935   $25,975
Ratio of expenses to average net assets                                              0.75%      0.72%        0.71%     0.74%
Ratio of expenses to average net assets
                  prior to expense limitation                                        0.75%      0.72%        0.71%     0.74%
Ratio of net investment income to average net assets                                 6.31%      6.43%        6.64%     6.57%
Ratio of net investment income to average net assets
                  prior to expense limitation                                        6.31%      6.43%        6.64%     6.57%
Portfolio turnover                                                                    120%       122%         145%      219%
-----------------------------------------------------------------------------------------------------------------------------

Volatility
Volatility, as indicated by year-by-year total return(1)                   1998       1997       1996         1995      1994
                                                                       ------------------------------------------------------
Volatility chart is not part of Financial highlights and has not                     9.60%      4.05%       14.08%   (2.68%)
been audited by Ernst & Young LLP


-----------------------------------------------------------------------------------------------------------------------------
                                                                                         Capital Reserves Series
                                                                                             Year Ended 12/31
                                                                       ------------------------------------------------------
Premium Fund                                                               1998       1997       1996         1995      1994
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $10.000    $10.000      $10.000   $10.000

Income from investment operations
Net investment income                                                                0.497      0.482        0.535     0.361
Net realized and net unrealized gain on investments                                   none       none         none      none
                                                                                   -------    -------      -------   -------
Total from investment operations                                                     0.497      0.482        0.535     0.361
                                                                                   -------    -------      -------   -------

Less dividends and distributions
Dividends from net investment income                                               (0.497)    (0.482)      (0.535)   (0.361)
Distributions from realized gain on investments                                       none       none         none      none
                                                                                   -------    -------      -------   -------
Total dividends and distributions                                                  (0.497)    (0.482)      (0.535)   (0.361)
                                                                                   -------    -------      -------   -------

Net asset value, end of period                                                     $10.000    $10.000      $10.000   $10.000
                                                                                   =======    =======      =======   =======

Total return                                                                         5.10%      4.93%        5.48%     3.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                            $30,711    $26,479      $16,338   $20,125
Ratio of expenses to average net assets                                              0.64%      0.61%        0.62%     0.66%
Ratio of expenses to average net assets
                  prior to expense limitation                                        0.64%      0.61%        0.62%     0.66%
Ratio of net investment income to average net assets                                 4.98%      4.82%        5.35%     3.79%
Ratio of net investment income to average net assets
                  prior to expense limitation                                        4.98%      4.82%        5.35%     3.79%
-------------------------------------------------------------------------------------------------------------------------------

Volatility, as indicated by year-by-year total return(1)                   1998       1997       1996         1995      1994
                                                                       --------------------------------------------------------
Volatility chart is not part of Financial highlights and has not                     5.10%      4.93%        5.48%     3.68%
been audited by Ernst & Young LLP



                                                                          Convertible
                                                                       Securities Series
                                                                           Year Ended            Period
                                                                             12/31               5/1/97
                                                                       -------------------       through
Premium Fund                                                                  1998              12/31/97
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                            $10.000

Income from investment operations
Net investment income                                                                             0.318
Net realized and net unrealized gain on investments                                               1.342
                                                                                                -------
Total from investment operations                                                                  1.660
                                                                                                -------

Less dividends and distributions
Dividends from net investment income                                                               none
Distributions from realized gain on investments                                                    none
                                                                                                -------
Total dividends and distributions                                                                  none
                                                                                                -------

Net asset value, end of period                                                                  $11.660
                                                                                                =======

Total return                                                                                     16.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                                          $3,921
Ratio of expenses to average net assets                                                           0.80%
Ratio of expenses to average net assets
                  prior to expense limitation                                                     2.30%
Ratio of net investment income to average net assets                                              5.68%
Ratio of net investment income to average net assets
                  prior to expense limitation                                                     4.18%
Portfolio turnover                                                                                 209%
----------------------------------------------------------------------------------------------------------

                                                                                                 Period
Volatility                                                                                       5/1/97
                                                                                                through
Volatility, as indicated by year-by-year total return(1)                      1998             12/31/97
                                                                          --------------------------------
Volatility chart is not part of Financial highlights and has not                                 16.60%
been audited by Ernst & Young LLP



-----------------------------------------------------------------------------------------------------------------------------
                                                                                        Delaware Balanced Series
                                                                                            (Delaware Series)
                                                                                            Year Ended 12/31
                                                                       ------------------------------------------------------
Premium Fund                                                               1998       1997       1996         1995      1994
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $16.640    $15.500      $12.680   $13.330

Income from investment operations
Net investment income                                                                0.435      0.530        0.509     0.437
Net realized and net unrealized gain (loss) on investments                           3.575      1.765        2.761   (0.447)
                                                                                   -------    -------      -------   -------
Total from investment operations                                                     4.010      2.295        3.270   (0.010)
                                                                                   -------    -------      -------   -------

Less dividends and distributions
Dividends from net investment income                                               (0.530)    (0.500)      (0.450)   (0.340)
Distributions from realized gain on investments                                    (1.070)    (0.655)         none   (0.300)
                                                                                   -------    -------      -------   -------
Total dividends and distributions                                                  (1.600)    (1.155)      (0.450)   (0.640)
                                                                                   -------    -------      -------   -------

Net asset value, end of period                                                     $19.050    $16.640      $15.500   $12.680
                                                                                   =======    =======      =======   =======

Total return                                                                        26.40%     15.91%       26.58%   (0.15%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                           $127,675    $75,402      $63,215   $47,731
Ratio of expenses to average net assets                                              0.67%      0.68%        0.69%     0.70%
Ratio of expenses to average net assets
                  prior to expense limitation                                        0.67%      0.68%        0.69%     0.70%
Ratio of net investment income to average net assets                                 2.85%      3.56%        3.75%     3.71%
Ratio of net investment income to average net assets
                  prior to expense limitation                                        2.85%      3.56%        3.75%     3.71%
Portfolio turnover                                                                     67%        92%         106%      140%
-----------------------------------------------------------------------------------------------------------------------------

Volatility
Volatility, as indicated by year-by-year total return(1)                   1998       1997       1996         1995      1994
                                                                       ------------------------------------------------------
Volatility chart is not part of Financial highlights and has not                    26.40%     15.91%       26.58%   (0.15%)
been audited by Ernst & Young LLP



-----------------------------------------------------------------------------------------------------------------------------
                                                                                               DelCap Series
                                                                                             Year Ended 12/31
                                                                       ------------------------------------------------------
Premium Fund                                                               1998       1997       1996         1995      1994
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $15.890    $15.130      $11.750   $12.240

Income from investment operations
Net investment income (loss)                                                       (0.010)    (0.015)        0.072     0.069
Net realized and net unrealized gain (loss) on investments                           2.260      2.030        3.378   (0.499)
                                                                                   -------    -------      -------   -------
Total from investment operations                                                     2.250      2.015        3.450   (0.430)
                                                                                   -------    -------      -------   -------

Less dividends and distributions
Dividends from net investment income                                                  none    (0.070)      (0.070)   (0.060)
Distributions from realized gain on investments                                    (0.870)    (1.185)         none      none
                                                                                   -------    -------      -------   -------
Total dividends and distributions                                                  (0.870)    (1.255)      (0.070)   (0.060)
                                                                                   -------    -------      -------   -------

Net asset value, end of period                                                     $17.270    $15.890      $15.130   $11.750
                                                                                   =======    =======      =======   =======

Total return                                                                        14.90%     14.46%       29.53%   (3.54%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                           $110,455    $79,900      $58,123   $39,344
Ratio of expenses to average net assets                                              0.80%      0.80%        0.80%     0.80%
Ratio of expenses to average net assets
                  prior to expense limitation                                        0.87%      0.82%        0.85%     0.88%
Ratio of net investment income (loss) to average net assets                        (0.06%)    (0.11%)        0.61%     0.64%
Ratio of net investment income (loss) to average net assets
                  prior to expense limitation                                      (0.13%)    (0.13%)        0.56%     0.56%
Portfolio turnover                                                                    134%        85%          73%       43%
-----------------------------------------------------------------------------------------------------------------------------

Volatility
Volatility, as indicated by year-by-year total return(1)                   1998       1997       1996         1995      1994
                                                                       ------------------------------------------------------
Volatility chart is not part of Financial highlights and has not                    14.90%     14.46%       29.53%   (3.54%)
been audited by Ernst & Young LLP



-----------------------------------------------------------------------------------------------------------------------------
                                                                                            Delchester Series
                                                                                             Year Ended 12/31
                                                                       ------------------------------------------------------
Premium Fund                                                               1998       1997       1996         1995      1994
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $9.170     $8.940       $8.540    $9.770

Income from investment operations
Net investment income                                                                0.863      0.853        0.872     0.962
Net realized and net unrealized gain (loss) on investments                           0.332      0.230        0.400   (1.230)
                                                                                   -------    -------      -------   -------
Total from investment operations                                                     1.195      1.083        1.272   (0.268)
                                                                                   -------    -------      -------   -------

Less dividends and distributions
Dividends from net investment income                                               (0.855)    (0.853)      (0.872)   (0.962)
Distributions from realized gain on investments                                       none       none         none      none
                                                                                   -------    -------      -------   -------
Total dividends and distributions                                                  (0.855)    (0.853)      (0.872)   (0.962)
                                                                                   -------    -------      -------   -------

Net asset value, end of period                                                      $9.510     $9.170       $8.940    $8.540
                                                                                    ======     ======       ======    ======

Total return                                                                        13.63%     12.79%       15.50%   (2.87%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                            $98,875    $67,665      $56,605   $43,686
Ratio of expenses to average net assets                                              0.70%      0.70%        0.69%     0.72%
Ratio of expenses to average net assets
                  prior to expense limitation                                        0.70%      0.70%        0.69%     0.72%
Ratio of net investment income to average net assets                                 9.24%      9.54%        9.87%    10.56%
Ratio of net investment income to average net assets
                  prior to expense limitation                                        9.24%      9.54%        9.87%    10.56%
Portfolio turnover                                                                    121%        93%          74%       47%
-----------------------------------------------------------------------------------------------------------------------------

Volatility
Volatility, as indicated by year-by-year total return(1)                   1998       1997       1996         1995      1994
                                                                       ------------------------------------------------------
Volatility chart is not part of Financial highlights and has not                    13.63%     12.79%       15.50%   (2.87%)
been audited by Ernst & Young LLP



-----------------------------------------------------------------------------------------------------------------------------

                                                                              Devon
                                                                             Series
                                                                              Year                 Period
                                                                           Ended 12/31             5/1/97
                                                                       --------------------        through
Premium Fund                                                                  1998                12/31/97
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                               $10.000

Income from investment operations
Net investment income                                                                                0.080
Net realized and net unrealized gain on investments                                                  2.650
                                                                                                   -------
Total from investment operations                                                                     2.730
                                                                                                   -------

Less dividends and distributions
Dividends from net investment income                                                                  none
Distributions from realized gain on investments                                                       none
                                                                                                   -------
Total dividends and distributions                                                                     none
                                                                                                   -------

Net asset value, end of period                                                                     $12.730
                                                                                                   =======

Total return                                                                                        27.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                                            $16,653
Ratio of expenses to average net assets                                                              0.80%
Ratio of expenses to average net assets
                  prior to expense limitation                                                        0.91%
Ratio of net investment income to average net assets                                                 2.01%
Ratio of net investment income to average net assets
                  prior to expense limitation                                                        1.90%
Portfolio turnover                                                                                     80%
------------------------------------------------------------------------------------------------------------

                                                                                                    Period
Volatility                                                                                          5/1/97
                                                                                                    through
Volatility, as indicated by year-by-year total return(1)                       1998                12/31/97
                                                                        ------------------------------------
Volatility chart is not part of Financial highlights and has not                                    27.30%
been audited by Ernst & Young LLP




------------------------------------------------------------------------------------------------------------

                                                                            Emerging
                                                                             Markets
                                                                             Series               Period
                                                                         Year Ended 12/31          5/1/97
                                                                       -------------------        through
Premium Fund                                                                  1998               12/31/97
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                             $10.000

Income from investment operations
Net investment income                                                                              0.060
Net realized and net unrealized gain (loss) on investments                                       (1.180)
                                                                                                 -------
Total from investment operations                                                                 (1.120)
                                                                                                 -------

Less dividends and distributions
Dividends from net investment income                                                                none
Distributions from realized gain on investments                                                     none
                                                                                                  ------
Total dividends and distributions                                                                   none
                                                                                                  ------

Net asset value, end of period                                                                    $8.880
                                                                                                  ======

Total return                                                                                    (11.20%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                                           $5,776
Ratio of expenses to average net assets                                                            1.50%
Ratio of expenses to average net assets
                  prior to expense limitation                                                      2.45%
Ratio of net investment income to average net assets                                               0.89%
Ratio of net investment income (loss) to average net assets
                  prior to expense limitation                                                    (0.06%)
Portfolio turnover                                                                                   48%
----------------------------------------------------------------------------------------------------------

                                                                                                  Period
Volatility                                                                                        5/1/97
                                                                                                 through
Volatility, as indicated by year-by-year total return(1)                     1998                12/31/97
                                                                       -----------------------------------
Volatility chart is not part of Financial highlights and has not                                (11.20%)
been audited by Ernst & Young LLP


-------------------------------------------------------------------------------------------------------


                                                                         Global Bond Series    Period
                                                                          Year Ended 12/31     5/2/96
--------------------------------------------------------------------------------------------  through
Premium Fund                                                               1998       1997    12/31/96
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $10.960    $10.000

Income from investment operations
Net investment income                                                                0.636      0.339
Net realized and net unrealized gain (loss) on investments                         (0.551)      0.831
                                                                                   -------    -------
Total from investment operations                                                     0.085      1.170
                                                                                   -------    -------

Less dividends and distributions
Dividends from net investment income                                               (0.460)    (0.210)
Distributions from realized gain on investments                                    (0.085)       none
                                                                                   -------    -------
Total dividends and distributions                                                  (0.545)    (0.210)
                                                                                   -------    -------

Net asset value, end of period                                                     $10.500    $10.960
                                                                                   =======    =======

Total return                                                                         0.88%     11.79%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                            $16,876     $9,471
Ratio of expenses to average net assets                                              0.80%      0.80%
Ratio of expenses to average net assets
                  prior to expense limitation                                        1.08%      1.19%
Ratio of net investment income to average net assets                                 6.03%      6.51%
Ratio of net investment income to average net assets
                  prior to expense limitation                                        5.75%      6.12%
Portfolio turnover                                                                     97%        56%
-------------------------------------------------------------------------------------------------------

                                                                                               Period
Volatility                                                                                     5/2/96
                                                                                              through
Volatility, as indicated by year-by-year total return(1)                   1998       1997   12/31/96
                                                                       --------------------------------
Volatility chart is not part of Financial highlights and has not                     0.88%     11.79%
been audited by Ernst & Young LLP



-----------------------------------------------------------------------------------------------------------------------------
                                                                                     Growth and Income Fund
                                                                              (formerly Decatur Total Return Series)
                                                                                             Year Ended 12/31
                                                                       ------------------------------------------------------
Premium Fund                                                               1998       1997       1996         1995      1994
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $15.980    $14.830      $11.480   $12.510

Income from investment operations
Net investment income                                                                0.324      0.377        0.416     0.412
Net realized and net unrealized gain (loss) on investments                           4.216      2.398        3.574   (0.422)
                                                                                   -------    -------      -------   -------
Total from investment operations                                                     4.540      2.775        3.990   (0.010)
                                                                                   -------    -------      -------   -------

Less dividends and distributions
Dividends from net investment income                                               (0.370)    (0.420)      (0.430)   (0.420)
Distributions from realized gain on investments                                    (1.350)    (1.205)      (0.210)   (0.600)
                                                                                   -------    -------      -------   -------
Total dividends and distributions                                                  (1.720)    (1.625)      (0.640)   (1.020)
                                                                                   -------    -------      -------   -------

Net asset value, end of period                                                     $18.800    $15.980      $14.830   $11.480
                                                                                   =======    =======      =======   =======

Total return                                                                        31.00%     20.72%       36.12%   (0.20%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                           $401,402   $166,647     $109,003   $72,725
Ratio of expenses to average net assets                                              0.71%      0.67%        0.69%     0.71%
Ratio of expenses to average net assets
                  prior to expense limitation                                        0.71%      0.67%        0.69%     0.71%
Ratio of net investment income to average net assets                                 2.02%      2.66%        3.24%     3.63%
Ratio of net investment income to average net assets
                  prior to expense limitation                                        2.02%      2.66%        3.24%     3.63%
Portfolio turnover                                                                     54%        81%          85%       91%
-----------------------------------------------------------------------------------------------------------------------------

Volatility
Volatility, as indicated by year-by-year total return(1)                   1998       1997       1996         1995      1994
                                                                       ------------------------------------------------------
Volatility chart is not part of Financial highlights and has not                    31.00%     20.72%       36.12%   (0.20%)
been audited by Ernst & Young LLP



-----------------------------------------------------------------------------------------------------------------------------
                                                                                   International Equity Series
                                                                                            Year Ended 12/31
                                                                       ------------------------------------------------------
Premium Fund                                                               1998       1997       1996       1995       1994
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $15.110    $13.120    $11.840    $11.620

Income from investment operations
Net investment income                                                                0.359      0.557      0.419      0.220
Net realized and net unrealized gain on investments                                  0.596      1.966      1.191      0.080
                                                                                   -------    -------    -------    -------
Total from investment operations                                                     0.955      2.523      1.610      0.300
                                                                                   -------    -------    -------    -------

Less dividends and distributions
Dividends from net investment income                                               (0.545)    (0.420)    (0.240)    (0.070)
Distributions from realized gain on investments                                       none    (0.113)    (0.090)    (0.010)
                                                                                   -------    -------    -------    -------
Total dividends and distributions                                                  (0.545)    (0.533)    (0.330)    (0.080)
                                                                                   -------    -------    -------    -------

Net asset value, end of period                                                     $15.520    $15.110    $13.120    $11.840
                                                                                   =======    =======    =======    =======

Total return                                                                         6.60%     20.03%     13.98%      2.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                           $198,863   $131,428    $81,548    $57,649
Ratio of expenses to average net assets                                              0.85%      0.80%      0.80%      0.80%
Ratio of expenses to average net assets
                  prior to expense limitation                                        0.90%      0.91%      0.89%      1.01%
Ratio of net investment income to average net assets                                 2.28%      4.71%      3.69%      2.63%
Ratio of net investment income to average net assets
                  prior to expense limitation                                        2.23%      4.60%      3.60%      2.42%
Portfolio turnover                                                                      7%         8%        19%        13%
-----------------------------------------------------------------------------------------------------------------------------

Volatility
Volatility, as indicated by year-by-year total return(1)                   1998       1997       1996       1995       1994
                                                                       ------------------------------------------------------
Volatility chart is not part of Financial highlights and has not                     6.60%     20.03%     13.98%      2.57%
been audited by Ernst & Young LLP



-------------------------------------------------------------------------------------
                                                                              REIT
                                                                             Series
                                                                         ------------
                                                                              Period
                                                                              5/1/98
                                                                             through
Premium Fund                                                                12/31/98
-------------------------------------------------------------------------------------
Net asset value, beginning of period

Income from investment operations
Net investment income
Net realized and net unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions
Dividends from net investment income
Distributions from realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return

Ratios and supplemental data: Net assets, end of period (000 omitted) Ratio of expenses to average net assets Ratio of expenses to average net assets prior to expense limitation
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
                  prior to expense limitation
Portfolio turnover
-------------------------------------------------------------------------------------

                                                                             Period
Volatility                                                                   5/1/98
                                                                             through
Volatility, as indicated by year-by-year total return(1)                    12/31/98
                                                                         ------------
Volatility chart is not part of Financial highlights and has not been audited by Ernst & Young LLP



-----------------------------------------------------------------------------------------------------------------------------
                                                                                         Small Cap Value Series
                                                                                             Year Ended 12/31
                                                                       ------------------------------------------------------
Premium Fund                                                               1998       1997       1996         1995      1994
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $14.500    $12.470      $10.290   $10.210

Income from investment operations
Net investment income                                                                0.122      0.112        0.192     0.148
Net realized and net unrealized gain (loss) on investments                           4.338      2.548        2.208   (0.068)
                                                                                   -------    -------      -------   -------
Total from investment operations                                                     4.460      2.600        2.400     0.080
                                                                                   -------    -------      -------   -------

Less dividends and distributions
Dividends from net investment income                                               (0.110)    (0.180)      (0.150)      none
Distributions from realized gain on investments                                    (0.930)    (0.450)      (0.070)      none
                                                                                   -------    -------      -------   -------
Total dividends and distributions                                                  (1.040)    (0.630)      (0.220)      none
                                                                                   -------    -------      -------   -------

Net asset value, end of period                                                     $17.920    $14.500      $12.470   $10.290
                                                                                   =======    =======      =======   =======

Total return                                                                        32.91%     22.55%       23.85%     0.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                            $84,071    $23,683      $11,929    $6,291
Ratio of expenses to average net assets                                              0.80%      0.80%        0.80%     0.80%
Ratio of expenses to average net assets
                  prior to expense limitation                                        0.90%      0.99%        0.96%     1.41%
Ratio of net investment income to average net assets                                 1.24%      1.28%        2.13%     2.62%
Ratio of net investment income to average net assets
                  prior to expense limitation                                        1.14%      1.09%        1.97%     2.01%
Portfolio turnover                                                                     41%        84%          71%       26%
-----------------------------------------------------------------------------------------------------------------------------

Volatility
Volatility, as indicated by year-by-year total return(1)                   1998       1997       1996         1995      1994
                                                                       ------------------------------------------------------
Volatility chart is not part of Financial highlights and has not                    32.91%     22.55%       23.85%     0.78%
been audited by Ernst & Young LLP



----------------------------------------------------------------------------------------------------------
                                                                              Social
                                                                             Awareness
                                                                              Series
                                                                               Year              Period
                                                                            Ended 12/31          5/1/97
                                                                       --------------------     through
Premium Fund                                                                  1998              12/31/97
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                              $10.000

Income from investment operations
Net investment income                                                                              0.051
Net realized and net unrealized gain on investments                                                2.789
                                                                                                 -------
Total from investment operations                                                                   2.840
                                                                                                 -------

Less dividends and distributions
Dividends from net investment income                                                                none
Distributions from realized gain on investments                                                     none
                                                                                                 -------
Total dividends and distributions                                                                   none
                                                                                                 -------

Net asset value, end of period                                                                   $12.840
                                                                                                 =======

Total return                                                                                      28.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                                           $7,800
Ratio of expenses to average net assets                                                            0.80%
Ratio of expenses to average net assets
                  Prior to expense limitation                                                      1.40%
Ratio of net investment income to average net assets                                               1.13%
Ratio of net investment income to average net assets
                  Prior to expense limitation                                                      0.53%
Portfolio turnover                                                                                   52%
----------------------------------------------------------------------------------------------------------

                                                                                                  Period
Volatility                                                                                        5/1/97
                                                                                                 through
Volatility, as indicated by year-by-year total return(1)                      1998              12/31/97
                                                                       -----------------------------------
Volatility chart is not part of Financial highlights and has not                                  28.40%
been audited by Ernst & Young LLP




----------------------------------------------------------------------------------------------------------
                                                                             Strategic
                                                                              Income
                                                                              Series            Period
                                                                          Year Ended 12/31      5/1/97
                                                                       -------------------      through
Premium Fund                                                                   1998            12/31/97
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                             $10.000

Income from investment operations
Net investment income                                                                              0.523
Net realized and net unrealized gain on investments                                                0.097
                                                                                                 -------
Total from investment operations                                                                   0.620
                                                                                                 -------

Less dividends and distributions
Dividends from net investment income                                                                none
Distributions from realized gain on investments                                                     none
                                                                                                 -------
Total dividends and distributions                                                                   none
                                                                                                 -------

Net asset value, end of period                                                                   $10.620
                                                                                                 =======

Total return                                                                                       6.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                                           $8,606
Ratio of expenses to average net assets                                                            0.80%
Ratio of expenses to average net assets
                  Prior to expense limitation                                                      1.23%
Ratio of net investment income to average net assets                                               7.44%
Ratio of net investment income to average net assets
                  Prior to expense limitation                                                      7.01%
Portfolio turnover                                                                                   70%
----------------------------------------------------------------------------------------------------------

                                                                                                  Period
Volatility                                                                                        5/1/97
                                                                                                 through
Volatility, as indicated by year-by-year total return(1)                      1998              12/31/97
                                                                       -----------------------------------
Volatility chart is not part of Financial highlights and has not                                   6.20%
been audited by Ernst & Young LLP




-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Trend Series
                                                                                             Year Ended 12/31
                                                                       ------------------------------------------------------
Premium Fund                                                               1998       1997       1996         1995      1994
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $14.560    $14.020      $10.160   $10.200

Income from investment operations
Net investment income                                                                0.019      0.050        0.098     0.079
Net realized and net unrealized gain (loss) on investments                           3.031      1.380        3.852   (0.119)
                                                                                   -------    -------      -------   -------
Total from investment operations                                                     3.050      1.430        3.950   (0.040)
                                                                                   -------    -------      -------   -------

Less dividends and distributions
Dividends from net investment income                                               (0.050)    (0.090)      (0.090)      none
Distributions from realized gain on investments                                    (0.180)    (0.800)         none      none
                                                                                   -------    -------      -------   -------
Total dividends and distributions                                                  (0.230)    (0.890)      (0.090)      none
                                                                                   -------    -------      -------   -------

Net asset value, end of period                                                     $17.380    $14.560      $14.020   $10.160
                                                                                   =======    =======      =======   =======

Total return                                                                        21.37%     11.00%       39.21%   (0.39%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                           $118,276    $56,423      $20,510    $7,087
Ratio of expenses to average net assets                                              0.80%      0.80%        0.80%     0.80%
Ratio of expenses to average net assets
                  Prior to expense limitation                                        0.88%      0.92%        0.96%     1.47%
Ratio of net investment income to average net assets                                 0.16%      0.56%        1.03%     1.63%
Ratio of net investment income to average net assets
                  Prior to expense limitation                                        0.08%      0.44%        0.87%     0.96%
Portfolio turnover                                                                    125%       112%          76%       59%
-----------------------------------------------------------------------------------------------------------------------------

Volatility
Volatility, as indicated by year-by-year total return(1)                   1998       1997       1996         1995      1994
                                                                       ------------------------------------------------------
Volatility chart is not part of Financial highlights and has not                    21.37%     11.00%       39.21%   (0.39%)
been audited by Ernst & Young LLP


                                                                      BACK COVER

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' shareholder reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during their last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. You may obtain a free copy of these documents by writing to us at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, or call toll-free 800-231-8002.

You can find reports and other information about the Series on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Series, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1-800-SEC-0330.


Web site

www.delawarefunds.com


E-mail

service@delinvest.com


Shareholder Inquiries

Call the Series at 1-800-523-1918

Investment Company Act File No. 811-6322

INVESTMENT MANAGERS
Delaware Management Company
One Commerce Square
Philadelphia, PA  19103

Delaware International Advisers Ltd.
Third Floor
80 Cheapside
London, England  EC2V 6EE

SUB-ADVISERS
Lincoln Investment Management, Inc.
200 E. Berry Street
Fort Wayne, Indiana 46802

Vantage Investment Advisors
630 Fifth Avenue
New York, NY  10111

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY  11245

DELAWARE GROUP

--------------------------------------

PREMIUM FUND, INC.

--------------------------------------










PART B

STATEMENT OF
ADDITIONAL INFORMATION

--------------------------------------

MAY 1, 1999







                           DELAWARE
                           INVESTMENTS
                           ===========
--------------------------------------

PART B--STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                                     MAY 1, 1999

--------------------------------------------------------------------------------

DELAWARE GROUP

--------------------------------------------------------------------------------

PREMIUM FUND, INC.

--------------------------------------------------------------------------------

1818 Market Street
Philadelphia, PA 19103

--------------------------------------------------------------------------------









--------------------------------------------------------------------------------

TABLE OF CONTENTS

--------------------------------------------------------------------------------

Cover Page
--------------------------------------------------------------------------------
Investment Objectives and Policies
--------------------------------------------------------------------------------
Accounting and Tax Issues
--------------------------------------------------------------------------------
Performance Information
--------------------------------------------------------------------------------
Trading Practices and Brokerage
--------------------------------------------------------------------------------
Offering Price
--------------------------------------------------------------------------------
Dividends and Realized Securities
         Profits Distributions
--------------------------------------------------------------------------------
Taxes
--------------------------------------------------------------------------------
Investment Management Agreements
and Sub-Advisory Agreements
--------------------------------------------------------------------------------
Officers and Directors
--------------------------------------------------------------------------------
General Information
--------------------------------------------------------------------------------
Appendix A--Description of Ratings
--------------------------------------------------------------------------------
Financial Statements
--------------------------------------------------------------------------------

         Delaware Group Premium Fund, Inc. ("Premium Fund" or the "Fund") is a diversified, open-end management investment company which is intended to meet a wide range of investment objectives with its separate Portfolios ("Series"). Each Series is in effect a separate fund issuing its own shares.

         The shares of the Fund are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners.

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectuses of the Fund dated May 1, 1999, as they may be amended from time to time. It should be read in conjunction with the prospectuses for the variable contracts and the Fund. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Fund's Prospectuses. The Fund's Prospectuses may be obtained by writing or calling your investment dealer or by contacting the Series' national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report can be obtained, without charge, by calling 800-523-1918

INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives of the Series are below. There can be no assurance that the objectives of any Series will be realized.

         Aggressive Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies which the manager believes have the potential for high earnings growth. This Series has the same objective and investment discipline as Aggressive Growth Fund of Voyageur Mutual Funds III, Inc., a separate fund in the Delaware Investments family.

         Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.

         Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. This Series has the same objective and investment disciplines as Delaware Group Cash Reserve, Inc., a separate fund in the Delaware Investments family.

         Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Under normal conditions, the Series intends to invest at least 65% of its total assets in convertible securities, which may include privately placed convertible securities. In pursuit of its investment objective, the Series may invest the balance of its assets in, among other things, preferred and common stock, U.S. Government securities, non-convertible fixed income securities and money market securities.

         Delaware Balanced Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. This Series has the same objective and investment disciplines as Delaware Balanced Fund of Delaware Group Equity Funds I, Inc., a separate fund in the Delaware Investments family, in that, as a "balanced" fund, the Series, consistent with its objective, invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities.

         DelCap Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. This Series has the same objective and investment disciplines as DelCap Fund of Delaware Group Equity Funds IV, Inc., a separate fund in the Delaware Investments family, in that it invests in common stocks and other securities including, but not limited to, convertible securities, warrants, preferred stocks, bonds and foreign securities, consistent with the Series' objective.

         Delchester Series seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high-yield bonds commonly known as junk bonds), U.S. government securities and commercial paper. This Series has the same objective and investment disciplines as Delchester Fund of Delaware Group Income Funds, Inc., a separate fund in the Delaware Investments family. An investment in the Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.

         Devon Series seeks current income and capital appreciation. The Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment adviser believes have the potential for above-average dividend increases over time. Under normal circumstances, the Series will invest at least 65% of its total assets in dividend paying common stocks. This Series has the same objective and investment disciplines as Devon Fund of Delaware Group Equity Funds I, Inc., a separate fund in the Delaware Investments family.

         Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity series of issuers located in emerging countries. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing. This Series has the same objective and investment disciplines as Emerging Markets Fund of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family.

         Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. This Series is a global fund, as such, at least 65% of the Series' assets will be invested in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. This Series has the same objective and investment disciplines as Global Bond Series of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family.

         Growth and Income Series (formerly named Decatur Total Return Series) seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Series has the same objective and investment disciplines as Growth and Income Fund of Delaware Group Equity Funds II, Inc., a separate fund in the Delaware Investments family, in that it invests generally, but not exclusively, in common stocks and income-producing securities convertible into common stocks, consistent with the Series' objective.

         International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. This Series has the same objective and investment disciplines as International Equity Series of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family, in that it invests in a broad range of equity securities of foreign issuers including common stocks, preferred stocks, convertible securities and warrants, consistent with the Series' objective.

         REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. This Series has the same objective and investment discipline as The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II of Delaware Pooled Trust, Inc., separate funds in the Delaware Investments family, which also invest in securities of companies primarily engaged in the real estate industry.

         Small Cap Value Series (formerly Value Series) seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. This Series has the same objective and investment disciplines as Small Cap Value Fund of Delaware Group Equity Funds V, Inc., a separate fund in the Delaware Investments family.

         Social Awareness Series (formerly Quantum Series) seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. This Series has the same objective and investment disciplines as Social Awareness Fund of Delaware Group Equity Funds II, Inc., a separate fund in the Delaware Investments family.

         Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. In addition, the Series may invest in U.S. equity securities. This Series has the same objective and investment disciplines as Strategic Income Fund of Delaware Group Income Funds, Inc., a separate fund in the Delaware Investments family.

         Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. This Series has the same objective and investment disciplines as Trend Fund of Delaware Group Trend Fund, Inc., a separate fund in the Delaware Investments family.

INVESTMENT RESTRICTIONS

         The Fund has the following restrictions for each Series (other than Aggressive Growth, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series) which may not be amended without approval of a majority of the outstanding voting securities of the affected Series, which is the lesser of more than 50% of the outstanding voting securities or 67% of the voting securities of the affected Series present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. Each such Series will not:

         1. Invest more than 5% of the value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall apply to only 75% of the assets of International Equity, Small Cap Value and Trend Series and to only 50% of the assets of Global Bond Series.

         2. Purchase more than 10% of the voting securities of any company, or invest in any company for the purpose of exercising control or management.

         3. Purchase or retain securities of a company which has an officer or director who is an officer or director of the Fund, or an officer or director of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.

         4. Purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of a Series' assets or (c) own securities of investment companies having an aggregate value in excess of 10% of a Series' assets. Any such purchase shall be at the customary brokerage commission. The limitations set forth in this restriction do not apply to purchases by International Equity Series of securities issued by closed-end investment companies, all of which must be at the customary brokerage commission.

         5. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude a Series' purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

         6. Purchase securities on margin, make short sales of securities or maintain a net short position (except that a Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the Series from satisfying margin requirements with respect to futures transactions.

         7. Invest in interests in oil, gas or other mineral exploration or development programs, commodities or commodities contracts. This restriction shall not prohibit International Equity, Small Cap Value and Trend Series from entering into futures contracts or options thereon, to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Series' assets.

         8. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 15% of its net assets. A Series shall not issue senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except for notes to banks.

         9. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with each Series' investment objective and policies are considered loans and except that each Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         10. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

         11. Invest more than 25% of its total assets in any particular industry, except that a Series may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's Ratings Group ("S&P") or P-2 or better by Moody's Investors Service, Inc. ("Moody's").

         12. Act as an underwriter of securities of other issuers, except that a Series may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, a Series might be deemed to be an underwriter for the purposes of the Securities Act of 1933.

         Investment restrictions 2, 3, 7 and 10 above are nonfundamental policies of Global Bond Series. In addition, although not considered a fundamental policy, Global Bond Series will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid assets. Securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent valuation are included in the category of illiquid assets.

         In addition, the following investment restrictions of such Series may be changed by the Board of Directors:

         (a) Each Series will not invest in warrants valued at lower of cost or market exceeding 5% of a Series' net assets. Included within that amount, but not to exceed 2% of a Series' net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. This restriction shall not apply to International Equity Series.

         (b) The Money Market Series will not invest more than 25% of its assets in foreign banks which are subject to the same regulation as United States banks or to foreign branches of United States banks where such a bank is liable for the obligations of the branch.

         While such Series are permitted under certain circumstances to borrow money, they do not normally do so. No investment securities will be purchased while a Series has an outstanding borrowing. The Fund has undertaken, for so long as required by California Regulatory Authority and so long as insurance policy premiums or proceeds of contracts sold in California are used to purchase Fund shares, each Series will not borrow money in excess of 25% of the value of its net assets.

         The following restrictions are fundamental policies of Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series, which may not be changed without the approval of the holders of a majority of the affected Series' outstanding voting securities:

         1. Each such Series, other than Emerging Markets Series, will not with respect to 75% of its total assets, purchase the securities of any issuer (other than those of other investment companies or of the U.S. Government or its agencies or instrumentalities), if immediately thereafter the Series would (a) have more than 5% of the value of its total assets in the securities of such issuer or (b) own more than 10% of the outstanding voting securities of such issuer.

         2. Each such Series will not invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

         3. Each such Series will not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that each Series may loan its assets to qualified broker/dealers or institutional investors.

         4. Each such Series will not engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         5. Each such Series will not borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, each Series may engage in short sales, purchase securities on margin, and write put and call options.

         6. Each such Series will not purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         7. Purchase or sell real estate; provided that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

         The Fund has adopted the following restrictions for the REIT Series which may not be amended without approval of a majority of the outstanding voting securities of the REIT Series, which is the lesser of more than 50% of the outstanding voting securities or 67% of the voting securities of the REIT Series present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

         1. The Series will concentrate its investments in the real estate industry. The Series will not invest more than 25% of its total assets in any other single industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

         2. The Series will not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements and loan participations), whether or not the purchase was made upon the original issuance of the securities, and except that the Series may loan its assets to qualified broker/dealers or institutional investors.

         3. The Series will not engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         4. The Series will not borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the Series may engage in short sales, purchase securities on margin, and write put and call options.

         5. The Series will not purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         6. The Series will not purchase or sell real estate; provided, that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; provided further, that the Series may own real estate directly as a result of a default on securities the Series owns.

         In addition to the above fundamental investment restrictions, the Series has the following investment restrictions which may be amended or changed without approval of shareholders.

         1. The Series will not invest for the purpose of acquiring control of any company.

         2. To the extent that the Series invests in securities of other investment companies, it will only do so in accordance with the provisions of the Investment Company Act in effect at the time of the investment.

         3. The Series will not invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         4. The Series will not purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities. This restriction does not apply to the purchase of futures or options contracts.

         The Fund has adopted the following restrictions for the Aggressive Growth Series which may not be amended without approval of a majority of the outstanding voting securities of the Aggressive Growth Series, which is the lesser of more than 50% of the outstanding voting securities or 67% of the voting securities of the Aggressive Growth Series present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Aggressive Growth Series shall not:

         1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or other thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Series may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Series from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Series from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         In applying the Series' fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

         In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus, the Aggressive Growth Series will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

         1. The Series is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Series may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. The Series may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Series has valued the investment.

ADDITIONAL INFORMATION ON THE CASH RESERVE AND CAPITAL RESERVES SERIES

Money Market Instruments
         The Capital Reserves Series may, from time to time, invest all or part of its available assets in money market instruments maturing in one year or less. Cash Reserve Series will invest all of its available assets in instruments which have a remaining maturity of 13 months or less at the time of acquisition and which will otherwise meet the maturity, quality and diversification conditions with which taxable money market funds must comply. The types of instruments which these Series may purchase are described below:

         1. U.S. Government Securities--Securities issued or guaranteed by the U.S. government, including Treasury Bills, Notes and bonds.

         2. U.S. Government Agency Securities--Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government whether supported by the full faith and credit of the U.S. Treasury or the credit of a particular agency or instrumentality.

         3. Bank Obligations--Certificates of deposit, bankers' acceptances and other short-term obligations of U.S. commercial banks and their overseas branches and foreign banks of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars, and certificates and issues of domestic savings and loan associations of one billion dollars in assets whose deposits are insured by the Federal Deposit Insurance Corporation. Any obligations of foreign banks shall be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. In particular, a foreign country could impose exchange controls which might delay the release of proceeds from that country. Such deposits are not covered by the Federal Deposit Insurance Corporation. Because of conflicting laws and regulations, an issuing bank could maintain that liability for an investment is solely that of the overseas branch which could expose the Series to a greater risk of loss. The Series will only buy short-term instruments in nations where these risks are minimal. The Series will consider these factors along with other appropriate factors in making an investment decision to acquire such obligations and will only acquire those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Series. Either Series may invest more than 25% of its assets in foreign banks except that this limitation shall not apply to United States branches of foreign banks which are subject to the same regulations as United States banks or to foreign branches of United States banks where such a bank is liable for the obligations of the branch. This policy may be changed by the Board of Directors without shareholder approval.

         Cash Reserve Series is subject to certain maturity, quality and diversification conditions applicable to taxable money market funds. Thus, if a bank obligation or, as relevant, its issuer is considered to be rated at the time of the proposed purchase, it or, as relevant, its issuer must be so rated in one of the two highest rating categories by at least two nationally-recognized statistical rating organizations or, if such security or, as relevant, its issuer is not so rated, the purchase of the security must be approved or ratified by the Board of Directors in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply.

         4. Commercial Paper--Short-term promissory notes issued by corporations which at the time of purchase are rated A-2 or better by S&P or P-2 or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Directors or, if not rated, issued or guaranteed by a corporation with outstanding debt rated AA, Aa or better by S&P or Moody's. Cash Reserve Series invests in commercial paper in accordance with the restrictions set forth in the Prospectuses.

         5. Short-term Corporate Debt--In addition to the other debt securities described in the Prospectuses, corporate notes, bonds and debentures which at the time of purchase are rated AA or better by S&P or Aa or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Directors, provided such securities have one year or less remaining to maturity. Such securities generally have greater liquidity and are subject to considerably less market fluctuation than longer issues. Cash Reserve Series invests in corporate notes, bonds and debentures in accordance with the restrictions set forth in the Prospectuses.

         The ratings of S&P, Moody's and other rating services represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings are the initial criteria for selection of portfolio investments, but the Series will further evaluate these securities. See Appendix A--Description of Ratings.

ADDITIONAL INFORMATION ON THE CAPITAL RESERVES, CASH RESERVE, DELAWARE AND DEVON SERIES

Asset-Backed Securities
         The Capital Reserves, Cash Reserve, Delaware and Devon Series may invest a portion of their assets in asset-backed securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

ADDITIONAL INFORMATION ON THE CAPITAL RESERVES SERIES

Average Weighted Maturity
         The Capital Reserves Series ordinarily maintains its average dollar weighted portfolio maturity within the five to seven year range, but not in excess of ten years. However, many of the securities in which the Series invests will have remaining maturities in excess of seven years. The Series may purchase individual securities with a remaining maturity of up to 15 years.

         Some of the securities in the Series' portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the

Series will, when determining average weighted maturity, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

         Instruments such as GNMA, FNMA and FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns. For purposes of determining the Series' average weighted maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

ADDITIONAL INFORMATION ON THE CASH RESERVE SERIES
         The Series intends to achieve its objective by investing its assets in a diversified portfolio of money market instruments. See Money Market Instruments below and Appendix A--Description of Ratings.

         The Series maintains its net asset value at $10 per share by valuing its securities on an amortized cost basis. See Offering Price. The Series maintains a dollar weighted average portfolio maturity of not more than 90 days and does not purchase any issue having a remaining maturity of more than 13 months. In addition, the Series limits its investments, including repurchase agreements, to those instruments which the Board of Directors determines present minimal credit risks and which are of high quality. The Series may sell portfolio securities prior to maturity in order to realize gains or losses or to shorten the average maturity if it deems such actions appropriate to maintain a stable net asset value. While the Series will make every effort to maintain a fixed net asset value of $10 per share, there can be no assurance that this objective will be achieved.

         While the Series intends to hold its investments until maturity when they will be redeemable at their full principal value plus accrued interest, it may attempt, from time to time, to increase its yield by trading to take advantage of market variations. Also, revised evaluations of the issuer or redemptions may cause sales of portfolio investments prior to maturity or at times when such sales might otherwise not be desirable. The Series' right to borrow to facilitate redemptions may reduce but does not guarantee a reduction in the need for such sales. The Series will not purchase new securities while any borrowings are outstanding. See Dividends and Realized Securities Profits Distributions and Taxes for effect of any capital gains distributions.

         A shareholder's rate of return will vary with the general interest rate levels applicable to the money market instruments in which the Series invests. In the event of an increase in current interest rates, a national credit crisis or if one or more of the issuers became insolvent prior to the maturity of the instruments, principal values could be adversely affected. Investments in obligations of foreign banks and of overseas branches of U.S. banks may be subject to less stringent regulations and different risks than those of U.S. domestic banks. The rate of return and the net asset value will be affected by such other factors as sales of portfolio securities prior to maturity and the Series' operating expenses.

ADDITIONAL INFORMATION ON THE INTERNATIONAL EQUITY, VALUE, TREND, GLOBAL BOND, STRATEGIC INCOME, DEVON, EMERGING MARKETS, CONVERTIBLE SECURITIES, SOCIAL AWARENESS, REIT AND AGGRESSIVE GROWTH SERIES

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures Contracts--Each of International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness, REIT and Aggressive Growth Series may enter into futures contracts relating to securities, securities indices or interest rates. In addition, International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series may enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, securities and securities index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.") Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Series' current or intended investments from broad fluctuations in stock or bond prices. For example, a Series may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Series' current or intended investments in fixed-income securities. For example, if a Series owned long-term bonds and interest rates were expected to increase, that Series might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Series' portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Series to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Series' interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Series from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Series' cash reserve could then be used to buy long-term bonds on the cash market.

         As noted in the Prospectus, International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series may each purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each of International Equity, Global Bond,

Strategic Income, Emerging Markets and Convertible Securities Series may sell futures contracts on a foreign currency, for example, when a Series holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Series' loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, each of International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Series purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Series may also engage in currency "cross hedging" when, in the opinion of the Series' investment manager Delaware Management Company ("Delaware Management") or Delaware International Advisers Ltd. ("Delaware International"), as applicable, the historical relationship among foreign currencies suggests that a Series may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

         Options on Futures Contracts--As noted in the Prospectus, each of International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Emerging Markets, Convertible Securities, REIT and Aggressive Growth Series may purchase and write options on the types of futures contracts that Series could invest in.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Series' portfolio. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option a Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Series' losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Series may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected marketwide decline or changes in interest or exchange rates, a Series could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. If the market decline does not occur, the Series will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Series could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Series will suffer a loss equal to the price of the call, but the securities which the Series intends to purchase may be less expensive.

Options on Foreign Currencies
         International Equity, Global Bond, Strategic Income, Emerging Markets, Convertible Securities, REIT and Aggressive Growth Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipate a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, they could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against the anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased costs up to the value of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

         Each Series intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Series' custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principle amount as the call written where the exercise price of the call held (a) is equal to less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its custodian bank.

         With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

ADDITIONAL INFORMATION ON THE DEVON SERIES
         Mortgage-Backed Securities--In addition to mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations, Devon Series may also invest its assets in securities issued by certain private, nongovernment corporations, such as financial institutions. Certain of these private-backed securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Devon Series will invest in such private-backed securities only if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Series currently invests in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the four highest grades by a nationally-recognized rating agency.

         Convertible Securities--The Series may invest in convertible securities, including corporate debentures, bonds, notes and preferred stocks that may be converted into or exchanged for common stock. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Series may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Series upon conversion of a convertible security will generally be held for so long as Delaware Management anticipates such stock will provide the Series with opportunities which are consistent with the Series' investment objectives and policies.

         The Series may invest in convertible debentures without regard to rating categories. Investing in convertible debentures that are rated below investment grade or unrated but of comparable quality entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investing in investment grade convertible debentures. Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

         The Series may have difficulty disposing of such lower rated convertible debentures because the trading market for such securities may be thinner than the market for higher rated convertible debentures. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities. The lack of a liquid secondary market as well as adverse publicity with respect to these securities, may have an adverse impact on market price and the Series' ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of pricing the Series' portfolio and calculating its net asset value. The market behavior of convertible securities in lower rating categories is often more volatile than that of higher quality securities. Lower quality convertible securities are judged by Moody's and S&P to have speculative elements or characteristics; their future cannot be considered as well assured and earnings and asset protection may be moderate or poor in comparison to investment grade securities.

         In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. The market values of securities rated below investment grade tend to be more sensitive to company specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing.

ADDITIONAL INFORMATION ON THE STRATEGIC INCOME, EMERGING MARKETS, CONVERTIBLE SECURITIES, REIT AND AGGRESSIVE GROWTH SERIES
         When-Issued, "When, As and If Issued" and Delayed Delivery Securities and Forward Commit- ments -- The Series may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. The Series may also purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment can take place a month or more after the date of the commitment. The Series will establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other portfolio securities equal in value to commitments to purchase securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis.

         While the Series will only purchase securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis with the intention of acquiring the securities, the Series may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Series makes the commitment to purchase or sell securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

         Enhanced Convertible Securities -- Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, the PERCS would convert into one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and thus do not provide call protection. However, if called early, the issuer must pay a premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         Strategic Income and Emerging Markets Series may also invest in other enhanced convertible securities. See Enhanced Convertible Securities under Convertible Securities Series in the Prospectus.

Restricted Securities

         The Series may purchase privately-placed debt and other securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return than comparable registered securities but involve some additional risk since they can be resold only in privately-negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which could result in the Series obtaining a less favorable price on a resale. Aggressive Growth, Strategic Income, Convertible Securities and REIT Series will not purchase illiquid assets if more than 15% of its respective net assets would then consist of such illiquid securities.

ADDITIONAL INFORMATION ON THE SOCIAL AWARENESS SERIES

         Investment Company Securities--Any investments that Social Awareness Series makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Series may not (1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Series' total assets in the shares of any one investment company; nor (3) invest more than 10% of the Series' total assets in shares of other investment companies. If a Series elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Series' investments in unregistered investment companies.

         Unseasoned Companies--Social Awareness Series may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Series may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

         In addition, as a matter of non-fundamental policy, Social Awareness Series will adhere to a Social Criteria strategy:

         Vantage will utilize the Social Investment Database published by KLD in determining whether a company is engaged in any activity precluded by the Series' Social Criteria. The Social Investment Database reflects KLD's determination of the extent to which a company's involvement in the activities prohibited by the Social Criteria is significant enough to merit a concern or a major concern. Significance may be determined on the basis of percentage of revenue generated by, or the size of the operations attributable to, activities related to such Social Criteria, or other factors selected by KLD. The social screening undergoes continual refinement and modification.

         Pursuant to the Social Criteria presently in effect, the Series will not knowingly invest in or hold securities of companies which engage in:

         1. Activities which result or are likely to result in damage to the natural environment;

         2. The production of nuclear power, the design or construction of nuclear power plants, or the manufacture of equipment for the production of nuclear power;

         3. The manufacture of, or contracting for, military weapons; or

         4. The liquor, tobacco or gambling industries.

         Because of its Social Criteria, the Series may not be able to take the same advantage of certain investment opportunities as do funds which do not have Social Criteria. Only securities of companies not excluded by any of the Social Criteria will be eligible for consideration for purchase by the Series according to its objective and policies described in the Prospectus.

         The Series will commence the orderly sale of securities of a company when it is determined by Vantage that such company no longer adheres to the Social Criteria. The Series will sell such securities in a manner so as to minimize any adverse affect on the Series' assets. Typically, such sales will be made within 90 days from the date of Vantage's determination, unless a sale within the 90 day period would produce a significant loss to the overall value of the Series' assets.

REPURCHASE AGREEMENTS

         Each of the Fund's 17 Series may, from time to time, enter into repurchase transactions. Repurchase agreements are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities. Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. The Series will take custody of the collateral under repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchase security. Such transactions afford an opportunity for the Series to invest temporarily available cash. The Series' risk is limited to the seller's ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should such an issuer default, the investment managers believe that, barring extraordinary circumstances, the Series will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. The Series consider the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. The Series will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act of 1940 to allow the funds in the Delaware Investments family jointly to invest cash balances. Each Series of the Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.


PORTFOLIO LOAN TRANSACTIONS
         Each of the Fund's 17 Series, except for Cash Reserve Series, may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.


         It is the understanding of the Series' respective investment manager that the staff of the Securities and Exchange Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series; 3) the Series must be able to terminate the loan after notice, at any time; 4) the Series must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Series may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.

         The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent facts by the Series' respective investment manager, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Series' respective investment manager.


FOREIGN SECURITIES
         To the extent the Fund's 17 Series are authorized and intend to invest in foreign securities, investors should recognize that investing in securities of foreign issuers involves certain considerations, including those set forth in the Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of certain of the Series permit them to enter into forward foreign currency exchange contracts and various related currency transactions in order to hedge the Series' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by a Series. Payment of such interest equalization tax, if imposed, would reduce such Series' rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Series by United States corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986 (the "Code"), as amended, and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts a Series may make or enter into will be subject to the special currency rules described above.

FOREIGN CURRENCY TRANSACTIONS
         In connection with a Series' investment in foreign securities, a Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Series will account for forward contracts by marking to market each day at daily exchange rates.

         When a Series enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of that Series' assets denominated in such foreign currency, the Series' custodian bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Series in an amount not less than the value of such Series' total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

OPTIONS
         Each of the Fund's 17 Series, except for Cash Reserve Series, may write call options and purchase put options on a covered basis only. International Equity, Global Bond, Emerging Markets, Convertible Securities, REIT and Aggressive Growth Series may also purchase call options. The Series also may enter into closing transactions with respect to such options transactions. No Series will engage in option transactions for speculative purposes.

         To the extent authorized to engage in option transactions, the Series may invest in options that are Exchange listed and International Equity, Global Bond, Emerging Markets, Convertible Securities, REIT and Aggressive Growth Series may also invest in options that are traded over-the-counter. The other Series reserve the right to invest in over-the-counter options upon written notice to their shareholders. The Series will enter into an option position only if there appears to be a liquid market for such options. However, there can be no assurance that a liquid secondary market will be maintained. Thus, it may not be possible to close option positions and this may have an adverse impact on a Series' ability to effectively hedge its securities.


         A. Covered Call Writing--A Series may write covered call options from time to time on such portion of its portfolio, without limit, as the respective investment manager determines is appropriate in seeking to obtain the Series' investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Series, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to such options, the Series may enter into closing purchase transactions. A closing purchase transaction is one in which the Series, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         A Series will write call options only on a covered basis, which means that the Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Series will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Put Options--A Series may invest up to 2% of its total assets in the purchase of put options. The Series will, at all times during which it holds a put option, own the security covered by such option.

         A put option purchased by the Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Series to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.


         C. Purchasing Call Options--International Equity, Global Bond, Emerging Markets, Convertible Securities, REIT and Aggressive Growth Series may purchase call options to the extent that premiums paid by the Series do not aggregate more than 2% of the Series' total assets. When the Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.


         The Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Series may expire without any value to the Series.


         D. Options on Stock Indices--The DelCap, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities, REIT and Aggressive Growth Series also may write call options and purchase put options on certain stock indices and enter into closing transactions in connection therewith. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.


         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Series on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.


         As with stock options, DelCap, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities, REIT and Aggressive Growth Series may offset positions in stock index options prior to expiration by entering into a closing transaction on an Exchange or may let the option expire unexercised.


         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

         The Series' ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Series' portfolio securities. Since the Series' portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Series bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Series' ability to effectively hedge its securities. The Series will enter into an option position only if there appears to be a liquid secondary market for such options.


         DelCap, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities, REIT and Aggressive Growth Series will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

         E. Writing Covered Puts--Convertible Securities, REIT and Aggressive Growth Series may purchase or sell (write) put options on securities as a means of achieving additional return or of hedging the value of the Series' portfolio. A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. The Series will write only "covered" options. In the case of a put option written (sold) by the Series, the Series will, through its custodian, deposit and maintain cash and short-term U.S. Treasury obligations with a securities depository or the custodian having a value equal to or greater than the exercise price of the underlying security.


         F. Closing Transactions-- If a Series has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that either a closing purchase or sale transaction can be effected when a Series so desires. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

         A Series will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Series will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series. If a Series purchases a put option, the loss to the Series is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit a Series realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

ACCOUNTING AND TAX ISSUES

         When a Series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Series' assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has written expires on its stipulated expiration date, a Series recognizes a capital gain. If a Series enters into a closing purchase transaction with respect to an option which a Series has written, a Series realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Series has written is exercised, a Series realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Series for the purchase of a put option is recorded in the Series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has purchased expires on the stipulated expiration date, a Series realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.


         Options on Certain Stock Indices--Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by the DelCap, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities, REIT and Aggressive Growth Series at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

         Other Tax Requirements--Each Series, other than Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness, REIT and Aggressive Growth Series, has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness, REIT and Aggressive Growth Series intend to qualify as regulated investment companies under the Code. As such, a Series will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets.


         In order to qualify as a regulated investment company for federal income tax purposes, a Series must meet certain specific requirements, including:

         (i) The Series must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Series' total assets, and, with respect to 50% of the Series= total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Series' total assets;

         (ii) The Series must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

         (iii) The Series must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years, and

         (iv) The Series must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Series for less than three months ("short-short income"). The Taxpayer Relief Act of 1997 (the "1997 Act") repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Series as a regulated investment company.

         The Code requires the Series to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to the Series) to you by December 31 of each year in order to avoid federal excise taxes. The Series intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains.

         The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a Series must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Series will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         Investment in Foreign Currencies and Foreign Securities--A Series is authorized to invest a limited amount in foreign securities. Such investments, if made, will have the following additional tax consequences to a Series:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Series accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Series actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Series' net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Series.

         If the Series' Section 988 losses exceed the Series= other net investment company taxable income during a taxable year, the Series generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions of federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Series shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Series shares will be treated as capital gain to you.

         The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require the Series to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under the Series' current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction. Under the new law, the Series will be required to record a fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of the Series' foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

         The Series may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the Series at the end of its fiscal year are invested in securities of foreign corporations, the Series may elect to pass-through to you your pro rata share of foreign taxes paid by the Series. If this election is made, you will be: (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by the Series) and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by the Fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by the Series). If the Series elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If the Series invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata shares of foreign taxes paid by the Series. In this case, these taxes will be taken as a deduction by the Series, and the income reported to you will be the net amount after these deductions. The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by the Series. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the Series to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by the Series. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040. You should note that this simplified procedure is not available until calendar year 1998.


         Investment in Passive Foreign Investment Company Securities--The Series may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Series receives an "excess distribution" with respect to PFIC stock, the Series itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Series to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Series held the PFIC shares. The Series itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Series taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Series. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Series distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Series may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Series generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the Series' PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The Series would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the Series were to make this second PFIC election, tax at the Series level under the PFIC rules would generally be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by the Series (if any), the amounts distributable to you by the Series, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Series acquires shares in that corporation. While the Series will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

         Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by the Series, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce the Series income available for distribution to you, and may cause some or all of the Series previously distributed income to be classified as a return of capital.

PERFORMANCE INFORMATION

         Contract owners and prospective investors will be interested in learning from time to time the current yield of Delchester, Capital Reserves, Global Bond and Strategic Income Series and, in addition, the effective compounded yield of Cash Reserve Series. Advertisements of performance of the underlying Series, if any, will be accompanied by a statement of performance of the separate account. As explained under Dividends and Realized Securities Profits Distributions, dividends for Delchester, Capital Reserves, Strategic Income and Cash Reserve Series are declared daily from net investment income and dividends for Global Bond Series are declared quarterly. Yield will fluctuate as income earned fluctuates.

         From time to time, the Fund may state each Series' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Series' average annual total rate of return over the most recent one-, five- and ten-year periods. Each Series may also advertise aggregate and average total return information over additional periods of time.

         Each Series' average annual total rate of return is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                        n
                                  P(1+T) = ERV

         Where: P = a hypothetical initial purchase order of $1,000;

                T = average annual total return;

                n = number of years;

              ERV = redeemable value of the hypothetical $1,000 purchase at the end of the period.

         Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes all distributions are reinvested at net asset value.

         The performance of the Series, as shown below, is the average annual total return quotations through December 31, 1998. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

------------------------------------------------------------------------------------------------------------------------------------
Series                   1 year ended          3 years ended         5 years ended          10 years ended        Life of Fund
                         12/31/98              12/31/98              12/31/98               12/31/98
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------------
Delchester
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------------
Capital Reserves
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------------
Cash Reserve
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------------
Delaware Balanced
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------------
DelCap
(Inception 7/12/91)
------------------------------------------------------------------------------------------------------------------------------------
International Equity
(Inception 10/29/92)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value
(Inception 12/27/93)
------------------------------------------------------------------------------------------------------------------------------------
Trend
(Inception 12/27/93)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Global Bond
(Inception 5/2/96)
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------------
Devon
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------------
Convertible Securities
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------------
Social Awareness
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------------

* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements and Sub-Advisory Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

         Delchester, Capital Reserves, Global Bond and Strategic Income Series may also quote its current yield, calculated as described below, in advertisements and investor communications.

         The yield computation for Delchester, Capital Reserves, Global Bond and Strategic Income Series is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                      a--b            6
                         YIELD = 2[(-------- + 1) -- 1]
                                       cd

         Where:  a  =  dividends and interest earned during the period;

                 b  =  expenses accrued for the period (net of reimbursements);

                 c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends;

                 d = the maximum offering price per share on the last day of the period.


         The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by the Series. The yields of Delchester, Capital Reserves and Strategic Income Series as of December 31, 1998 using this formula were 0.00%, 0.00% and 0.00%, respectively.


         Yield quotations are based on the offering price determined by the Series' net asset value on the last day of the period and will fluctuate depending on the period covered.

         Cash Reserve Series may also quote its current yield in advertisements and investor communications.

         Yield calculation for Cash Reserve Series begins with the value of a hypothetical account of one share at the beginning of a seven-day period; this is compared with the value of that same account at the end of the same period (including shares purchased for the account with dividends earned during the period). The net change in the account value is generally the net income earned per share during the period, which consists of accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses (excluding expenses reimbursed by the investment manager) but does not include realized gains or losses or unrealized appreciation or depreciation.

         The current yield of Cash Reserve Series represents the net change in this hypothetical account annualized over 365 days. In addition, a shareholder may achieve a compounding effect through reinvestment of dividends which is reflected in the effective yield shown below.

         The following is an example, for purposes of illustration only, of the current and effective yield calculations for Cash Reserve Series for the seven-day period ended December 31, 1998.

Value of a hypothetical account with one
       share at the beginning of the period.................... $10.00000000

Value of the same account at the
       end of the period.......................................    .00000000
                                                                ============


Net change in account value....................................    .00000000*


Base period return = net change in account
       value ) beginning account value.........................   .000000000


Current yield [base period return x (365) 7)].................          0.00%**
                                                                        ====

Effective yield (1 + base period)365/7 - 1.....................         0.00%***
                                                                        ====

Weighted average life to maturity of the portfolio on December 31, 1998 was 00 days.


  * This represents the net income per share for the seven calendar days ended December 31, 1998.
 ** This represents the average of annualized net investment income per share for the seven calendar days ended December 31, 1998.
*** This represents the current yield for the seven calendar days ended December
    31, 1998 compounded daily.


         The yield quoted at any time represents the amount being earned on a current basis and is a function of the types of instruments in Cash Reserve Series' portfolio, their quality and length of maturity and the Series' operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of the investment.

         The yield will fluctuate daily as the income earned on the investments of Cash Reserve Series fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Fund is an open-end investment company and that there is no guarantee that the net asset value or any stated rate of return will remain constant. Investment performance is not insured. Investors comparing results of Cash Reserve Series with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by Cash Reserve Series. Although Cash Reserve Series determines the yield on the basis of a seven-calendar-day period, it may, from time to time, use a different time span.

         Other funds of the money market type may calculate their yield on a different basis and the yield quoted by the Series could vary upward or downward if another method of calculation or base period were used.

         Investors should note that income earned and dividends paid by Delchester, Capital Reserves, Global Bond and Strategic Income Series will also vary depending upon fluctuations in interest rates and performance of each Series' portfolio. The net asset value of each Series may change. Unlike Cash Reserve Series, Delchester, Capital Reserves, Global Bond and Strategic Income Series invest in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Series' net asset values will tend to rise when interest rates fall. Conversely, the Series' net asset values will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Series will vary from day to day and investors should consider the volatility of the Series' net asset values as well as their yields before making a decision to invest.

Comparative Information
         From time to time, each Series may also quote its actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Series may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International
(MSCI), Europe, Australia and Far East (EAFE) Index, the MSCI Emerging Markets Free Index, or the Salomon Brothers World Government Bond Index. Performance also may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Series may invest and the assumptions that were used in calculating the blended performance will be described.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Series' performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. Similarly, the MSCI EAFE Index, the MSCI Emerging Markets Free Index, and the Salomon Brothers World Government Bond Index are industry-accepted unmanaged indices of equity securities in developed countries and global debt securities, respectively, used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

         Each Series may also promote its yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc., IBC/Donoghue's Money Market Report and Morningstar, Inc.

         The performance of multiple indices compiled and maintained by statistical research firms, such as Morgan Stanley, Salomon Brothers and Lehman Brothers, may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Series may invest and the assumptions that were used in calculating the blended performance will be described.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Series may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Series. The Series may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Series may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Series (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Series), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Series. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Series may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Series. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Series and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management and tax planning and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Series and may illustrate how to find the listings of the Series in newspapers and periodicals. Materials may also include discussions of other Series, products, and services.

         The Series may quote various measures of volatility and benchmark correlation in advertising. In addition, the Series may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Series may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Series may include information regarding the background and experience of its portfolio managers.

         The following table is an example, for purposes of illustration only, of cumulative total return performance for the Series through December 31, 1998. For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods.

------------------------------------------------------------------------------------------------------------------------------------
Series                  3 months     6 months     9 months      1 year        3 years       5 years      10 years
                         ended        ended        ended         ended         ended          ended       ended
                        12/31/98     12/31/98     12/31/98     12/31/98       12/31/98      12/31/98     12/31/98      Life of Fund
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------------
Delchester
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------------
Capital Reserves
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------------
Cash Reserve
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------------
Delaware Balanced
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------------
DelCap
(Inception 7/12/91)
------------------------------------------------------------------------------------------------------------------------------------
International Equity
(Inception 10/29/92)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value
(Inception 12/27/93)
------------------------------------------------------------------------------------------------------------------------------------
Trend
(Inception 12/27/93)
------------------------------------------------------------------------------------------------------------------------------------
Global Bond
(Inception 5/2/96)
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------------
Devon
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------------
Convertible Securities
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------------
Social Awareness
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------------
REIT
(Inception 5/1/98)
------------------------------------------------------------------------------------------------------------------------------------

* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements and Sub-Advisory Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

         Because every investor's goals and risk threshold are different, certain advertising and other related literature may provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, information may be provided discussing the respective investment manager's overriding investment philosophy and how that philosophy affects investment disciplines of the Series and other funds in the Delaware Investments family employed in meeting their objectives.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Prices of securities such as stocks and bonds tend to move up and down over various market cycles and are generally intended for longer term investing. Money market funds, which typically maintain stable prices, are generally intended for your short-term investment needs and can often be used as a basis for building a long-term investment plan.

         Though logic says to invest when prices are low, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule.

         Dollar-cost averaging looks simple and it is, but there are important things to remember. Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                         Number
             Investment               Price Per         of Shares
               Amount                   Share           Purchased

            Month 1 $100               $10.00              10
            Month 2 $100               $12.50               8
            Month 3 $100                $5.00              20
            Month 4 $100               $10.00              10
            -----------------------------------------------------
                    $400               $37.50              48

Total Amount Invested: $400
Total Number of Shares Purchased: 48
Average Price Per Share: $9.38 ($37.50/4)
Average Cost Per Share: $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of a Series.

THE POWER OF COMPOUNDING
         As part of your Variable Annuity contract, any earnings from your investment selection are automatically reinvested to purchase additional shares of a Series. This gives your investment yet another opportunity to grow. It's called the Power of Compounding. Each Series may included illustrations showing the Power of Compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE

         The Fund or, in the case of International Equity, Global Bond and Emerging Markets Series, Delaware International, selects banks, brokers or dealers to execute transactions on behalf of the Series for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department or, in the case of International Equity, Global Bond and Emerging Markets Series, Delaware International, as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is in the equivalent of a commission.


         During the fiscal years ended December 31, 1996, 1997 and 1998, the aggregate dollar amounts of brokerage commissions were paid by the Series noted below:



                                            1996             1997           1998

         Growth and Income Series          $302,434        $518,762
         Delaware Balanced Series           $83,262        $120,307
         DelCap Series                     $101,211        $270,393
         International Equity Series       $110,181        $215,242
         Small Cap Value Series             $53,113        $119,689
         Trend Series                       $80,172        $182,867
         Devon Series*                          N/A         $21,022
         Emerging Markets Series*               N/A         $28,640
         Convertible Securities Series*         N/A          $5,517
         Social Awareness Series*               N/A          $7,416
         REIT Series**                          N/A             N/A

 *Commenced operations on May 1, 1997.
**Commenced operations on May 1, 1998.


         The respective investment manager may allocate out of all commission business generated by all of the funds and accounts under management by the respective investment manager, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers; securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the respective investment manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended December 31, 1998, portfolio transactions of the following Series in the amounts listed below, resulting in brokerage commissions in the amounts listed below were directed to brokers for brokerage and research services provided:

                                         Portfolio             Brokerage
                                       Transactions           Commissions
                                          Amounts               Amounts
                                       ------------           -----------
Growth and Income Series
Delaware Balanced Series
DelCap Series
International Equity Series
Small Cap Value Series
Trend Series
Devon Series
Emerging Markets Series
Convertible Securities Series
Social Awareness Series
REIT Series*

*Commenced operations on May 1, 1998.

         As provided in the Securities Exchange Act of 1934 and the Investment Management Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the respective investment manager which constitute in some part brokerage and research services used by the respective investment manager in connection with its investment decision-making process and constitute in some part services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the respective investment manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Investments family. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The respective investment manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the respective investment manager and the Fund's Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may place orders with broker/dealers which have agreed to defray certain expenses of the funds in the Delaware Investments family, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of such funds shares as a factor in the selection of brokers and dealers to execute Series portfolio transactions.

Portfolio Turnover

         The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate for each Series. Given the respective Series' investment objectives, the Fund anticipates that the annual portfolio turnover rates are not expected to exceed 100% for the Growth and Income, International Equity, Global Bond, Strategic Income, Emerging Markets, Devon, Social Awareness and REIT Series, 200% for the Capital Reserves, and Delaware Balanced Series, and may exceed 100% for the Delchester, Small Cap Value and Trend Series and 200% for the Convertible Securities Series. Although the DelCap Series' portfolio turnover exceeded 100% for the previous fiscal year, it is not expected to exceed 100% in the current fiscal year. It is possible that in any particular year market conditions or other factors might result in portfolio activity at a greater rate than anticipated. The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Series during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         The degree of portfolio activity may affect brokerage costs incurred by each Series. A turnover rate of 100% would occur, for example, if all the investments in a Series' portfolio at the beginning of the year were replaced by the end of the year. In investing to achieve their respective objective, a Series may hold securities for any period of time. Portfolio turnover will also be increased if a Series writes a large number of call options which are subsequently exercised. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Series' shares.

         The portfolio turnover rates for the Series noted below for the past two fiscal years were as follows:


                                       Year Ended                 Year Ended
                  Series            December 31, 1997          December 31, 1998
                  ------            -----------------          -----------------

Growth and Income Series                    54%
Delchester Series                          121%
Capital Reserves Series                    120%
Delaware Balanced Series                    67%
DelCap Series                              134%
International Equity Series                  7%
Small Cap Value Series                      41%
Trend Series                               125%
Global Bond Series                          97%
Strategic Income Series                    70%*
Devon Series                               80%*
Emerging Markets Series                    48%*
Convertible Securities Series             209%*
Social Awareness Series                    52%*
REIT Series                                N/A                           **

 *  Annualized. Commenced operations on May 1, 1997.
**  Annualized. Commenced operations on May 1, 1998.

OFFERING PRICE

         The offering price of shares is the net asset value per share next to be determined after an order is received. The purchase of shares becomes effective at the close of business on the day on which the investment is received from the life company and after any dividend is declared. Dividends, if any, begin to accrue on the next business day. There is no sales charge.

         The purchase will be effected at the net asset value next computed after the receipt of Federal Funds provided they are received by the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when such exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed. In the event of changes in Securities and Exchange Commission requirements or the Fund's change in time of closing, the Fund reserves the right to price at a different time, to price more often than once daily or to make the offering price effective at a different time.

         An example showing how to calculate the net asset value per share is included in the Series' financial statements which are incorporated by reference into this Part B.

         The net asset value per share is computed by adding the value of all securities and other assets in a Series' portfolio, deducting any liabilities of that Series and dividing by the number of that Series' shares outstanding. Expenses and fees are accrued daily. Each Series' net asset value per share is computed by adding the value of all the securities and other assets in the Series' portfolio, deducting any liabilities of the Series, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. In determining a Series' total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are valued at the last sale price on that exchange. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. For valuation purposes, foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars based on rates in effect that day. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars based on rates in effect as of 12 p.m., Eastern time. Use of a pricing service has been approved by the Board of Directors. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Series of securities owned by it is not reasonably practical, or it is not reasonably practical for a Series fairly to value its assets, or in the event that the Securities and Exchange

Commission has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw a request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

Money Market Series
         The Board of Directors has adopted certain procedures to monitor and stabilize the price per share of Cash Reserve Series. Calculations are made each day to compare part of the Series' value with the market value of instruments of similar character. At regular intervals all issues in the portfolio are valued at market value. Securities maturing in more than 60 days are valued more frequently by obtaining market quotations from market makers. The portfolio will also be valued by market makers at such other times as is felt appropriate. In the event that a deviation of more than 1/2 of 1% exists between the Series' $10 per share offering and redemption prices and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, should be initiated, such as changing the price to more or less than $10 per share.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

         Dividends for the Delchester, Capital Reserves and Strategic Income Series are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year. The Fund's fiscal year ends on December 31.

         For the Growth and Income, Delaware Balanced, Devon, Convertible Securities and Global Bond Series, the Fund will make payments from the Series' net investment income quarterly. Distributions from the respective Series' net realized securities profits, if any, normally will be made following the close of the fiscal year.

         For the Aggressive Growth, DelCap, International Equity, Small Cap Value, Trend, Emerging Markets, Social Awareness and REIT Series, the Fund will make payments from the Series' net income and net realized securities profits, if any, once a year.


         All dividends and distributions are automatically reinvested in additional Series shares.

Cash Reserve Series
         The Fund declares a dividend of this Series' net investment income on a daily basis, to shareholders of record at the time of the previous calculation of the Series' net asset value, each day that the Fund is open for business. Payment of dividends will be made monthly on the first business day following the end of the month. The amount of net investment income will be determined at the time the offering price and net asset value are determined (see Offering Price), and shall include investment income accrued, less the estimated expenses of the Series incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared at the time the offering price and net asset value are determined, as noted above, will be deducted immediately before the net asset value calculation is made. See Offering Price. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day. An investor begins earning dividends when payments for shares purchased are converted into Federal Funds and are available for investment.

         To the extent necessary to maintain a $10 per share net asset value, the Board of Directors will consider temporarily reducing or suspending payment of daily dividends, or making a distribution of realized securities profits or other distributions at the time the net asset value per share has changed.

TAXES

         Each Series, other than Aggressive Growth, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series, has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Aggressive Growth, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series intend to qualify as regulated investment companies under the Code. As such, a Series will not be subject to federal income tax to the extent its earnings are distributed and it satisfies other requirements relating to the sources of its income and diversification of its assets.

         Each Series of the Fund is treated as a single tax entity, and any capital gains and losses for each series are calculated separately. It is the Series' policy to pay out substantially all net investment income and net realized gains to relieve the Fund of federal income tax liability on that portion of its income paid to shareholders under the Internal Revenue Code.

         The Series does not have a fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Presently, however, the Series intends to offset realized securities profits to the extent of the capital losses carried forward.

         All dividends out of net investment income, together with distributions from short-term capital gains, will be taxable to those shareholders who are subject to income taxes as ordinary income. (These distributions may be eligible for the dividends-received deductions for corporations.) Any net long-term capital gains distributed to those shareholders who are subject to income tax will be taxable as such, regardless of the length of time a shareholder has owned their shares.

         Under the Taxpayer Relief act of 1997 (the "1997 Act"), the Series is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

         "Mid-term capital gains" or "28 percent rate gain": securities sold by the Series after July 28, 1997 that were held more than one year but not more than 18 months. These gains will be taxable to individual investors at a maximum rate of 28%.

         "1997 Act long-term capital gains" or "20 percent rate gain": securities sold by the Series after July 28, 1997 that were held for more than 18 months. These gains will be taxable to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

         "Qualified 5-year gains": For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individual who are subject to tax at higher rate brackets, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares (any loss is disallowed) in order to qualify such shares as qualified 5-year property as though purchased after December 31, 2000. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the 5 year holding period.

INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS


         Delaware Management Company ("Delaware Management"), located at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, furnishes investment management services to Growth and Income, Delchester, Capital Reserves, Cash Reserve, DelCap, Delaware Balanced, Small Cap Value, Trend, Strategic Income, Devon, Convertible Securities, Social Awareness and REIT Series. Delaware International Advisers Ltd. ("Delaware International"), located at Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes investment management services to International Equity, Global Bond and Emerging Markets Series. Such services are provided subject to the supervision and direction of the Fund's Board of Directors. Delaware International is affiliated with Delaware Management.

         Delaware Management and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1998, Delaware Management and its affiliates within Delaware Investments, including Delaware International, were supervising in the aggregate more than $00 billion in assets in the various institutional or separately managed (approximately $00,000,000,000) and investment company (approximately $00,000,000,000) accounts. Delaware Management is a series of Delaware Management Business Trust. Delaware Management changed its form of organization from a corporation to a business trust on March 1, 1998.

         The Investment Management Agreements for Growth and Income, Delchester, Capital Reserves, Cash Reserve, DelCap, Delaware Balanced, International Equity, Small Cap Value and Trend Series are dated April 3, 1995 and were approved by shareholders on March 29, 1995. The Investment Management Agreement for Global Bond Series is dated May 1, 1996 and was approved by the initial shareholder on May 1, 1996 and will remain in effect for an initial period of two years. The Investment Management Agreements for Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series are dated May 1, 1997 and were approved by the initial shareholder May 1, 1997 and will remain in effect for an initial period of two years. The Investment Management Agreement for REIT Series is dated May 1, 1998 and was approved by the initial shareholder on that date and will remain in effect for an initial period of two years. The Investment Management Agreement for Aggressive Growth Series is dated May 1, 1999 and was approved by the initial shareholder on that date and will remain in effect for an initial period of two years. The Agreements may be renewed only if such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Series, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of the Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements are terminable without penalty on 60 days' notice by the directors of the Fund or by the respective investment manager. The Agreements will terminate automatically in the event of their assignments.

         Delaware Management is paid an annual fee equal to the following percentage rates of the average daily net assets of the Series noted below, less, in the case of Growth and Income, Delchester, Capital Reserves, Cash Reserve, DelCap and Delaware Balanced Series, a proportionate share of all directors' fees paid to the unaffiliated directors of the Fund:

                   Growth and Income Series           0.60%
                   Delchester Series                  0.60%
                   Capital Reserves Series            0.60%
                   Cash Reserve Series                0.50%
                   DelCap Series                      0.75%
                   Delaware Balanced Series           0.60%
                   Small Cap Value Series             0.75%
                   Trend Series                       0.75%
                   Strategic Income Series            0.65%
                   Devon Series                       0.60%
                   Convertible Securities Series      0.75%
                   Social Awareness Series            0.75%
                   REIT Series                        0.75%*
                   Aggressive Growth Series

*Assets up to $500 million: 0.75% of average daily net assets
 Assets over $500 million - $1,000 million: 0.70% of average daily net assets Assets over $1,000 million - $2,500 million: 0.65% of average daily net assets Assets over $2,500 million: 0.60% of average daily net assets

         Delaware International is paid an annual fee equal to the following percentage rates of the average daily net assets of the Series, less, in the case of International Equity Series, a proportionate share of all directors' fees paid to the unaffiliated directors of the Fund:

                   International Equity Series        0.75%
                   Global Bond Series                 0.75%
                   Emerging Markets Series            1.25%

         The respective investment manager administers the affairs of and is ultimately responsible for the investment management of each of the Series to which it provides investment management services. In addition, Delaware Management pays the salaries of all directors, officers and employees who are affiliated with both it and the Fund.

         Subject to the overall supervision of Delaware Management, Delaware International manages the international sector of Strategic Income Series' portfolio and furnishes Delaware Management with investment recommendations, asset allocation advice, research and other investment services with respect to foreign securities. For the services provided to Delaware Management, Delaware Management pays the Sub-Adviser a fee equal to one- third of the fee paid to Delaware Management under the terms of Strategic Income Series' Investment Management Agreement.


         Pursuant to the terms of Sub-Advisory Agreements with Delaware Management, Vantage Investment Advisors ("Vantage") participates in the management of Social Awareness Series' assets. Vantage is responsible for day-to-day investment management of the Series, makes investment decisions for the Series in accordance with the Series' investment objectives and stated policies and places orders on behalf of the Series to effect the investment decisions made. Delaware Management continues to have ultimate responsibility for all investment advisory services in connection with the management of the Series pursuant to the Investment Management Agreement and supervises Vantage's performance of such services For the services provided to Delaware Management, Delaware Management pays Vantage a fee equal to (i) 0.25% of average daily net assets up to $20 million; (ii) 0.35% of average daily net assets between $20 million and $50 million; and (iii) 0.40% of average daily net assets over $50 million. Vantage's address is 630 Fifth Avenue, New York, NY 10111.

         Lincoln Investment Management, Inc. ("Lincoln"), a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National"), acts as sub-adviser to Delaware Management with respect to REIT Series. In its capacity as sub-adviser, Lincoln furnishes Delaware Management with investment recommendations, asset allocation advice, research, economic analysis and other investment services with respect to the securities in which the Series may invest. Lincoln receives 30% of the advisory fee paid to Delaware Management for acting as sub-adviser to Delaware Management with respect to the Series. Lincoln's address is 200 E. Berry Street, Fort Wayne, Indiana 46802.

         On December 31, 1998, the total net assets of the Fund were $0,000,000,000, broken down as follows:

                   Growth and Income Series           $000,000,000
                   Delchester Series                   $00,000,000
                   Capital Reserves Series             $00,000,000
                   Cash Reserve Series                 $00,000,000
                   DelCap Series                      $000,000,000
                   Delaware Balanced Series           $000,000,000
                   International Equity Series        $000,000,000
                   Small Cap Value Series              $00,000,000
                   Trend Series                       $000,000,000
                   Global Bond Series                  $00,000,000
                   Strategic Income Series              $0,000,000
                   Devon Series                        $00,000,000
                   Convertible Securities Series        $0,000,000
                   Social Awareness Series              $0,000,000
                   Emerging Markets Series              $0,000,000
                   REIT Series                            $000,000

         Aggressive Growth Series did not publicly offer shares prior to May 1, 1998.

         Investment management fees were incurred with respect to the Series noted below for the last three fiscal years.




Series                           December 31, 1998               December 31, 1997          December 31, 1996
------                           -----------------               -----------------          -----------------
Growth and Income Series               paid                        $1,640,377 paid            $765,301 paid

Delchester Series                      paid                        $483,877 paid              $348,693 paid

Capital Reserves Series                paid                        $166,300 paid              $164,296 paid

Cash Reserve Series                    paid                        $110,155 paid

DelCap Series                          earned                      $505,739 earned
                                       paid                        $491,404 paid
                                       waived                      $14,335 waived

Delaware Balanced Series               paid                        $402,509 paid

International Equity Series            earned                      $768,150 earned
                                       paid                        $650,392 paid
                                       waived                      $117,758 waived

Small Cap Value Series                 earned                      $117,000 earned
                                       paid                        $87,687 paid
                                       waived                      $29,313 waived

Trend Series                           earned                      $247,520 earned
                                       paid                        $205,501 paid
                                       waived                      $42,019 waived

Global Bond Series*                    earned                      $26,503 earned
                                       paid                        $12,597 paid
                                       waived                      $13,906 waived

Strategic Income Series**              earned                      N/A
                                       paid
                                       waived

Devon Series**                         earned                      N/A
                                       paid
                                       waived

Emerging Markets Series**              earned                      N/A
                                       paid
                                       waived

Convertible Securities Series**        earned                      $14,026 earned             N/A
                                       paid                        -0- paid
                                       waived                      $14,026 waived

Social Awareness Series**              earned                      $20,293 earned             N/A
                                       paid                        $3,692 paid
                                       waived                      $16,601 waived

REIT Series***                         earned                      N/A                        N/A
                                       paid
                                       waived


*   Commenced operations on May 2, 1996.
**  Commenced operations on May 1, 1997.
*** Commenced operations on May 1, 1998.

         During the period May 1, 1997 (date of commencement of operations) through December 31, 1997, Delaware International received $2,424 from Delaware Management for serving as Sub-Adviser to the Strategic Income Series and for the fiscal year ended December 31, 1998, Delaware International received $00,000 for such services. During the period May 1, 1997 (date of commencement of operations) through December 31, 1997, Vantage received $5,449 from Delaware Management for serving as Sub-Adviser to the Social Awareness Series and for the fiscal year ended December 31, 1998, Vantage received $000,000 for such services. During the period May 1, 1998 (date of commecement of operations through December 31, 1998, Lincoln received $0,000 from Delaware Management for serving as Sub-Adviser to the REIT Series.

         Except for those expenses borne by the respective investment manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, each Series is responsible for all of its own expenses. Among others, these include the Series' proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

         Beginning May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets through , 1999:


                   Growth and Income Series           0.80%
                   Delchester Series                  0.80%
                   Capital Reserves Series            0.80%
                   Cash Reserve Series                0.80%
                   DelCap Series                      0.85%
                   Delaware Balanced Series           0.80%
                   Small Cap Value Series             0.85%
                   Trend Series                       0.85%
                   Strategic Income Series            0.80%
                   Devon Series                       0.80%
                   Convertible Securities Series      0.85%
                   Social Awareness Series            0.85%
                   REIT Series                        0.85%
                   Aggressive Growth Series

         Beginning May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following
percentages of average daily net assets through     , 1999:


                   International Equity Series        0.95%
                   Global Bond Series                 0.85%
                   Emerging Markets Series            1.50%

         Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through April 30, 1998 for the Delchester, Capital Reserves, Cash Reserve, Small Cap Value, Trend, Strategic Income, Devon, Convertible Securities and Social Awareness Series.

         Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of Growth and Income, Delaware and DelCap Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets for the period July 1, 1992 through April 30, 1998.

         Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of International Equity and Global Bond Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through June 30, 1997. The waiver and payment commitment was extended through April 30, 1998 for Global Bond Series. Beginning July 1, 1997, Delaware International elected voluntarily to waive its fee and pay the expenses of International Equity to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.95% of average daily net assets through April 30, 1998.

         Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of the Emerging Markets Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 1.50% of average daily net assets from the commencement of operations through April 30, 1998.

Distribution and Service

         Delaware Distributors, L.P., located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's national distributor under Distribution Agreements dated as of April 3, 1995 for all Series other than Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness, REIT and Aggressive Growth Series. Global Bond Series' Distribution Agreement is dated as of May 1, 1996. Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series' Distribution Agreements are dated as of May 1, 1997. REIT Series Distribution Agreement is dated as of May 1, 1998. Aggressive Growth Series Distribution Agreement is dated as of May 1, 1999. The Distributor is an affiliate of Delaware Management and Delaware International and bears all of the costs of promotion and distribution. Delaware Distributors, L.P. is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         Delaware Service Company, Inc., another affiliate of Delaware Management and Delaware International, is the Fund's shareholder servicing, dividend disbursing and transfer agent for the Growth and Income, Delchester, Capital Reserves, Delaware Balanced, DelCap, International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series pursuant to the Amended and Restated Shareholders Services Agreement dated May 1, 1999 and for Cash Reserve Series pursuant to the Shareholders Services Agreement dated June 29, 1988. The Transfer Agent also provides accounting services to the Series pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

OFFICERS AND DIRECTORS

         The business and affairs of the Fund are managed under the direction of its Board of Directors.

         Certain officers and directors of the Fund hold identical positions in each of the other funds in the Delaware Investments family.

         DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company, Delaware Investment Advisers, Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. In connection with the merger, new Investment Management Agreements between the Fund on behalf of all of the Series, except Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series, and, as relevant, Delaware Management and Delaware International, were executed following shareholder approval. DMH, Delaware Management and Delaware International are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Directors and principal officers of the Fund are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.


* Jeffrey J. Nick (45)
         Chairman of the Board, President, Chief Executive Officer and Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family, Delaware Management Business Trust, Delvoy, Inc., DMH Corp. and Founders Holdings, Inc.
         Chairman of the Board, Chief Executive Officer and Director of Delaware
           Management Company, Inc., Delaware Distributors, Inc., Delaware International Holdings Ltd., Delaware International Advisers Ltd.
         Chairman of the Board and Chief Executive Officer of Delaware
           Management Company (a series of Delaware Management Business Trust) Chairman of the Board and Director of Delaware Capital Management,
           Inc.
         Chairman of Delaware Investment Advisers (a series of Delaware
           Management Business Trust) and Delaware Distributors, L.P.
         President, Chief Executive Officer and Director of Lincoln National
           Investment Companies, Inc.
         President and Chief Executive Officer of Delaware Management Holdings,
           Inc.; Director of Delaware Service Company, Inc. and Retirement Financial Services, Inc.
         From 1992 to 1996, Mr. Nick was Managing Director of Lincoln National
           UK plc and from 1989 to 1992, he was Senior Vice President responsible for corporate planning and development for Lincoln National Corporation.

----------------------
* Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

*Wayne A. Stork (61)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
         Chairman and Director of Delaware Management Holdings, Inc.
         Prior to January 1, 1999, Mr. Stork was Chairman and Director and/or
           Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family and Delaware Capital Management, Inc.; Chairman, President, Chief Executive Officer and Director of DMH Corp., Delaware Distributors, Inc. and Founders Holdings, Inc.; Chairman, President, Chief Executive Officer, Chief Investment Officer and Director/Trustee of Delaware Management Company, Inc. and Delaware Management Business Trust; Chairman, President, Chief Executive Officer and Chief Investment Officer of Delaware Management Company (a series of Delaware Management Business Trust); Chairman, Chief Executive Officer and Chief Investment Officer of Delaware Investment Advisers (a series of Delaware Management Business Trust); Chairman, Chief Executive Officer and Director of Delaware International Advisers Ltd., Delaware International Holdings Ltd. and Delaware Management Holdings, Inc.; President and Chief Executive Officer of Delvoy, Inc.; Chairman of Delaware Distributors, L.P.; Director of Delaware Service Company, Inc. and Retirement Financial Services, Inc.
         During the five years, prior to January 1, 1999, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

Richard G. Unruh, Jr. (58)
         Executive Vice President of the Fund, each of the other 33 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc., Delaware Management Company and Delaware Capital Management, Inc.
         Executive Vice President and Director of Delaware Management Company,
           Inc.
         Executive Vice President and Trustee of Delaware Management Business
           Trust.
         President of Delaware Investment Advisers.
         Director of Delaware International Advisers Ltd.
         During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

Paul E. Suckow (50)
         Executive Vice President/Chief Investment Officer, Fixed Income of the
           Fund, each of the other 33 investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Management Company, Delaware Investment Advisers and Delaware Management Holdings, Inc.
         Executive Vice President and Director of Founders Holdings, Inc. Executive Vice President of Delaware Capital Management, Inc. and
           Delaware Management Business Trust.
         Director of Founders CBO Corporation.
         Director of HYPPCO Finance Company Ltd.
         Before returning to Delaware Investments in 1993, Mr. Suckow was
           Executive Vice President and Director of Fixed Income for Oppenheimer Management Corporation, New York, NY from 1985 to 1992. Prior to that, Mr. Suckow was a fixed-income portfolio manager for Delaware Investments.

----------------------
*Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

David K. Downes (58)
         Executive Vice President, Chief Operating Officer, Chief Financial
           Officer of the Fund, each of the other 33 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc, Founders CBO Corporation, Delaware Management Company, Delaware Investment Advisers, Delaware Capital Management, Inc. and Delaware Distributors, L.P.
         Executive Vice President, Chief Operating Officer, Chief Financial
           Officer and Director of Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and Delvoy, Inc.
         President, Chief Executive Officer, Chief Financial Officer and
           Director of Delaware Service Company, Inc.
         President, Chief Operating Officer, Chief Financial Officer and
           Director of Delaware International Holdings Ltd.
         Chairman, Chief Executive Officer and Director of Delaware Management
           Trust Company and Delaware Investment & Retirement Services, Inc.
         Executive Vice President, Chief Financial Officer, Chief Administrative
           Officer and Trustee of Delaware Management Business Trust.
         Director of Delaware International Advisers Ltd. and Delaware Voyageur
           Holding, Inc.
         Vice President of Lincoln Funds Corporation
         During the past five years, Mr. Downes has served in various executive capacities at different times within the Delaware organization.

Walter P. Babich (70)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
         460 North Gulph Road, King of Prussia, PA 19406.
         Board Chairman, Citadel Constructors, Inc.
         From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

Anthony D. Knerr (59)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
         500 Fifth Avenue, New York, NY 10110.
         Founder and Managing Director, Anthony Knerr & Associates.
         From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and
           Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

Ann R. Leven (57)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
         785 Park Avenue, New York, NY  10021.
         Treasurer, National Gallery of Art.
         From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.

W. Thacher Longstreth (77)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
         City Hall, Philadelphia, PA 19107.
         Philadelphia City Councilman.

Thomas F. Madison (62)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
         President and Chief Executive Officer, MLM Partners, Inc.
         200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402.
         Mr. Madison has also been Chairman of the Board of Communications
           Holdings, Inc. since 1996. From February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and from 1988 to 1993, he was President of U.S. WEST Communications--Markets.

Charles E. Peck (72)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
         P.O. Box 1102, Columbia, MD 21044.
         Secretary/Treasurer, Enterprise Homes, Inc.
         From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of
           The Ryland Group, Inc., Columbia, MD.

George M. Chamberlain, Jr. (51)
         Senior Vice President, Secretary and General Counsel of the Fund and each of the other 33 investment companies in the Delaware Investments family
         Senior Vice President and Secretary of Delaware Distributors, L.P.,
           Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Retirement Financial Services, Inc., Delaware Capital Management, Inc., Delvoy, Inc. and Delaware Management Business Trust
         Senior Vice President, Secretary and Director of Founders Holdings,
           Inc.
         Executive Vice President, Secretary and Director of Delaware Management
           Trust Company
         Senior Vice President of Delaware International Holdings Ltd.
         Attorney.
         During the past five years, Mr. Chamberlain has served in various executive capacities at different times within the Delaware organization.

Joseph H. Hastings (48)
         Senior Vice President/Corporate Controller of the Fund, each of the other 33 investment companies in the Delaware Investments family and Founders Holdings, Inc.
         Senior Vice President/Corporate Controller and Treasurer of Delaware
           Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company, Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Delaware International Holdings Ltd. and Delvoy, Inc.
         Chief Financial Officer/Treasurer of Delaware Investment & Retirement
           Services, Inc.
         Executive Vice President/Chief Financial Officer/Treasurer of Delaware
           Management Trust Company.
         Senior Vice President/Assistant Treasurer of Founders CBO Corporation. Treasurer of Lincoln Funds Corporation
         1818 Market Street, Philadelphia, PA 19103.
         During the past five years, Mr. Hastings has served in various capacities at different times within the Delaware organization.

Michael P. Bishof (35)
         Senior Vice President/Treasurer of the Fund, each of the other 33 investment companies in the Delaware Investments family and Founders Holdings, Inc.
         Senior Vice President/Investment Accounting of Delaware Management
           Company, Inc., Delaware Management Company and Delaware Service Company, Inc.
         Senior Vice President and Treasurer/Manager of Investment Accounting of
           Delaware Distributors, L.P. and Delaware Investment Advisers.
         Senior Vice President and Manager of Investment Accounting of Delaware
           International Holdings Ltd.
         Assistant Treasurer of Founders CBO Corporation.
         Before joining Delaware Investments in 1995, Mr. Bishof was a Vice
           President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

Gerald S. Frey (52)
         Vice President/Senior Portfolio Manager of the Fund, of nine other investment companies in the Delaware Investments family and of Delaware Management Company, Inc.
         Before joining Delaware Investments in 1996, Mr. Frey was a Senior
           Director with Morgan Grenfell Capital Management, New York, NY from 1986 to 1995.

John B. Fields (52)
         Vice President/Senior Portfolio Manager of the Fund, of nine other investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Investment Advisers, Delaware Management Company and Delaware Capital Management, Inc.
         During the past five years, Mr. Fields has served in various capacities within the Delaware organization.

George H. Burwell (36)
         Vice President/Senior Portfolio Manager of the Fund, of nine other investment companies in the Delaware Investments family, Delaware Management Company, Inc. and Delaware Management Company.
         During the past five years, Mr. Burwell has served in various capacities at different times within the Delaware organization.

Gary A. Reed (43)
         Vice President/Senior Portfolio Manager of the Fund, of nine other investment companies in the Delaware Investments family, of Delaware Management Company, Inc., Delaware Investment Advisers, Delaware Management Company and Delaware Capital Management, Inc.
         During the past five years, Mr. Reed has served in such capacities within the Delaware organization.

Gerald T. Nichols (40)
         Vice President/Senior Portfolio Manager of the Fund, of 24 other investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Investment Advisers and Delaware Management Company.
         Vice President of Founders Holdings, Inc.
         Treasurer and Director of Founders CBO Corporation.
         During the past five years, Mr. Nichols has served in various capacities at different times within the Delaware organization.

Paul A. Matlack (38)
         Vice President/Senior Portfolio Manager of the Fund, of 24 other investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Investment Advisers and Delaware Management Company.
         Vice President of Founders Holdings, Inc.
         President and Director of Founders CBO Corporation.
         During the past five years, Mr. Matlack has served in various capacities at different times within the Delaware organization.

Christopher S. Beck (40)
         Vice President/Senior Portfolio Manager of the Fund, of nine other investment companies in the Delaware Investments family, Delaware Management Company, Inc. and Delaware Management Company.
         Before joining Delaware Investments in 1997, Mr. Beck managed the Small
           Cap Fund for two years at Pitcairn Trust Company. Prior to 1995, he was Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund.

Babak Zenouzi (35)
         Vice President/Portfolio Manager of the Fund and 11 other investment companies in the Delaware Investments family.
         Vice President/Assistant Portfolio Manager of Delaware Investment
           Advisers.
         During the past five years, Mr. Zenouzi has served in various capacities at different times within the Delaware organization.

         The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from the Fund and the total compensation received from all Delaware Investments funds for the fiscal year ended December 31, 1998 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of December 31, 1998. Only the independent directors of the Fund receive compensation from the Fund.

                                                           Pension or                                   Total
                                     Aggregate             Retirement           Estimated            Compensation
                                   Compensation         Benefits Accrued         Annual          from the Investment
                                  expected to be           as Part of           Benefits              Companies
                                  received from               Fund                Upon               in Delaware
                                     the Fund               Expenses          Retirement(1)         Investments(2)
                                  --------------        ----------------      -------------      -------------------
Name
----
W. Thacher Longstreth             $                           None              $38,500           $
Ann R. Leven                      $                           None              $38,500           $
Walter P. Babich                  $                           None              $38,500           $
Anthony D. Knerr                  $                           None              $38,500           $
Charles E. Peck                   $                           None              $38,500           $
Thomas F. Madison                 $                           None              $38,500           $
John H. Durham (3)                $                           None              $31,000           $

(1) Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director/trustee who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a director or trustee for a period equal to the lesser of the number of years that such person served as a director or trustee or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors/trustees of each investment company at the time of such person's retirement. If an eligible director/trustee retired as of Decenber 31, 1998, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a director or trustee, based on the number of investment companies in the Delaware Investments family as of that date.

(2) Each independent director/trustee (other than John H. Durham) currently receives a total annual retainer fee of $38,500 for serving as a director or trustee for all 34 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John H. Durham currently receives a total annual retainer fee of $31,000 for serving as a director or trustee for 19 investment companies in Delaware Investments, plus

     $1,757.50 for each Board Meeting attended. Ann R. Leven, Walter P. Babich, Anthony D. Knerr and Thomas F. Madison serve on the Fund's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all investment companies, in the aggregate, with the exception of the chairperson, who receives $6,000.

(3) John H. Durham joined the Board of Directors of the Fund and 18 other investment companies in Delaware Investments on April 16, 1998.

         As of      1999, management believes the following accounts held 5% of record or more of the outstanding shares of each series of the Fund. Management has no knowledge of beneficial ownership of the Fund's shares:


Series                              Name and Address of Account                Share Amount          Percentage
------                              ---------------------------                ------------          ----------
Growth and Income Series            SMA Life Assurance Company
                                    Separate Account VA-K
                                    440 Lincoln Street
                                    Worcester, MA 01654

                                    Lincoln National Life Company
                                    Separate Account - C
                                    1300 South Clinton Street
                                    P.O. Box 2340
                                    Fort Wayne, IN 46801

Delchester Series                   SMA Life Assurance Company
                                    Separate Account VA-K
                                    440 Lincoln Street
                                    Worcester, MA 01654

Capital Reserves Series             SMA Life Assurance Company
                                    Separate Account VA-K
                                    440 Lincoln Street
                                    Worcester, MA 01654

Delaware Balanced Series            SMA Life Assurance Company
                                    Separate Account VA-K
                                    440 Lincoln Street
                                    Worcester, MA 01654

Cash Reserve Series                 SMA Life Assurance Company
                                    Separate Account VA-K
                                    440 Lincoln Street
                                    Worcester, MA 01654



Series                              Name and Address of Account                Share Amount          Percentage
------                              ---------------------------                ------------          ----------
DelCap Series                       SMA Life Assurance Company
                                    Separate Account VA-K
                                    440 Lincoln Street
                                    Worcester, MA 01654

International Equity Series         SMA Life Assurance Company
                                    Separate Account VA-K
                                    440 Lincoln Street
                                    Worcester, MA 01654

Trend Series                        SMA Life Assurance Company
                                    Separate Account VA-K
                                    440 Lincoln Street
                                    Worcester, MA 01654

                                    Lincoln National Life Company
                                    Separate Account - C
                                    1300 South Clinton Street
                                    P.O. Box 2340
                                    Fort Wayne, IN 46801

Small Cap Value Series              SMA Life Assurance Company
                                    Separate Account VA-K
                                    440 Lincoln Street
                                    Worcester, MA 01654                          5,361,951             98.91%

Global Bond Series                  Lincoln National Life Company
                                    Separate Account - C
                                    1300 South Clinton Street
                                    P.O. Box 2340
                                    Fort Wayne, IN 46801

                                    SMA Life Assurance Company
                                    Separate Account VA-K
                                    440 Lincoln Street
                                    Worcester, MA 01654



Series                              Name and Address of Account                Share Amount          Percentage
------                              ---------------------------                ------------          ----------
Strategic Income Series             SMA Life Assurance Company
                                    Separate Account VA-K
                                    440 Lincoln Street
                                    Worcester, MA 01654

                                    Lincoln National Life Company
                                    Separate Account - C Seed Account
                                    1300 South Clinton Street
                                    P.O. Box 2340
                                    Fort Wayne, IN 46801

Devon Series                        SMA Life Assurance Company
                                    Separate Account VA-K
                                    440 Lincoln Street
                                    Worcester, MA 01654


Emerging Markets Series             SMA Life Assurance Company
                                    Separate Account VA-K
                                    440 Lincoln Street
                                    Worcester, MA 01654

                                    Lincoln National Life Company
                                    Separate Account - C See Account
                                    1300 South Clinton Street
                                    P.O. Box 2340
                                    Fort Wayne, IN 46801



Series                              Name and Address of Account                Share Amount          Percentage
------                              ---------------------------                ------------          ----------
Convertible Securities Series       Lincoln National Life Company
                                    Separate Account - C Seed Account
                                    1300 South Clinton Street
                                    P.O. Box 2340
                                    Fort Wayne, IN 46801

                                    SMA Life Assurance Company
                                    Separate Account VA-K
                                    440 Lincoln Street
                                    Worcester, MA 01654

Social Awareness Series             SMA Life Assurance Company
                                    Separate Account VA-K
                                    440 Lincoln Street
                                    Worcester, MA 01654

                                    Lincoln National Life Company
                                    Separate Account - C Seed Account
                                    1300 South Clinton Street
                                    P.O. Box 2340
                                    Fort Wayne, IN 46801

GENERAL INFORMATION

         The Fund, which was organized as a Maryland corporation in 1987, is an open-end registered management investment company. With the exception of Global Bond, Emerging Markets and REIT Series, each Series operates as a diversified fund as defined by the Investment Company Act of 1940 (the "1940 Act"). Global Bond, Emerging Markets and REIT Series operate as nondiversified funds as defined by the 1940 Act.

         Delaware Management is the investment manager of each Series of the Fund other than International Equity, Global Bond and Emerging Markets Series. Delaware International is the investment manager of International Equity, Global Bond and Emerging Markets Series. Delaware Management or its affiliate, Delaware International, manages the other funds in the Delaware Investments family. While investment decisions for each Series are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Series.

         Access persons and advisory persons of the Delaware Investments family of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to Delaware Management, Delaware International or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         Delaware Distributors, L.P. acts as national distributor for the Fund and for the other mutual funds in the Delaware Investments family.

         In addition, Delaware Service Company, Inc., an affiliate of Delaware Management, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Investments family. Compensation is fixed each year and approved by the Board of Directors, including a majority of the disinterested directors. The Transfer Agent also provides accounting services to the Series. Those services include performing all functions related to calculating each Series' net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Series, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         Delaware Management and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Fund's advisory relationship with Delaware Management or its distribution relationship with Delaware Distributors, L.P., Delaware Management and its affiliates could cause the Fund to delete the words "Delaware Group" from the Fund's name.

         The initial public offering date for the Growth and Income, Delchester, Capital Reserves, Cash Reserve and Delaware Balanced Series was July 28, 1988. The initial public offering date for DelCap Series was July 2, 1991. International Equity Series commenced operations on October 29, 1992. Small Cap Value and Trend Series commenced operations on December 27, 1993. The initial public offering date for Global Bond Series was May 1, 1996 and for Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series was May 1, 1997. REIT Series commenced on May 1, 1998. Aggressive Growth Series did not commence operation prior to the date of this Part B.

Capitalization
         The Fund has a present authorized capitalization of one billion shares of capital stock with a $.01 par value per share. The Board of Directors has allocated fifty million shares to each Series. While all shares have equal voting rights on matters affecting the entire Fund, each Series would vote separately on any matter which affects only that Series, such as investment objective and policy or action to dissolve the Series, and as otherwise prescribed by the 1940 Act. Shares of each Series have a priority in that Series' assets, and in gains on and income from the portfolio of that Series. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable. All shares participate equally in dividends, and upon liquidation would share equally.

Noncumulative Voting
         Series shares have noncumulative voting rights which means that the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all the directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission ("SEC"). Shareholders may obtain a copy of the Registration Statement by contacting the SEC in Washington, DC.

APPENDIX A--DESCRIPTION OF RATINGS

Commercial Paper
         Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

         Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

         Excerpts from Duff and Phelps, Inc.'s description of its two highest ratings: Category 1--Top Grade: Duff 1-Plus--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1-Minus--High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Category 2--Good
Grade: Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds' needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Excerpts from Fitch Investors Service, Inc.'s description of its two highest ratings: F-1--Highest grade commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. F-2--Very good grade issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Bonds
         Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent auditor for each Series of the Fund and, in its capacity as such, audits the annual financial statements of each Series. Each Series', other than Aggressive Growth Series', Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the reports of Ernst & Young LLP, independent auditors, for the fiscal year ended December 31, 1998 are included in the Fund's Annual Reports to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B. Aggressive Growth Series did not commence operations prior to the date of this Part B.

PART C - Other Information
(continued)

                                     PART C
                                Other Information

Item 23    Exhibits

           (a)  Articles of Incorporation.

               (1) Articles of Incorporation, as amended and supplemented through January 22, 1996, incorporated into this filing by reference to Post-Effective Amendment No. 16 filed January 22, 1996.

               (2) Executed Articles Supplementary to Articles of Incorporation (April 23, 1996) incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

               (3) Executed Articles Supplementary to Articles of Incorporation (April 24, 1997) incorporated into this filing by reference to Post-Effective Amendment No. 24 filed April 27, 1998.

               (4) Executed Articles of Amendment to Articles of Incorporation (April 24, 1997) incorporated into this filing by reference to Post-Effective Amendment No. 24 filed April 27, 1998.

               (5) Executed Articles Supplementary to Articles of Incorporation (April 24, 1997) incorporated into this filing by reference to Post-Effective Amendment No. 24 filed April 27, 1998.

               (6) Form of Articles Supplementary to Articles of Incorporation (March 1998) incorporated into this filing by reference to Post-Effective Amendment No. 23 filed March 16, 1998.

               (7) Form of Articles Supplementary to Articles of Incorporation (1999) to be filed by Amendment.

           (b) By-Laws. By-Laws, as amended through April 27, 1995, incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

           (c) Copies of All Instruments Defining the Rights of Holders.

               (1) Articles of Incorporation, Articles of Amendment and Articles Supplementary.

                      (i) Article Fifth, Article Seventh, Article Eighth and Article Tenth of Articles of Incorporation (February 17, 1987), Article Second of Articles Supplementary (January 29, 1988), Article One of Articles of Amendment (July 27, 1989), Article Second of Articles Supplementary (April 25, 1991), Article Second of Articles Supplementary (July 28, 1992), Article Second of Articles Supplementary (October 11, 1993) and Article Second of Articles Supplementary (April 23, 1996) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed January 22, 1996.

                     (ii) Executed Article Fourth to Articles Supplementary (April 23, 1996) incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

                    (iii) Executed Articles Supplementary (April 24, 1997) incorporated into this filing by reference to Post-Effective Amendment No. 24 filed April 27, 1998.

                     (iv) Form of Articles Supplementary (March 1998) incorporated into this filing by reference to Post-Effective Amendment No. 23 filed March 16, 1998.

PART C - Other Information
(continued)


                      (v) Form of Articles Supplementary (1999) to be filed by
                          Amendment.

               (2) By-Laws. Article II, Article III, as amended, and Article XIII, which was subsequently designated as Article XIV, incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

           (d) Investment Management Agreements.

               (1) Executed Investment Management Agreement (April 3, 1995) between Delaware Management Company, Inc. and the Registrant on behalf of Emerging Growth Series (renamed Trend Series) incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

               (2) Executed Investment Management Agreement (April 3, 1995) between Delaware Management Company, Inc. and the Registrant on behalf of Growth Series (renamed DelCap Series) incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

               (3) Executed Investment Management Agreement (April 3, 1995) between Delaware International Advisers Ltd. and the Registrant on behalf of International Equity Series incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

               (4) Executed Investment Management Agreement (April 3, 1995) between Delaware Management Company, Inc. and the Registrant on behalf of the Money Market Series (renamed Cash Reserve Series) incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

               (5) Executed Investment Management Agreement(April 3, 1995) between Delaware Management Company, Inc. and the Registrant on behalf of the Equity/Income Series (renamed Decatur Total Return Series), High Yield Series (renamed Delchester Series), Capital Reserves Series and Multiple Strategy Series (renamed Delaware Series) incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

               (6) Executed Investment Management Agreement (April 3, 1995) between Delaware Management Company, Inc. and the Registrant on behalf of Value Series (renamed Small Cap Value Series) incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

               (7) Executed Investment Management Agreement (May 1, 1996) between Delaware International Advisers Ltd. and the Registrant on behalf of Global Bond Series incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

               (8) Executed Investment Management Agreement (May 1, 1997) between Delaware Management Company, Inc. and the Registrant on behalf of Strategic Income Series incorporated into this filing by reference to Post-Effective Amendment No. 24 filed April 27, 1998.

               (9) Executed Investment Management Agreement (May 1, 1997) between Delaware Management Company, Inc. and the Registrant on behalf of Devon Series incorporated into this filing by reference to Post-Effective Amendment No. 24 filed April 27, 1998.

PART C - Other Information
(continued)


               (10) Form of Investment Management Agreement (May 1997) between Delaware International Advisers Ltd. and the Registrant on behalf of Emerging Markets Series incorporated into this filing by reference to Post-Effective Amendment No. 20 filed April 29, 1997.

               (11) Executed Investment Management Agreement (May 1, 1997) between Delaware Management Company, Inc. and the Registrant on behalf of Convertible Securities Series incorporated into this filing by reference to Post-Effective Amendment No. 24 filed April 27, 1998.

               (12) Executed Investment Management Agreement (May 1997) between Delaware Management Company, Inc. and the Registrant on behalf of Quantum Series (renamed Social Awareness Series) incorporated into this filing by reference to Post-Effective Amendment No. 24 filed April 27, 1998.

               (13) Executed Investment Management Agreement (April 30, 1998) between Delaware Management Company and the Registrant on behalf of REIT Series attached as Exhibit.

               (14) Form of Sub-Advisory Agreement (May 1997) between Delaware Management Company, Inc. and Delaware International Advisers Ltd. on behalf of Strategic Income Series incorporated into this filing by reference to Post-Effective Amendment No. 20 filed April 29, 1997.

               (15) Executed Sub-Advisory Agreement (May 1, 1997) between Delaware Management Company, Inc. and Vantage Global Advisors, Inc. on behalf of Quantum Series (renamed Social Awareness Series) incorporated into this filing by reference to Post-Effective Amendment No. 24 filed April 27, 1998.

               (17) Form of Sub-Advisory Agreement (May 1998) between Delaware Management Company and Lincoln Investment Management, Inc. on behalf of REIT Series incorporated into this filing by reference to Post-Effective Amendment No. 22 filed January 15, 1998.

               (18) Form of Investment Management Agreement (1999) between Delaware Management Company and the Registrant on behalf of Aggressive Growth Series attached as Exhibit.

           (e) Distribution Agreements.

               (1) Executed Distribution Agreement (April 3, 1995) between Delaware Distributors, L.P. and the Registrant on behalf of Equity/Income Series (renamed Decatur Total Return Series), High Yield Series (renamed Delchester Series), Capital Reserves Series and Multiple Strategy Series (renamed Delaware Series) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed January 22, 1996.

               (2) Executed Distribution Agreement (April 3, 1995) between Delaware Distributors, L.P. and the Registrant on behalf of Money Market Series (renamed Cash Reserve Series) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed January 22, 1996.

               (3) Executed Distribution Agreement (April 3, 1995) between Delaware Distributors, L.P. and the Registrant on behalf of Growth Series (renamed DelCap Series) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed January 22, 1996.

               (4) Executed Distribution Agreement (April 3, 1995) between Delaware Distributors, L.P. and

PART C - Other Information
(continued)


                      the Registrant on behalf of International Equity Series incorporated into this filing by reference to Post-Effective Amendment No. 16 filed January 22, 1996.

               (5) Executed Distribution Agreement (April 3, 1995) between Delaware Distributors, L.P. and the Registrant on behalf of Value Series (renamed Small Cap Value Series) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed January 22, 1996.

               (6) Executed Distribution Agreement (April 3, 1995) between Delaware Distributors, L.P. and the Registrant on behalf of Emerging Growth Series (renamed Trend Series) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed January 22, 1996.

               (7) Executed Distribution Agreement (May 1, 1996) between Delaware Distributors, L.P. and the Registrant on behalf of Global Bond Series incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

               (8) Executed Distribution Agreement (May 1, 1997) between Delaware Distributors, L.P. and the Registrant on behalf of Convertible Securities Series, Devon Series, Emerging Markets Series, Quantum Series (renamed Social Awareness Series) and Strategic Income Series incorporated into this filing by reference to Post-Effective Amendment No. 24 filed April 27, 1998.

               (9) Executed Distribution Agreement (April 30, 1998) between Delaware Distributors, L.P. and the Registrant on behalf of REIT Series attached as Exhibit.

               (10) Form of Distribution Agreement (1999) between Delaware Distributors, L.P. and the Registrant on behalf of Aggressive Growth Series attached as Exhibit.

           (f) Bonus, Profit Sharing, Pension Contracts.

               (1)    Amended and Restated Profit Sharing Plan (November 17,
                      1994) incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

               (2) Amendment to Profit Sharing Plan (December 21, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed January 22, 1996.

           (g) Custodian Agreements.

               (1) Executed Custodian Agreement (1996) (Module) between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

               (2) Amendment (November 20, 1997) to Custodian Agreement between The Chase Manhattan Bank and the Registrant on behalf of each Series incorporated into this filing by reference to Post-Effective Amendment No. 22 filed January 15, 1998.

               (3) Form of Securities Lending Agreement (1996) between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

               (4) Letter of notice (May 1, 1997) to add Convertible Securities Series, Devon Series, Emerging Markets Series, Quantum Series (renamed Social Awareness Series) and Strategic Income Series to Custodian Agreement between The Chase Manhattan Bank and the Registrant

PART C - Other Information
(continued)


                      incorporated into this filing by reference to Post-Effective Amendment No. 24 filed April 27, 1998.

               (5) Letter of notice (April 30, 1998) to add REIT Series to Custodian Agreement between The Chase Manhattan Bank and the Registrant attached as Exhibit.

               (6) Form of Letter of notice (1999) to add Aggressive Growth Series to Custodian Agreement between The Chase Manhattan Bank and the Registrant attached as Exhibit.

           (h) Other Material Contracts.

               (1) Executed Shareholders Services Agreement (June 29, 1988) between Delaware Service Company, Inc. and the Registrant on behalf of Money Market Series (renamed Cash Reserve Series) incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

               (2) Executed Amended and Restated Shareholders Services Agreement (May 1, 1997) between Delaware Service Company, Inc. and the Registrant on behalf of High Yield Series (renamed Delchester Series), Capital Reserves Series, Equity/Income Series (renamed Decatur Total Return Series), Multiple Strategy Series (renamed Delaware Series), Growth Series (renamed DelCap Series), International Equity Series, Value Series (renamed Small Cap Value Series), Emerging Growth Series (renamed Trend Series), Global Bond Series, Strategic Income Series, Devon Series, Emerging Markets Series, Convertible Securities Series and Quantum Series (renamed Social Awareness Series) incorporated into this filing by reference to Post-Effective Amendment No. 24 filed April 27, 1998.

               (3) Executed Amended and Restated Shareholder Services Agreement (April 30, 1998) between Delaware Service Company, Inc. and the Registrant on behalf of High Yield Series (renamed Delchester Series), Capital Reserves Series, Equity/Income Series (renamed Decatur Total Return Series), Multiple Strategy Series (renamed Delaware Series), Growth Series (renamed DelCap Series), International Equity Series, Value Series (renamed Small Cap Value Series), Emerging Growth Series (renamed Trend Series), Global Bond Series, Strategic Income Series, Devon Series, Emerging Markets Series, Convertible Securities Series, Quantum Series (renamed Social Awareness Series) and REIT Series attached as Exhibit.

               (4) Form of Amended and Restated Shareholder Services Agreement (1999) between Delaware Service Company, Inc. and the Registrant on behalf of High Yield Series (renamed Delchester Series), Capital Reserves Series, Equity/Income Series (renamed Decatur Total Return Series), Multiple Strategy Series (renamed Delaware Series), Growth Series (renamed DelCap Series), International Equity Series, Value Series (renamed Small Cap Value Series), Emerging Growth Series (renamed Trend Series), Global Bond Series, Strategic Income Series, Devon Series, Emerging Markets Series, Convertible Securities Series, Quantum Series (renamed Social Awareness Series), REIT and Aggressive Growth Series attached as Exhibit.

               (5) Executed Delaware Group of Funds Fund Accounting Agreement (August 19, 1996) (Module) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

               (i) Executed Amendment No. 9 (March 31, 1998) to Schedule A to Delaware Group of

PART C - Other Information
(continued)


               Funds Fund Accounting Agreement attached as Exhibit.

               (ii) Executed Amendment No. 10 (August 31, 1998) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

               (iii) Executed Amendment No. 11 (September 14, 1998) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

               (iv) Executed Amendment No. 12 (1998) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

               (v) Executed Amendment No. 13 (1998) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

               (vi) Form of Amendment No. 14 (1999) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

         (i)   Opinion of Counsel.  Attached as Exhibit.

         (j)   Consent of Auditors. To be filed by Amendment.

       (k-m)   Inapplicable.

         (n)   Financial Data Schedules.  To be filed by Amendment.

         (o)   Inapplicable.

         (p)   Other:     Directors' Power of Attorney.

               (a) Incorporated into this filing by reference to Post-Effective
                   Amendment No. 23 filed March 16, 1998.

               (b) Power of Attorney for John H. Durham attached as Exhibit.

Item 24.       Persons Controlled by or under Common Control with Registrant.
               None.

Item 25. Indemnification. Incorporated into this filing by reference to initial Registration Statement filed May 14, 1987 and Article VII of the Amendment to By-Laws (February 16, 1989) incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

Item 26.       Business and Other Connections of Investment Adviser.

               Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds I, Inc., Delaware Group Equity Funds II, Inc., Delaware Group Equity Funds III, Inc., Delaware Group Equity Funds IV, Inc., Delaware Group Equity Funds V, Inc., Delaware Group Government Fund, Inc., Delaware Group Income Funds, Inc., Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Delaware Group Tax-Free Fund, Inc., Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Inc., Delaware Group Global & International Funds, Inc., Delaware Pooled Trust, Inc., Delaware Group Adviser Funds, Inc., Delaware Group Dividend and Income Fund, Inc., Delaware Group Global

PART C - Other Information
(continued)


Dividend and Income Fund, Inc., Delaware Group Foundation Funds, Voyageur Tax-Free Funds, Inc., Voyageur Intermediate Tax-Free Funds, Inc., Voyageur Insured Funds, Inc., Voyageur Funds, Inc., Voyageur Investment Trust, Voyageur Investment Trust II, Voyageur Mutual Funds, Inc., Voyageur Mutual Funds II, Inc., Voyageur Mutual Funds III, Inc., Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Inc., Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.). In addition, certain officers of the Manager also serve as directors/trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 29 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

PART C - Other Information
(continued)



               The following persons serving as directors or officers of the Manager have held the following positions during the past two years:


Name and Principal            Positions and Offices with the Manager and its
Business Address *            Affiliates and Other Positions and Offices Held
------------------            -----------------------------------------------
Jeffrey J. Nick(1)            Chairman of the Board, President, Chief Executive Officer and Director and/or
                              Trustee of the Registrant and each of the other investment companies in the
                              Delaware Investments family, Delaware Management Business Trust, Delvoy, Inc.,
                              DMH Corp. and Founders Holdings, Inc.; Chairman of the Board, Chief Executive
                              Officer and Director of Delaware Management Company, Inc., Delaware
                              Distributors, Inc., Delaware International Holdings Ltd., Delaware International
                              Advisers Ltd.; Chairman of the Board and Chief Executive Officer of Delaware
                              Management Company (a series of Delaware Management Business Trust);
                              Chairman of the Board and Director of Delaware Capital Management, Inc.;
                              Chairman of Delaware Investment Advisers (a series of Delaware Management
                              Business Trust) and Delaware Distributors, L.P.; President, Chief Executive Officer
                              and Director of Lincoln National Investment Companies, Inc.; President and Chief
                              Executive Officer of Delaware Management Holdings, Inc.; Director of Delaware
                              Service Company, Inc. and Retirement Financial Services, Inc.

Richard G. Unruh, Jr.         Executive Vice President/Chief Investment Officer, Equity of Delaware
                              Management Company, Inc., the Registrant, each of the other investment companies in the Delaware Investments family, Delaware Management Holdings, Inc.,
                              Delaware Capital Management, Inc. and Delaware Management Company (a series of Delaware Management Business Trust); Executive Vice President and Trustee of
                              Delaware Management Business Trust;  Chief Executive Officer, Chief Investment
                              Officer, Equity of Delaware Investment Advisers (a series of Delaware Management
                              Business Trust); and Director of Delaware International Advisers Ltd.

                              Board of Directors, Chairman of Finance Committee, Keystone Insurance Company since
                              1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman of Finance
                              Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market Street, Philadelphia, PA;
                              Board of Directors, Metron, Inc. since 1995, 11911 Freedom Drive, Reston, VA


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)


Name and Principal            Positions and Offices with the Manager and its
Business Address *            Affiliates and Other Positions and Offices Held
-------------------           -----------------------------------------------
Paul E. Suckow                Executive Vice President/Chief Investment Officer, Fixed Income of Delaware
                              Management Company, Inc., Delaware Management Company (a series of
                              Delaware Management Business Trust), Delaware Investment Advisers (a series of
                              Delaware Management Business Trust), the Registrant, each of the other investment companies in the Delaware Investments family and Delaware Management
                              Holdings, Inc.; Executive Vice President and Director of Founders Holdings, Inc.;
                              Executive Vice President of Delaware Capital Management, Inc. and Delaware
                              Management Business Trust; and Director of Founders CBO Corporation

                              Director, HYPPCO Finance Company Ltd.

David K. Downes               Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                              Director of DMH Corp, Delaware Distributors, Inc., Founders Holdings, Inc.,
                              Delaware Capital Management, Inc. and Delvoy, Inc.; Executive Vice President,
                              Chief Financial Officer and Trustee of Delaware Management Business Trust;
                              Executive Vice President, Chief Operating Officer and Chief Financial Officer of
                              the Registrant and each of the other funds in the Delaware Investments family,
                              Delaware Management Holdings, Inc., Founders CBO Corporation, Delaware
                              Investment Advisers (a series of Delaware Management Business Trust) and
                              Delaware Distributors, L.P.;  Chairman, President, Chief Executive Officer, Chief
                              Financial Officer and Director of Delaware Service Company, Inc.; President, Chief
                              Operating Officer, Chief Financial Officer and Director of Delaware International
                              Holdings Ltd.; Chairman and Director of Retirement Financial Services, Inc. and
                              Delaware Management Trust Company; President and Director of Delaware
                              Management Company, Inc. and Delaware Management Company (a series of
                              Delaware Management Business Trust); and Director of Delaware International
                              Advisers Ltd.

                              Chief Executive Officer and Director of Forewarn, Inc. since 1993, 8 Clayton Place,
                              Newtown Square, PA




* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)



Name and Principal            Positions and Offices with the Manager and its
Business Address *            Affiliates and Other Positions and Offices Held
------------------            -----------------------------------------------
Richard J. Flannery           Executive Vice President and General Counsel of Delaware Management
                              Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware
                              Distributors, Inc., Delaware Distributors, L.P., Delaware Management Trust
                              Company, Delaware Capital Management, Inc., Delaware Service Company, Inc.,
                              Delaware Management Company (a series of Delaware Management Business
                              Trust), Delaware Investment Advisers (a series of Delaware Management Business
                              Trust), Founders CBO Corporation and Retirement Financial Services, Inc.;
                              Executive Vice President/General Counsel and Director of Delaware International
                              Holdings Ltd., Founders Holdings, Inc. and Delvoy, Inc.; Senior Vice President of
                              the Registrant and each of the other funds in the Delaware Investments family;
                              Director of Delaware International Advisers Ltd.

                              Director, HYPPCO Finance Company Ltd.

                              Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverton, PA;
                              Director and Member of Executive Committee of Stonewall Links, Inc. since 1991,
                              Bulltown Rd., Elverton, PA


George M.
Chamberlain, Jr.              Senior Vice President and Secretary of Delaware Management Company, Inc., DMH Corp.,
                              Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital
                              Management, Inc., Retirement Financial Services, Inc., Delvoy, Inc. and Delaware
                              Management Business Trust; Senior Vice President, Secretary and General Counsel of
                              the Registrant and each of the other funds in the Delaware Investments family;
                              Senior Vice President and Secretary of Delaware Distributors, L.P., Delaware
                              Management Company (a series of Delaware Management Business Trust), Delaware
                              Investment Advisers (a series of Delaware Management Business Trust) and Delaware
                              Management Holdings, Inc.; Senior Vice President of Delaware International
                              Holdings Ltd.; Executive Vice President, Secretary and Director of Delaware
                              Management Trust Company; and Senior Vice President, Secretary and Director of
                              Founders Holdings, Inc.



* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)


Name and Principal            Positions and Offices with the Manager and its
Business Address *            Affiliates and Other Positions and Offices Held
------------------            -----------------------------------------------
Michael P. Bishof             Senior Vice President and Treasurer of the Registrant, each of the other funds in the
                              Delaware Investments family and Founders Holdings, Inc.; Senior Vice
                              President/Investment Accounting of Delaware Management Company, Inc.,
                              Delaware Management Company (a series of Delaware Management Business
                              Trust) and Delaware Service Company, Inc.; Senior Vice President and Treasurer/
                              Manager, Investment Accounting of Delaware Distributors, L.P. and Delaware
                              Investment Advisers (a series of Delaware Management Business Trust); Senior
                              Vice President and Assistant Treasurer of Founders CBO Corporation; and Senior
                              Vice President and Manager of Investment Accounting of Delaware International
                              Holdings Ltd.

Joseph H. Hastings            Senior Vice President/Corporate Controller and Treasurer of Delaware Management
                              Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware
                              Distributors, Inc., Delaware Capital Management, Inc., Delaware Distributors, L.P.,
                              Delaware Service Company, Inc., Delaware International Holdings Ltd., Delaware
                              Management Company (a series of Delaware Management Business Trust), Delvoy,
                              Inc. and Delaware Management Business Trust;  Senior Vice President/Corporate
                              Controller of the Registrant, each of the other funds in the Delaware Investments family and Founders Holdings, Inc.; Executive Vice President, Chief Financial
                              Officer and Treasurer of Delaware Management Trust Company; Chief Financial
                              Officer and Treasurer of Retirement Financial Services, Inc.; and Senior Vice
                              President/Assistant Treasurer of Founders CBO Corporation

Michael T. Taggart            Vice President/Facilities Management and Administrative Services of Delaware
                              Management Company, Inc. and Delaware Management Company (a series of
                              Delaware Management Business Trust)

Douglas L. Anderson           Senior Vice President/Operations of Delaware Management Company, Inc.,
                              Delaware Management Company (a series of Delaware Management Business
                              Trust), Retirement Financial Services, Inc. and Delaware Service Company, Inc.;
                              Senior Vice President/ Operations and Director of Delaware Management Trust
                              Company


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)

Name and Principal            Positions and Offices with the Manager and its
Business Address *            Affiliates and Other Positions and Offices Held
------------------            -----------------------------------------------
James L. Shields              Senior Vice President/Chief Information Officer of Delaware Management
                              Company, Inc., Delaware Management Company (a series of Delaware
                              Management Business Trust), Delaware Service Company, Inc. and Retirement
                              Financial Services, Inc.

Eric E. Miller                Senior Vice President, Assistant Secretary and Deputy General Counsel of the
                              Registrant and each of the other funds in the Delaware Investments family,
                              Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Holdings, Inc.,
                              DMH Corp., Delaware Distributors, L.P., Delaware Distributors Inc., Delaware
                              Service Company, Inc., Delaware Management Trust Company, Founders Holdings,
                              Inc., Delaware Capital Management, Inc. and Retirement Financial Services, Inc.;
                              Assistant Secretary of Delaware Management Business Trust; and Vice President
                              and Assistant Secretary of Delvoy, Inc.

Richelle S. Maestro           Senior Vice President, Assistant Secretary and Deputy General Counsel of the
                              Registrant, each of the other funds in the Delaware Investments family, Delaware
                              Management Company, Inc., Delaware Management Company (a series of
                              Delaware Management Business Trust), Delaware Investment Advisers (a series of
                              Delaware Management Business Trust), Delaware Management Holdings, Inc.,
                              Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service
                              Company, Inc., DMH Corp., Delaware Management Trust Company, Delaware
                              Capital Management, Inc., Retirement Financial Services, Inc., Founders Holdings,
                              Inc. and Delvoy, Inc.; Vice President and Secretary of Delaware International
                              Holdings Ltd.; and Secretary of Founders CBO Corporation

                              Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane, Philadelphia, PA

Richard Salus                 Vice President/Assistant Controller of Delaware Management Company, Inc.,
                              Delaware Management Company (a series of Delaware Management Business
                              Trust) and Delaware Management Trust Company

Bruce A. Ulmer                Vice President/Director of LNC Internal Audit of the Registrant, each of the other funds in the Delaware Investments family, Delaware Management Company, Inc.,
                              Delaware Management Company (a series of Delaware Management Business
                              Trust), Delaware Management Holdings, Inc., DMH Corp., Delaware Management
                              Trust Company and Retirement Financial Services, Inc.; Vice President/Director of
                              Internal Audit of Delvoy, Inc.


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)

Name and Principal            Positions and Offices with the Manager and its
Business Address *            Affiliates and Other Positions and Offices Held
------------------            -----------------------------------------------
Joel A. Ettinger(2)           Vice President/Director of Taxation of the Registrant, each of the other funds in the
                              Delaware Investments family, Delaware Management Company, Inc., Delaware
                              Management Company (a series of Delaware Management Business Trust) and
                              Delaware Management Holdings, Inc., Founders Holdings, Inc. and Founders CBO
                              Corporation

Christopher  Adams            Vice President/Business Manager, Equity Department of Delaware Management
                              Company, Inc., Delaware Management Company (a series of Delaware Management Business
                              Trust) and Delaware Service Company, Inc.

Dennis J. Mara(3)             Vice President/Acquisitions of Delaware Management Company, Inc. and Delaware
                              Management Company (a series of Delaware Management Business Trust)

Scott Metzger                 Vice President/Business Development of Delaware Management Company, Inc.,
                              Delaware Management Company (a series of Delaware Management Business
                              Trust) and Delaware Service Company, Inc.

Lisa O. Brinkley              Vice President/Compliance of the Registrant, Delaware Management Company,
                              Inc., each of the other funds in the Delaware Investments family, Delaware
                              Management Company (a series of Delaware Management Business Trust), DMH
                              Corp., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service
                              Company, Inc., Delaware Management Trust Company, Delaware Capital
                              Management, Inc. and Retirement Financial Services, Inc.; Vice
                              President/Compliance Officer of Delaware Management Business Trust; and Vice
                              President of Delvoy, Inc.

Mary Ellen Carrozza           Vice President/Client Services  of  Delaware  Management  Company, Inc.,  Delaware
                              Management Company (a series of Delaware Management Business Trust), Delaware Investment
                              Advisers (a series of Delaware Management Business Trust) and Delaware Pooled Trust,
                              Inc.

Gerald T. Nichols             Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                              Delaware Management Company (a series of Delaware Management Business
                              Trust), Delaware Investment Advisers (a series of Delaware Management Business
                              Trust) and the fixed-income investment companies in the Delaware Investments family; Vice President of Founders Holdings, Inc.; and Treasurer, Assistant
                              Secretary and Director of Founders CBO Corporation


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)


Name and Principal            Positions and Offices with the Manager and its
Business Address *            Affiliates and Other Positions and Offices Held
------------------            -----------------------------------------------
Paul A. Matlack               Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                              Delaware Management Company (a series of Delaware Management Business
                              Trust), Delaware Investment Advisers (a series of Delaware Management Business
                              Trust) and the fixed-income investment companies in the Delaware Investments family; Vice President of Founders Holdings, Inc.; and President and Director of
                              Founders CBO Corporation

Gary A. Reed                  Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                              Delaware Management Company (a series of Delaware Management Business Trust), Delaware
                              Investment Advisers (a series of Delaware Management Business Trust), the fixed-income investment companies in the Delaware Investments family and Delaware Capital Management,
                              Inc.

Patrick P. Coyne              Vice President/Senior  Portfolio Manager of Delaware ManagementCompany, Inc., Delaware
                              Management Company (a series of Delaware Management Business Trust), Delaware Investment
                              Advisers (a series of Delaware Management Business Trust), the fixed-income investment companies in the Delaware Investments family and Delaware Capital Management, Inc.

Roger A. Early                Vice resident/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware
                              Management Company (a series of Delaware Management Business Trust), Delaware Investment
                              Advisers (a series of Delaware Management Business Trust) and the fixed-income investment companies in the Delaware Investments family

Mitchell L. Conery(4)         Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware
                              Management Company (a series of Delaware Management Business Trust), Delaware Investment
                              Advisers (a series of Delaware Management Business Trust), the fixed-income investment companies in the Delaware Investments family and Delaware Capital Management, Inc.

George H. Burwell             Vice President/Senior Portfolio Manager of Delaware Management Company,
                              Inc., Delaware Management Company (a series of Delaware Management Business
                              Trust), the Registrant and the other equity investment companies in the Delaware
                              Investments family



* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)


Name and Principal            Positions and Offices with the Manager and its
Business Address *            Affiliates and Other Positions and Offices Held
------------------            -----------------------------------------------
John B. Fields                Vice President/Senior Portfolio Manager of Delaware Management Company,
                              Inc., Delaware Management Company (a series of Delaware Management Business
                              Trust), Delaware Investment Advisers (a series of Delaware Management Business
                              Trust), the Registrant, the other equity investment companies in the Delaware
                              Investments family, Delaware Capital Management, Inc. and Trustee of Delaware
                              Management Business Trust

Gerald S. Frey                Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware
                              Management Company (a series of Delaware Management Business Trust), Delaware Investment
                              Advisers (a series of Delaware Management Business Trust), the Registrant and the other investment companies in the Delaware Investments family

Christopher S. Beck(5)        Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware
                              Management Company (a series of Delaware Management Business Trust), Delaware Investment
                              Advisers (a series of Delaware Management Business Trust), the Registrant and the other investment companies in the Delaware Investments family

Elizabeth H. Howell(6)        Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                              Delaware Management Company (a series of Delaware Management Business Trust) and the fixed-income investment companies in the Delaware Investments family

Andrew M.
McCullagh, Jr.(7)             Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                              Delaware Management Company (a series of Delaware Management Business Trust) and the fixed-income investment companies in the Delaware Investments family

Babak Zenouzi                 Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                              Delaware Management Company (a series of Delaware Management Business Trust), the
                              Registrant and the other investment companies in the Delaware Investments family

J. Paul Dokas(8)              Vice President/Portfolio Manager of Delaware Management Company, Inc.,
                              Delaware Management Company (a series of Delaware Management Business Trust), the
                              Registrant and the other investment company in the Delaware Investments family


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)


Name and Principal            Positions and Offices with the Manager and its
Business Address *            Affiliates and Other Positions and Offices Held
------------------            -----------------------------------------------
Cynthia Isom                  Vice President/Portfolio Manager of Delaware Management Company, Inc.,
                              Delaware Management Company (a series of Delaware Management Business Trust) and the fixed-income investment companies in the Delaware Investments family

Paul Grillo                   Vice President/Portfolio Manager of Delaware Management Company, Inc., Delaware
                              Management Company (a series of Delaware Management Business Trust), Delaware Investment
                              Advisers (a series of Delaware Management Business Trust) and the fixed-income investment companies in the Delaware Investments family

Marshall T. Bassett(9)        Vice President/Portfolio Manager of Delaware Management Company, Inc., Delaware
                              Management Company (a series of Delaware Management Business Trust), Delaware Investment
                              Advisers (a series of Delaware Management Business Trust), the Registrant and the other equity investment companies in the Delaware Investments family

John A. Heffern(10)           Vice President/Portfolio Manager of Delaware Management Company, Inc., Delaware
                              Management Company (a series of Delaware Management Business Trust), the Registrant and
                              the other equity investment companies in the Delaware Investments family

Lori P. Wachs                 Vice President/Portfolio Manager of Delaware Management Company, Inc.,
                              Delaware Management Company (a series of Delaware Management Business
                              Trust), the Registrant and the other equity investment companies in the Delaware
                              Investments family

* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

(1)  MANAGING DIRECTOR, Lincoln National UK plc prior to 1996.
(2)  TAX PRINCIPAL, Ernst & Young LLP prior to April 1998.
(3)  CORPORATE CONTROLLER, IIS prior to July 1997.
(4)  INVESTMENT OFFICER, Travelers Insurance prior to January 1997.
(5)  SENIOR PORTFOLIO MANAGER, Pitcairn Trust Company prior to May 1997.
(6)  SENIOR PORTFOLIO MANAGER, Voyageur Fund Managers, Inc. prior to May 1997.
(7) SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER, Voyageur Asset Management LLC prior to May 1997.
(8) DIRECTOR OF TRUST INVESTMENTS, Bell Atlantic Corporation prior to February 1997.
(9)  VICE PRESIDENT, Morgan Stanley Asset Management prior to March 1997.
(10) SENIOR VICE PRESIDENT, EQUITY RESEARCH, NatWest Securities Corporation prior to March 1997.

PART C - Other Information
(continued)


           (b) Vantage Global Advisors, Inc. ("Vantage"), 630 Fifth Avenue, New York, NY 10111, is an indirect, wholly owned subsidiary of Lincoln National Corporation and an affiliate of Delaware Management Company, Inc. Vantage provides investment advice to pension plans, endowments, insurance and commingled products. Vantage serves as sub-investment adviser to the Social Awareness Series (formerly named Quantum Series). The directors and officers of Vantage are listed below. Unless otherwise indicated, the principal business address of each person is 630 Fifth Avenue, New York, NY 10111.


Name and Principal             Positions and Offices with Vantage Global Advisors, Inc. and its Principal
Business Address               Affiliates and Other Positions and Offices Held
------------------             --------------------------------------------------------------------------
T. Scott Wittman               President and Director of Vantage Global Advisors, Inc.

                               Senior Vice President of Delaware Distributors, L.P.

Marc C. Viani                  Vice President of Vantage Global Advisors, Inc.

*Dennis A. Blume               Director of Vantage Global Advisors, Inc.

                               Vice President and Director of Lincoln Investment Management, Inc. since 1985,
                               200 East Berry Street, Fort Wayne, IN; Director of Lynch & Mayer, Inc. since
                               1996, 520 Madison Avenue, New York, NY

*H. Thomas McMeekin            Director of Vantage Global Advisors, Inc.

                               President and Director of Lincoln Investment Management, Inc., Lincoln National
                               Convertible Securities Fund, Inc., Lincoln National Income Fund, Inc. since 1994;
                               Executive Vice President and Chief Investment Officer of Lincoln National Corporation
                               since 1994; President, Chief Executive Officer and Director of Lincoln National
                               Mezzanine Corporation, 200 East Berry Street, Fort Wayne, IN; Director of Lynch & Mayer,
                               Inc., 520 Madison Avenue, New York, NY


 * Business address is 200 East Berry Street, Fort Wayne, IN 46802. ** Business address is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)



Name and Principal             Positions and Offices with Vantage Global Advisors, Inc. and its Principal
Business Address               Affiliates and Other Positions and Offices Held
------------------             --------------------------------------------------------------------------
**Jeffrey J. Nick              Director of Vantage Global Advisors, Inc.

                               Chairman of the Board, President, Chief Executive Officer and Director and/or Trustee
                               of the Registrant and 33 other investment companies in the Delaware Investments family,
                               Delaware Management Company, Inc., Delaware Management Business Trust, Delvoy, Inc.,
                               DMH Corp. and Founders Holdings, Inc.; Chairman of the Board, Chief Executive Officer
                               and Director of Delaware Distributors, Inc., Delaware International Holdings Ltd.,
                               Delaware International Advisers Ltd.; Chairman of the Board and Chief Executive Officer
                               of Delaware Management Company (a series of Delaware Management Business Trust);
                               Chairman of the Board and Director of Delaware Capital Management, Inc. and Retirement
                               Financial Services, Inc.; Chairman of Delaware Investment Advisers (a series of
                               Delaware Management Business Trust) and Delaware Distributors, L.P.; President, Chief
                               Executive Officer and Director of Lincoln National Investment Companies, Inc. and
                               Delaware Management Holdings, Inc.; Director of Delaware Service Company, Inc.

**Bruce D. Barton(1)           Director of Vantage Global Advisors, Inc.

                               President and Chief Executive Officer of Delaware Distributors, L.P. since 1996,
                               1818 Market Street, Philadelphia, PA;


(1) SENIOR VICE PRESIDENT AND DIRECTOR, Lincoln National Investment Companies February 1996 to October 1996; VICE PRESIDENT, Lincoln National Corporation May 1992 to October 1996.







 * Business address is 200 East Berry Street, Fort Wayne, IN 46802. ** Business address is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)



             Delaware International Advisers Ltd. ("Delaware International") serves as investment manager to the International Equity, Global Bond and Emerging Markets Series of the Registrant. In addition, Delaware International serves as sub-adviser to Strategic Income Series. In addition, Delaware International also serves as investment manager or sub-adviser to certain other funds in the Delaware Investments family (Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Global & International Funds, Inc., Delaware Pooled Trust, Inc., Delaware Group Adviser Funds, Inc. and Delaware Group Income Funds, Inc.) and other institutional accounts.

             Information regarding the officers and directors of Delaware International and the positions they have held with the Registrant during the past two fiscal years is provided below.


Name and Principal                 Positions and Offices with Delaware International Advisers Ltd.
Business Address                   and its Affiliates and Other Positions and Offices Held
------------------                 ---------------------------------------------------------------
*Jeffrey J. Nick                   Chairman of the Board, President, Chief Executive Officer and Director and/or
                                   Trustee of the Registrant and 33 other investment companies in the Delaware
                                   Investments family, Delaware Management Company, Inc., Delaware
                                   Management Business Trust, Delvoy, Inc., DMH Corp. and Founders Holdings,
                                   Inc.; Chairman of the Board, Chief Executive Officer and Director of Delaware
                                   Distributors, Inc., Delaware International Holdings Ltd., Delaware International
                                   Advisers Ltd.; Chairman of the Board and Chief Executive Officer of Delaware
                                   Management Company (a series of Delaware Management Business Trust);
                                   Chairman of the Board and Director of Delaware Capital Management, Inc. and
                                   Retirement Financial Services, Inc.; Chairman of Delaware Investment Advisers
                                   (a series of Delaware Management Business Trust) and Delaware Distributors,
                                   L.P.; President, Chief Executive Officer and Director of Lincoln National
                                   Investment Companies, Inc. and Delaware Management Holdings, Inc.; Director
                                   of Delaware Service Company, Inc.

**G. Roger H. Kitson               Vice Chairman and Director of Delaware International Advisers Ltd.

**Ian G. Sims                      Deputy Managing Director/ Chief Investment Officer/Global Fixed Income and
                                   Director of Delaware International Advisers Ltd.

**David G. Tilles                  Managing Director, Chief Investment Officer and Director of Delaware
                                   International Advisers Ltd. and Executive Vice President of Delaware
                                   International Holdings, Ltd.

**John Emberson                    Secretary, Compliance Officer, Finance Director and Director of Delaware
                                   International Advisers Ltd.


 * Business address of each is 1818 Market Street, Philadelphia, PA 19103.
** Business address of each is Third Floor, 80 Cheapside, London, England EC2V
   6EE.

PART C - Other Information
(continued)


Name and Principal                 Positions and Offices with Delaware International Advisers Ltd.
Business Address                   and its Affiliates and Other Positions and Offices Held
------------------                 ---------------------------------------------------------------
**Nigel G. May                     Senior Portfolio Manager/Director of Delaware International Advisers Ltd.

**Elizabeth A. Desmond             Senior Portfolio Manager/Director of Delaware International Advisers Ltd.

*David K. Downes                   Director of Delaware International Advisers Ltd. and Delaware Voyageur
                                   Holding, Inc.; Executive Vice President, Chief Operating Officer and Chief
                                   Financial Officer of Delaware Management Company (a series of Delaware
                                   Management Business Trust) and Delaware Investment Advisers (a series of
                                   Delaware Management Business Trust);  Executive Vice President, Chief
                                   Administrative Officer, Chief Financial Officer and Trustee of Delaware
                                   Management Business Trust; Executive Vice President, Chief Operating
                                   Officer, Chief Financial Officer and Director of Delaware Management
                                   Company, Inc., DMH Corp, Delaware Distributors, Inc., Founders Holdings,
                                   Inc. and Delvoy, Inc.; Executive Vice President, Chief Operating Officer and
                                   Chief Financial Officer of the Registrant and each of the other funds in the
                                   Delaware Investments family, Delaware Management Holdings, Inc., Founders
                                   CBO Corporation, Delaware Capital Management, Inc. and Delaware
                                   Distributors, L.P.;  President, Chief Executive Officer, Chief Financial Officer
                                   and Director of Delaware Service Company, Inc.; President, Chief Operating
                                   Officer, Chief Financial Officer and Director of Delaware International
                                   Holdings Ltd.; Chairman, Chief Executive Officer and Director of Delaware
                                   Investment & Retirement Services, Inc.; Chairman and Director of Delaware
                                   Management Trust Company; and Vice President of Lincoln Funds Corporation

                                   Chief Executive Officer and Director of Forewarn, Inc. since 1993, 8 Clayton
                                   Place, Newtown Square, PA

*Richard G. Unruh, Jr.             Executive Vice President/Chief Investment Officer, Equity of Delaware
                                   Management Company, Inc., the Registrant, each of the other investment companies in the Delaware Investments family, Delaware Management
                                   Holdings, Inc., Delaware Capital Management, Inc. and Delaware Management
                                   Company (a series of Delaware Management Business Trust); Executive Vice
                                   President and Trustee of Delaware Management Business Trust;  Chief
                                   Executive Officer, Chief Investment Officer, Equity of Delaware Investment
                                   Advisers (a series of Delaware Management Business Trust); and Director of
                                   Delaware International Advisers Ltd.

                                   Board of Directors, Chairman of Finance Committee, Keystone Insurance Company since
                                   1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman of Finance
                                   Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market Street, Philadelphia, PA;
                                   Board of Directors, Metron, Inc. since 1995, 11911 Freedom Drive, Reston, VA


 * Business address of each is 1818 Market Street, Philadelphia, PA 19103.
** Business address of each is Third Floor, 80 Cheapside, London, England EC2V
   6EE.

PART C - Other Information
(continued)


Name and Principal                 Positions and Offices with Delaware International Advisers Ltd.
Business Address                   and its Affiliates and Other Positions and Offices Held
------------------                 ---------------------------------------------------------------
*Richard J. Flannery               Executive Vice President and General Counsel of Delaware Management
                                   Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware
                                   Distributors, Inc., Delaware Distributors, L.P., Delaware Management Trust Company,
                                   Delaware Capital Management, Inc., Delaware Service Company, Inc., Delaware
                                   Management Company (a series of Delaware Management Business Trust), Delaware
                                   Investment Advisers (a series of Delaware Management Business Trust), Founders CBO
                                   Corporation and Retirement Financial Services, Inc.; Executive Vice
                                   President/General Counsel and Director of Delaware International Holdings Ltd.,
                                   Founders Holdings, Inc. and Delvoy, Inc.; Senior Vice President of the Registrant
                                   and each of the other funds in the Delaware Investments family; Director of
                                   Delaware International Advisers Ltd.

                                   Director, HYPPCO Finance Company Ltd.

                                   Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverton,
                                   PA; Director and Member of Executive Committee of Stonewall Links, Inc.
                                   since 1991, Bulltown Rd., Elverton, PA

*John C. E. Campbell               Director of Delaware International Advisers Ltd.; and Executive Vice President
                                   of Delaware Investment Advisers (a series of Delaware Management Business
                                   Trust).

*George E. Deming                  Director of Delaware International Advisers Ltd. and Vice President/Senior
                                   Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                   Management Business Trust).

 * Business address of each is 1818 Market Street, Philadelphia, PA 19103.
** Business address of each is Third Floor, 80 Cheapside, London, England EC2V
   6EE.

PART C - Other Information
(continued)


Name and Principal                 Positions and Offices with Delaware International Advisers Ltd.
Business Address                   and its Affiliates and Other Positions and Offices Held
------------------                 ---------------------------------------------------------------
**Timothy W. Sanderson             Chief Investment Officer, Equities and Director of Delaware International
                                   Advisers Ltd.

**Clive A. Gillmore                Senior Portfolio Manager and Director of Delaware International Advisers Ltd.

**Hamish O. Parker                 Senior Portfolio Manager and Director of Delaware International Advisers Ltd.

**Gavin A. Hall                    Senior Portfolio Manager of Delaware International Advisers Ltd.

**Robert Akester                   Senior Portfolio Manager of Delaware International Advisers Ltd.

**Hywel Morgan                     Senior Portfolio Manager of Delaware International Advisers Ltd.

**Fiona A. Barwick                 Senior Portfolio Manager of Delaware International Advisers Ltd.

**Joanna Bates                     Senior Portfolio Manager of Delaware International Advisers Ltd.

**Joshua Brooks                    Senior Portfolio Manager of Delaware International Advisers Ltd.

**John Kirk                        Senior Portfolio Manager of Delaware International Advisers Ltd.

**Hywel W. Morgan                  Senior Portfolio Manager of Delaware International Advisers Ltd.

**Christopher A. Moth              Senior Portfolio Manager of Delaware International Advisers Ltd.

**Richard J. Ginty                 Portfolio Manager of Delaware International Advisers Ltd.

**R. Emma Lewis                    Portfolio Manager of Delaware International Advisers Ltd.

**Hugh A. Sergent                  Portfolio Manager of Delaware International Advisers Ltd.


 * Business address of each is 1818 Market Street, Philadelphia, PA 19103.
** Business address of each is Third Floor, 80 Cheapside, London, England EC2V 6EE.


             Lincoln Investment Management Company, Inc. serves as sub-adviser to the REIT Series. Lincoln Investment Management Company, Inc. also serves as sub-adviser to Delaware Pooled Trust, Inc. In addition, Lincoln Investment Management Company, Inc. serves as investment manager to Lincoln National Convertible Securities Fund, Inc., Lincoln National Income Fund, Inc., Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity- Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., Lincoln National Special Opportunities Fund, Inc. and to other clients. Lincoln Investment Management Company, Inc. is registered with the Securities and Exchange Commission as an investment adviser and has acted as an investment adviser to investment companies for over 40 years.

PART C - Other Information
(continued)


             Information regarding the officers and directors of Lincoln Investment Management Company, Inc. and the positions they held during the past two years follows:


Name and Principal                 Positions and Offices with Lincoln Investment Management Company, Inc.
Business Address                   and its Affiliates and Other Positions and Offices Held
------------------                 ----------------------------------------------------------------------
*H. Thomas                         President & Director of Lincoln Investment Management, Inc., Lincoln
McMeekin                           National Convertible Securities Fund, Inc. and Lincoln National Income
                                   Fund, Inc.; President, Chief Executive Officer and Director of Lincoln National
                                   Mezzanine Corporation; Executive Vice President (previously Senior Vice President)
                                   and Chief Investment Officer of Lincoln National Corporation; and Director of The
                                   Lincoln National Life Insurance Company, Lynch & Mayer, Inc. and Vantage Global
                                   Advisors, Inc.

*Dennis A. Blume                   Senior Vice President and Director of Lincoln Investment Management,
                                   Inc. and Lincoln National Realty Corporation; and Director of Lynch &
                                   Mayer, Inc. and Vantage Global Advisors, Inc.

*Steven R. Brody                   Senior Vice President and Director of Lincoln Investment Management,
                                   Inc.;  Director and Vice President of Lincoln National Mezzanine
                                   Corporation; Vice President of The Lincoln National Life Insurance
                                   Company; Director of Lincoln National Realty Corporation; Treasurer of
                                   Lincoln National Convertible Securities Fund, Inc. and Lincoln National
                                   Income Fund, Inc.; and Assistant Treasurer of Lincoln Financial Group,
                                   Inc., Lincoln National Aggressive Growth Fund, Inc., Lincoln National
                                   Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc.,
                                   Lincoln National Equity-Income Fund, Inc., Lincoln National Global
                                   Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund,
                                   Inc., Lincoln National Health & Casualty Insurance Company, Lincoln
                                   National International Fund, Inc., Lincoln National Life Reinsurance
                                   Company, Lincoln National Managed Fund, Inc., Lincoln National
                                   Money Market Fund, Inc., Lincoln National Reassurance Company,
                                   Lincoln National Social Awareness Fund, Inc. and Lincoln National
                                   Special Opportunities Fund, Inc.

*Ann L. Warner                     Vice President of Lincoln Investment Management, Inc.; Second Vice
                                   President of Lincoln Life & Annuity Company of New York; Director of Lincoln
                                   National Convertible Securities Fund, Inc.; and Director and Vice President of
                                   Lincoln National Income Fund, Inc.

*JoAnn E. Becker                   Senior Vice President & Director of Lincoln Investment Management,
                                   Inc. and The Lincoln National Life Insurance Company; and Director of
                                   LNC Equity Sales Corporation, The Richard Leahy Corporation and
                                   Professional Financial Planning, Inc.

*David A. Berry                    Vice President of Lincoln Investment Management, Inc., Lincoln
                                   National Convertible Securities Fund, Inc. and Lincoln National Income
                                   Fund, Inc.; and Second Vice President of Lincoln Life & Annuity
                                   Company of New York


* Business address is 200 East Berry Street, Fort Wayne, IN 46802. ** Business address is 1300 S. Clinton Street, Fort Wayne, IN 46802.

PART C - Other Information
(continued)

Name and Principal                 Positions and Offices with Lincoln Investment Management Company,
Business Address                   Inc. and its Affiliates and Other Positions and Offices Held
------------------                 -----------------------------------------------------------------
*Karen L. Bobilier                 Senior Account Executive of Lincoln Investment Management, Inc.

*Kathy E. Bowman                   Vice President of Lincoln Investment Management, Inc.

*Philip C. Byrde                   Vice President of Lincoln Investment Management, Inc.

*Patrick R. Chasey                 Vice President of Lincoln Investment Management, Inc.

*Garrett W. Cooper                 Vice President of Lincoln Investment Management, Inc.

*David C. Fischer                  Vice President of Lincoln Investment Management, Inc. and
                                   Lincoln National Income Fund, Inc.

*Robert C. Franzino                Vice President of Lincoln Investment Management, Inc.

*Luc N. Girard                     Vice President of Lincoln Investment Management, Inc. and The Lincoln
                                   National Life Insurance Company

*Jennifer C. Hom                   Vice President of Lincoln Investment Management, Inc.

*James M. Keefer                   Vice President and Associate General Counsel of Lincoln Investment
                                   Management, Inc.

*Timothy H. Kilfoil                Vice President of Lincoln Investment Management, Inc.

*Lawrence T. Kissko                Vice President of Lincoln Investment Management, Inc.; Vice President
                                   and Director Lincoln National Realty Corporation; and Vice President of
                                   The Lincoln National Life Insurance Company

*Howard R. Lodge                   Vice President of Lincoln Investment Management, Inc.

*David J. Miller                   Vice President of Lincoln Investment Management, Inc.

*David C. Patch                    Vice President of Lincoln Investment Management, Inc.

*Regina N. Rohrbacher              Compliance Officer of Lincoln Investment Management, Inc.

*Barbara A. Short                  Investment Fund Analyst of Lincoln Investment Management, Inc.

*Ann L. Warner                     Vice President of Lincoln Investment Management, Inc.



* Business address is 200 East Berry Street, Fort Wayne, IN 46802. ** Business address is 1300 S. Clinton Street, Fort Wayne, IN 46802.

PART C - Other Information
(continued)


Name and Principal                 Positions and Offices with Lincoln Investment Management Company,
Business Address                   Inc. and its Affiliates and Other Positions and Offices Held
------------------                 -----------------------------------------------------------------
*Janet C. Whitney                  Corporate Vice President and Treasurer of Lincoln Investment
                                   Management, Inc., The Financial Alternative, Inc., Financial Alternative
                                   Resources, Inc., Financial Choices, Inc., Financial Investments, Inc.,
                                   Financial Investment Services, Inc., The Financial Resources Department,
                                   Inc., Investment Alternatives, Inc., The Investment Center, Inc., The
                                   Investment Group, Inc., LNC Administrative Services Corporation, LNC
                                   Equity Sales Corporation, The Richard Leahy Corporation, Lincoln
                                   National Aggressive Growth Fund, Inc., Lincoln National Bond Fund,
                                   Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National
                                   Equity-Income Fund, Inc., Lincoln National Global Assets Allocation
                                   Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln
                                   National Health & Casualty Insurance Company, Lincoln National
                                   Intermediaries, Inc., Lincoln National International Fund, Inc., Lincoln
                                   National Managed Fund, Inc., Lincoln National Management Services,
                                   Inc., Lincoln National Mezzanine Corporation, Lincoln National Money
                                   Market Fund, Inc. Lincoln National Realty Corporation, Lincoln National
                                   Risk Management, Inc., Lincoln National Social Awareness Fund, Inc.,
                                   Lincoln National Special Opportunities Fund, Inc., Lincoln National
                                   Structured Settlement, Inc., Personal Financial Resources, Inc., Personal
                                   Investment Services, Inc., Special Pooled Risk Administrators, Inc.,
                                   Underwriters & Management Services, Inc.; Vice President and Treasurer
                                   (previously Vice President and General Auditor) of Lincoln National
                                   Corporation; and Assistant Treasurer of First Penn-Pacific Life Insurance
                                   Company

*Jay M. Yentis                     Second Vice President of Lincoln Investment Management, Inc.



* Business address is 200 East Berry Street, Fort Wayne, IN 46802. ** Business address is 1300 S. Clinton Street, Fort Wayne, IN 46802.

PART C - Other Information
(continued)


Name and Principal                 Positions and Offices with Lincoln Investment Management Company,
Business Address                   Inc. and its Affiliates and Other Positions and Offices Held
------------------                 -----------------------------------------------------------------
*C. Suzanne Womack                 Secretary of Lincoln Investment Management, Inc., Corporate Benefit
                                   Systems Services Corporation, The Financial Alternative, Inc., Financial
                                   Alternative Resources, Inc., Financial Choices, Inc., The Financial
                                   Resources Department, Inc., Financial Investment Services, Inc.,
                                   Financial Investments, Inc., Insurance Services, Inc., Investment
                                   Alternatives, Inc., The Investment Center, Inc. (TN), The Investment
                                   Group, Inc., LNC Administrative Services Corporation, LNC Equity
                                   Sales Corporation, The Richard Leahy Corporation, Lincoln Life
                                   Improved Housing, Inc., Lincoln National (China) Inc., Lincoln National
                                   Convertible Securities Fund, Inc., Lincoln National Health & Casualty
                                   Insurance Company, Lincoln National Income Fund, Inc., Lincoln
                                   National Intermediaries, Inc., Lincoln National Life Reinsurance
                                   Company, Lincoln National Management Services, Inc., Lincoln National
                                   Mezzanine Corporation, Lincoln National Realty Corporation, Lincoln
                                   National Reassurance Company, Lincoln National Reinsurance Company
                                   (Barbados) Limited, Lincoln National Reinsurance Company Limited,
                                   Lincoln National Risk Management, Inc., Lincoln National Structured
                                   Settlement, Inc., Old Fort Insurance Company, Ltd., Personal Financial
                                   Resources, Inc., Personal Investment Services, Inc., Professional
                                   Financial Planning, Inc., Reliance Life Insurance Company of Pittsburgh,
                                   Special Pooled Risk Administrators, Inc. and Underwriters &
                                   Management Services, Inc.; Vice President, Secretary and Director of
                                   Lincoln National Foundation, Inc.; Secretary and Assistant Vice President
                                   of Lincoln National Corporation and The National Life Insurance
                                   Company; and Assistant Secretary of Lincoln National Aggressive
                                   Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National
                                   Capital Appreciation Fund, Inc., Lincoln National Equity-Income Fund,
                                   Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln
                                   National Growth and Income Fund, Inc., Lincoln National International
                                   Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National
                                   Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc.,
                                   Lincoln National Special Opportunities Fund, Inc., Lincoln National
                                   Variable Annuity Funds A & B and Lincoln Life & Annuity Company of
                                   New York


* Business address is 200 East Berry Street, Fort Wayne, IN 46802. ** Business address is 1300 S. Clinton Street, Fort Wayne, IN 46802.

PART C - Other Information
(continued)



Item 27.     Principal Underwriters.

             (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Group.

             (b) Information with respect to each officer or partner of principal underwriter:


Name and Principal                       Positions and Offices                    Positions and Offices
Business Address *                       with Underwriter                         with Registrant
------------------                       ---------------------                    ---------------------
Delaware Distributors, Inc.              General Partner                          None

Delaware Investment
Advisers                                 Limited Partner                          None

Delaware Capital
Management, Inc.                         Limited Partner                          None

Jeffrey J. Nick                          Chairman                                 Chairman, President, Chief
                                                                                  Executive Officer and
                                                                                  Director/Trustee

Bruce D. Barton                          President and Chief Executive            None
                                         Officer

David K. Downes                          Executive Vice President,                Executive Vice President, Chief
                                         Chief Operating Officer                  Operating Officer and Chief
                                         and Chief Financial Officer              Financial Officer

Richard J. Flannery                      Executive Vice President/                Executive Vice President
                                         General Counsel

George M. Chamberlain, Jr.               Senior Vice President/Secretary          Senior Vice President/
                                                                                  Secretary/General Counsel

Joseph H. Hastings                       Senior Vice President/Corporate          Senior Vice President/
                                         Controller & Treasurer                   Corporate Controller


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)


Name and Principal                     Positions and Offices                    Positions and Offices
Business Address *                     with Underwriter                         with Registrant
------------------                     ---------------------                    ---------------------
Terrence P. Cunningham                 Senior Vice President/Financial          None
                                       Institutions

Thomas E. Sawyer                       Senior Vice President/                   None
                                       National Sales Director

Mac McAuliffe                          Senior Vice President/Sales              None
                                       Manager, Western Division

J. Chris Meyer                         Senior Vice President/                   None
                                       Director Product Management

William M. Kimbrough                   Senior Vice President/Wholesaler         None

Daniel J. Brooks                       Senior Vice President/Wholesaler         None

Bradley L. Kolstoe                     Senior Vice President/Western            None
                                       Division Sales Manager

Henry W. Orvin                         Senior Vice President/Eastern            None
                                       Division Sales Manager

T. Scott Wittman                       Senior Vice President                    None

Michael P. Bishof                      Senior Vice President and Treasurer/     Senior Vice
                                       Manager, Investment Accounting           President/Treasurer


Eric E. Miller                         Senior Vice President/                   Senior Vice President/
                                       Assistant Secretary/                     Assistant Secretary/
                                       Deputy General Counsel                   Deputy General
                                                                                Counsel

Richelle S. Maestro                    Senior Vice President/                   Senior Vice President/
                                       Assistant Secretary/                     Assistant Secretary/
                                       Deputy General Counsel                   Deputy General
                                                                                Counsel

Lisa O. Brinkley                       Vice President/Compliance                Vice President/Compliance

Daniel H. Carlson                      Vice President/Strategic Marketing       None


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)



Name and Principal                     Positions and Offices                          Positions and Offices
Business Address *                     with Underwriter                               with Registrant
------------------                     ---------------------                          ---------------------
Diane M. Anderson                      Vice President/Plan Record Keeping             None
                                       and Administration

Anthony J. Scalia                      Vice President/Defined Contribution            None
                                       Sales, SW Territory

Courtney S. West                       Vice President/Defined Contribution            None
                                       Sales, NE Territory

Denise F. Guerriere                    Vice President/Client Services                 None

Gordon E. Searles                      Vice President/Client Services                 None

Lori M. Burgess                        Vice President/Client Services                 None

Julia R. Vander Els                    Vice President/Participant Services            None

Jerome J. Alrutz                       Vice President/Retail Sales                    None

Scott Metzger                          Vice President/Business Development            Vice President/Business
                                                                                      Development

Larry Carr                             Vice President/Sales Manager                   None

Stephen C. Hall                        Vice President/Institutional Sales             None

Gregory J. McMillan                    Vice President/ National Accounts              None

Holly W. Reimel                        Senior Vice President/Manager,                 None
                                       National Accounts

Christopher H. Price                   Vice President/Manager,                        None
                                       Insurance

Stephen J. DeAngelis                   Senior Vice President, National                None
                                       Director/Manager Account Services


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)


Name and Principal                     Positions and Offices                          Positions and Offices
Business Address *                     with Underwriter                               with Registrant
------------------                     ---------------------                          ---------------------
Andrew W. Whitaker                     Vice President/Financial Institutions          None

Jesse Emery                            Vice President/ Marketing                      None
                                       Communications

Darryl S. Grayson                      Vice President, Broker/Dealer                  None
                                       Internal Sales

Dinah J. Huntoon                       Vice President/Product                         None
                                       Manager Equity

Soohee Lee                             Vice President/Fixed Income                    None
                                       Product Management

Ellen M. Krott                         Vice President/Marketing                       None

Dale L. Kurtz                          Vice President/Marketing Support               None

David P. Anderson                      Vice President/Wholesaler                      None

Lee D. Beck                            Vice President/Wholesaler                      None

Gabriella Bercze                       Vice President/Wholesaler                      None

Larry D. Birdwell                      Vice President/Wholesaler                      None

Terrence L. Bussard                    Vice President/Wholesaler                      None

William S. Carroll                     Vice President/Wholesaler                      None

William L. Castetter                   Vice President/Wholesaler                      None

Thomas J. Chadie                       Vice President/Wholesaler                      None

Joseph Gallagher                       Vice President/Wholesaler                      None

Thomas C. Gallagher                    Vice President/Wholesaler                      None


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)



Name and Principal                     Positions and Offices                          Positions and Offices
Business Address *                     with Underwriter                               with Registrant
------------------                     ---------------------                          ----------------------
Douglas R. Glennon                     Vice President/Wholesaler                      None

Ronald A. Haimowitz                    Vice President/Wholesaler                      None

Edward J. Hecker                       Vice President/Wholesaler                      None

Christopher L. Johnston                Vice President/Wholesaler                      None

Michael P. Jordan                      Vice President/Wholesaler                      None

Jeffrey A. Keinert                     Vice President/Wholesaler                      None

Thomas P. Kennett                      Vice President/ Wholesaler                     None

Theodore T. Malone                     Vice President/Wholesaler                      None

Debbie A. Marler                       Vice President/Wholesaler                      None

Nathan W. Medin                        Vice President/Wholesaler                      None

Roger J. Miller                        Vice President/Wholesaler                      None

Andrew Morris                          Vice President/Wholesaler                      None

Patrick L. Murphy                      Vice President/Wholesaler                      None

Scott Naughton                         Vice President/Wholesaler                      None

Stephen C. Nell                        Vice President/Wholesaler                      None

Julia A. Nye                           Vice President/Wholesaler                      None

Joseph T. Owczarek                     Vice President/Wholesaler                      None

Mary Ellen Pernice-Fadden              Vice President/Wholesaler                      None

Mark A. Pletts                         Vice President/Wholesaler                      None

Philip G. Rickards                     Vice President/Wholesaler                      None

Laura E. Roman                         Vice President/Wholesaler                      None


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)


Name and Principal            Positions and Offices                                 Positions and Offices
Business Address *            with Underwriter                                      with Registrant
------------------            ---------------------                                 ---------------------
Linda Schulz                  Vice President/Wholesaler                             None

Edward B. Sheridan            Vice President/Wholesaler                             None

Robert E. Stansbury           Vice President/Wholesaler                             None

Julia A. Stanton              Vice President/Wholesaler                             None

Larry D. Stone                Vice President/Wholesaler                             None

Edward J. Wagner              Vice President/Wholesaler                             None

Wayne W. Wagner               Vice President/Wholesaler                             None

John A. Wells                 Vice President/Marketing                              None
                              Technology

Scott Whitehouse              Vice President/Wholesaler                             None

Theodore V. Wood              Vice President/Technical Systems                      None
                              Officer

Michael J. Woods              Vice President/National Sales Manager                 None


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

             (c) Inapplicable.

Item 28.     Location of Accounts and Records.

             All accounts and records are maintained in Philadelphia at 1818 Market Street, Philadelphia, PA 19103 or One Commerce Square, Philadelphia, PA 19103, in London at Third Floor, 80 Cheapside, London, England EC2V 6EE, in New York at 630 Fifth Avenue, New York, NY 10111, or in Fort Wayne at 200 East Berry Street, Fort Wayne, IN 46802 or 1300 S. Clinton Street, Fort Wayne, IN 46802.

Item 29.     Management Services.  None.

Item 30.     Undertakings.

    (a)      Not Applicable.
    (b)      Not Applicable.
    (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.
    (d)      Not Applicable.

PART C - Other Information
(continued)


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 25th day of January, 1999.

                                             DELAWARE GROUP PREMIUM FUND, INC.

                                                   By /s/Jeffrey J. Nick
                                                      -------------------
                                                      Jeffrey J. Nick
                                                         Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

              Signature                                        Title                                  Date
---------------------------------------           ---------------------------------------       ----------------
/s/ Jeffrey J. Nick                               President, Chief Executive Officer
---------------------------------------           Chairman of the Board and Director            January 25, 1999
Jeffrey J. Nick
                                                  Executive Vice President/Chief Operating
                                                  Officer/Chief Financial Officer (Principal
                                                  Financial Officer and Principal Accounting
/s/David K. Downes                                Officer)                                      January 25, 1999
---------------------------------------
David K. Downes

/s/Walter P. Babich                    *          Director                                      January 25, 1999
---------------------------------------
Walter P. Babich

/s/Anthony D. Knerr                    *          Director                                      January 25, 1999
---------------------------------------
Anthony D. Knerr

/s/Ann R. Leven                        *          Director                                      January 25, 1999
---------------------------------------
Ann R. Leven

/s/W. Thacher Longstreth               *          Director                                      January 25, 1999
---------------------------------------
W. Thacher Longstreth

/s/ Thomas F. Madison                  *          Director                                      January 25, 1999
---------------------------------------
Thomas F. Madison

/s/Charles E. Peck                     *          Director                                      January 25, 1999
---------------------------------------
Charles E. Peck

/s/Wayne A. Stork                      *          Director                                      January 25, 1999
---------------------------------------
Wayne A. Stork

/s/John H. Durham                      *          Director                                      January 25, 1999
---------------------------------------
John H. Durham
                                                  *By/s/Jeffrey J. Nick
                                                     ------------------
                                                     Jeffrey J. Nick
                                                   as Attorney-in-Fact
                                            for each of the persons indicated


PART C - Other Information
(continued)



                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



















                                    Exhibits

                                       to

                                    Form N-1A













             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


Exhibit No.           Exhibit
-----------           -------
EX-99.D13             Executed Investment Management Agreement (April 30, 1998)
                      between Delaware Management Company and the Registrant on
                      behalf of REIT Series

EX-99.D18             Form of Investment Management Agreement (1999) between Delaware Management
                      Company and the Registrant on behalf of Aggressive Growth Series

EX-99.E9              Executed Distribution Agreement (April 30, 1998) between Delaware Distributors,L.P. and the Registrant on behalf of REIT Series

EX-99.E10             Form of Distribution Agreement (April 30, 1998) between Delaware Distributors,L.P. and the Registrant on behalf of Aggressive Growth Series

EX-99.G4 Letter of notice (April 30, 1998) to add the REIT Series to the Custodian Agreement between The Chase Manhattan
                      Bank and the Registrant

EX-99.G5              Form of Letter of notice (1999) to add the Aggressive Growth
                      Series to the Custodian Agreement between The Chase
                      Manhattan Bank and the Registrant

EX-99.H3              Executed Amended and Restated Shareholders Services Agreement (April 30, 1998)
                      between Delaware Service Company, Inc. and the Registrant on behalf of High Yield Series
                      (renamed Delchester Series), Capital Reserves Series, Equity/Income Series (renamed
                      Decatur Total Return Series), Multiple Strategy Series (renamed Delaware Series), Growth
                      Series (renamed DelCap Series), International Equity Series, Value Series (renamed Small
                      Cap Value Series), Emerging Growth Series (renamed Trend Series), Global Bond Series,
                      Strategic Income Series, Devon Series, Emerging Markets Series, Convertible Securities
                      Series, Quantum Series (renamed Social Awareness Series) and REIT Series

EX-99.H4              Form of Amended and Restated Shareholders Services Agreement (1999) between Delaware
                      Service Company, Inc. and the Registrant on behalf of High Yield Series (renamed
                      Delchester Series), Capital Reserves Series, Equity/Income Series (renamed Decatur Total
                      Return Series), Multiple Strategy Series (renamed Delaware Series), Growth Series
                      (renamed DelCap Series), International Equity Series, Value Series (renamed Small Cap
                      Value Series), Emerging Growth Series (renamed Trend Series), Global Bond Series,
                      Strategic Income Series, Devon Series, Emerging Markets Series, Convertible Securities
                      Series, Quantum Series (renamed Social Awareness Series), REIT Series and Aggressive
                      Growth Series

EX-99.H5i             Executed Amendment No. 9 (March 31, 1998) to Delaware Group of Funds Fund
                      Accounting Agreement


                                INDEX TO EXHIBITS
                                   (Continued)


EX-99.H5ii            Executed Amendment No. 10 (August 31, 1998) to Delaware Group of Funds Fund
                      Accounting Agreement

EX-99.H5iii           Executed Amendment No. 11 (September 14, 1998) to Delaware Group of Funds
                      Fund Accounting Agreement

EX-99.H5iv            Executed Amendment No. 12 (1998) to Delaware Group of Funds Fund Accounting
                      Agreement

EX-99.H5v             Executed Amendment No. 13 (1998) to Delaware Group of Funds Fund Accounting
                      Agreement

EX-99.Hvi             Form of Amendment No. 14 (1999) to Delaware Group of Funds Fund Accounting
                      Agreement

EX-99.I               Opinion of Counsel

EX-99.PB              Power of Attorney for John H. Durham

